                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-6174

--------------------------------------------------------------------------------

                             MFS INSTITUTIONAL TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             James R. Bordewick, Jr.
                    Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
--------------------------------------------------------------------------------

                        Date of fiscal year end: June 30
--------------------------------------------------------------------------------

                     Date of reporting period: June 30, 2004
--------------------------------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

MFS Institutional Trust

ANNUAL REPORT 6/30/04

MFS(R) INSTITUTIONAL LARGE CAP
GROWTH FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND

Objective: Seeks long-term growth of capital.

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.


TABLE OF CONTENTS
-------------------------------------------------------------

MFS PRIVACY POLICY
-------------------------------------------------------------
LETTER FROM THE CEO                                         1
-------------------------------------------------------------
MANAGEMENT REVIEW                                           3
-------------------------------------------------------------
PERFORMANCE SUMMARY                                         5
-------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                    7
-------------------------------------------------------------
FINANCIAL STATEMENTS                                       11
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                              15
-------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM    20
-------------------------------------------------------------
FEDERAL TAX INFORMATION                                    21
-------------------------------------------------------------
TRUSTEES AND OFFICERS                                      22
-------------------------------------------------------------
CONTACT INFORMATION                                BACK COVER

-------------------------------------------------------------------------------
A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
      NOT A DEPOSIT         NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a stepping stone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    July 19, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

The turnaround in global stock markets that began in the spring of 2003 continued into the first quarter of 2004. In our view, the release of increasingly positive economic, corporate earnings, and corporate capital spending numbers helped drive global equity markets. For the 12-month period ended June 30, 2004, stocks in general performed well.

In the second quarter of 2004, many measures of the global economy - including employment, consumer spending, corporate capital expenditures, and earnings - continued to improve. However, stock prices, which made only modest gains in the second quarter, generally did not reflect these improvements.

We believe that several factors were behind this slowdown in equity markets late in the period. One was the expectation that we were entering a period of rising interest rates, particularly in the United States. The U.S. Federal Reserve Board fulfilled these expectations with a rate increase of 0.25% on the last day of the period. The Bank of England, meanwhile, announced a pair of rate hikes and set the expectation for more in the future.

Investors, we believe, may also have felt that corporations would have difficulty showing strong year-over-year gains in the latter half of 2004, after earnings growth had improved strongly in the second half of 2003.

Investor concerns about geopolitical instability seemed, in our view, to hold back stock prices as well. We believe the March 2004 train bombings in Spain, continued unrest in Iraq, and terrorism in Saudi Arabia brought international political concerns to the forefront of investors' minds. Political instability in the Middle East, which could constrict oil supplies and bring additional oil price hikes, caused many investors, we think, to assume that the global economic recovery might slow down. Finally, in our view, worries that the Chinese economic engine would sputter acted as a drag on the global economy. Companies around the world supply China with raw materials and finished goods. As a result, any changes in the conditions of China's economy can have considerable ripple effects around the world.

DETRACTORS FROM PERFORMANCE

In the leisure sector, a combination of poor stock selection and an overweighting of the sector held back relative returns compared to the fund's benchmark. Meanwhile, cable operator Comcast fell after the firm's unsuccessful bid to acquire Disney. In our view, Comcast, along with its cable peers, remained under pressure due to fears of increasing competition from DSL and satellite broadcast providers. We believe generally lackluster demand for local advertising limited operating results for radio concerns Viacom, Westwood One, and Clear Channel Communications. By period-end, we had sold our position in Westwood One.

In the technology sector, stock selection and, to a lesser extent, a relative overweighting hurt results. Stock in online travel vendor InterActiveCorp, in our view, lost traction on concerns that hotels and airlines might provide more limited inventory to it and other Internet travel agents as demand rebounds. Underweighting semiconductor giant Intel held back relative returns as the stock performed well in the period. Similarly, underweighting cellular communications products firm QUALCOMM and missing most of the stock's strong rise over the period also subtracted from relative results. The fund did not own QUALCOMM at period-end.

In the retailing sector, our position in discount retailer Kohl's underperformed as the firm, apparently struggled to recover from an excess inventory situation.

The fund's cash position, although it averaged less than 3% over the period, also detracted from relative performance.

CONTRIBUTORS TO PERFORMANCE

On a sector basis, holdings in the consumer staples, health care, and utilities and communications sectors were the strongest contributors to relative performance over the one-year period compared to the fund's benchmark. In the consumer staples area, direct-sales cosmetics firm Avon, which reported solid revenue growth across all geographies, was the greatest contributor in the sector.

Among stocks of health care centers maintaining an underweighted stance in pharmaceutical makers Pfizer and Johnson & Johnson, and not owning Merck, helped relative results. In our view, patent challenges, limited new product introductions, and reimbursement questions continued to dampen investor enthusiasm for this group during the period. Elsewhere in health care, our position in Gilead Sciences, a biopharmaceutical maker of anti-infectives, advanced amid news that the company was joining forces with two large drug companies to develop a single pill combining their respective HIV compounds.

Stock selection and a relative overweighting aided results in the utilities and communications sector. Within the sector, cellular phone stocks in general rose during the bidding war for AT&T Wireless that culminated in the firm's purchase by rival Cingular, a joint venture of BellSouth and SBC Communications. Our greatest relative contributor in the sector was our Sprint PCS position, which we sold during the rally.

While technology positioning overall detracted from results, several of the portfolio's strongest relative contributors were technology stocks. These included semiconductor maker Analog Devices, networking products giant Cisco Systems, and Internet auctioneer eBay. We believe expansion into international markets was a key driver of eBay's revenue growth over the period.

Underweighting retail giant Wal-Mart and selling our position during the period also aided relative results as the stock retreated.

    Respectfully,

/s/ Margaret W. Adams          /s/ S. Irfan Ali            /s/ Stephen Pesek

    Margaret W. Adams              S. Irfan Ali                Stephen Pesek
    Portfolio Manager              Portfolio Manager           Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

The portfolio is actively managed, and current holdings may be different.


-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 6/30/04
-------------------------------------------------------------------------------

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

VISIT INSTITUTIONAL MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, February 22, 2000, through June 30, 2004.
Index information is from March 1, 2000.)

                           MFS Institutional
                              Large Cap             Russell 1000
                             Growth Fund            Growth Index

            2/00             $3,000,000              $3,000,000
            6/00              2,964,000               3,128,000
            6/01              2,251,000               1,996,000
            6/02              1,655,000               1,468,000
            6/03              1,645,000               1,511,000
            6/04              1,839,726               1,780,869

TOTAL RETURNS

----------------
Average annual
----------------

                          Fund
                      commencement
                          date            1-yr         3-yr         Life*
----------------------------------------------------------------------------
                       2/22/2000           11.80%        -6.50%      -10.62%
----------------------------------------------------------------------------

----------------
Average annual
----------------

Comparative benchmark
----------------------------------------------------------------------------
Russell 1000 Growth Index#                 17.88%        -3.74%      -11.34%
----------------------------------------------------------------------------

----------------
Cumulative
----------------

                          Fund
                       commencement
                          date            1-yr         3-yr         Life*
----------------------------------------------------------------------------
                       2/22/2000           11.80%       -18.26%      -38.68%
----------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, February 22, 2000, through June 30, 2004. Index information is from
  March 1, 2000.
# Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

RUSSELL 1000 GROWTH INDEX - measures the performance of large-cap U.S. growth stocks.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

KEY RISK CONSIDERATIONS

There are risks associated with investing in this fund. The value of the fund will vary daily since its investments will fluctuate in response to issuer, market, regulatory, economic, or political developments. Prior to making an investment in the fund, you should consider all the risks associated with it.

-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 6/30/04
-------------------------------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund.
It is categorized by broad-based asset classes.

Stocks - 97.0%
------------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                           SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 96.1%
------------------------------------------------------------------------------------------------------------------------
Aerospace - 1.2%
------------------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                                            31,300       $1,630,103
------------------------------------------------------------------------------------------------------------------------

Airlines - 0.9%
------------------------------------------------------------------------------------------------------------------------
Southwest Airlines Co.                                                                           71,050       $1,191,509
------------------------------------------------------------------------------------------------------------------------

Apparel Manufacturers - 2.0%
------------------------------------------------------------------------------------------------------------------------
Coach, Inc.*                                                                                     11,080         $500,705
------------------------------------------------------------------------------------------------------------------------
Nike, Inc., "B"                                                                                  14,880        1,127,160
------------------------------------------------------------------------------------------------------------------------
Reebok International Ltd.                                                                        27,400          985,852
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $2,613,717
------------------------------------------------------------------------------------------------------------------------
Automotive - 0.5%
------------------------------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.^                                                                           11,380         $704,877
------------------------------------------------------------------------------------------------------------------------

Banks & Credit Companies - 4.0%
------------------------------------------------------------------------------------------------------------------------
American Express Co.                                                                             43,960       $2,258,665
------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                                                  48,693        2,264,225
------------------------------------------------------------------------------------------------------------------------
MBNA Corp.                                                                                       28,430          733,210
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $5,256,100
------------------------------------------------------------------------------------------------------------------------
Biotechnology - 6.3%
------------------------------------------------------------------------------------------------------------------------
Amgen, Inc.*                                                                                     42,060       $2,295,214
------------------------------------------------------------------------------------------------------------------------
Celgene Corp.*                                                                                   11,300          647,038
------------------------------------------------------------------------------------------------------------------------
Genentech, Inc.*                                                                                  7,920          445,104
------------------------------------------------------------------------------------------------------------------------
Genzyme Corp.*                                                                                   50,160        2,374,073
------------------------------------------------------------------------------------------------------------------------
Gilead Sciences, Inc.*                                                                           35,950        2,408,650
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $8,170,079
------------------------------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 3.3%
------------------------------------------------------------------------------------------------------------------------
Comcast Corp., "A"*                                                                              61,897       $1,734,973
------------------------------------------------------------------------------------------------------------------------
Cox Communications, Inc., "A"^*                                                                  37,830        1,051,296
------------------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., "A"*                                                              26,580          817,335
------------------------------------------------------------------------------------------------------------------------
Time Warner, Inc.*                                                                               42,970          755,413
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $4,359,017
------------------------------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 1.6%
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                                                        11,130       $1,048,001
------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                                                        19,910        1,074,742
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $2,122,743
------------------------------------------------------------------------------------------------------------------------
Business Services - 1.7%
------------------------------------------------------------------------------------------------------------------------
Fiserv, Inc.*                                                                                    34,160       $1,328,482
------------------------------------------------------------------------------------------------------------------------
Getty Images, Inc.*                                                                              13,900          834,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $2,162,482
------------------------------------------------------------------------------------------------------------------------
Chemicals - 0.6%
------------------------------------------------------------------------------------------------------------------------
Monsanto Co.                                                                                     20,380         $784,630
------------------------------------------------------------------------------------------------------------------------

Computer Software - 9.2%
------------------------------------------------------------------------------------------------------------------------
Akamai Technologies, Inc.^*                                                                      60,900       $1,093,155
------------------------------------------------------------------------------------------------------------------------
Microsoft Corp.                                                                                 212,730        6,075,569
------------------------------------------------------------------------------------------------------------------------
Oracle Corp.*                                                                                    52,180          622,507
------------------------------------------------------------------------------------------------------------------------
Red Hat, Inc.*                                                                                   44,200        1,015,274
------------------------------------------------------------------------------------------------------------------------
Symantec Corp.*                                                                                  33,420        1,463,128
------------------------------------------------------------------------------------------------------------------------
VERITAS Software Corp.*                                                                          60,841        1,685,296
------------------------------------------------------------------------------------------------------------------------
                                                                                                             $11,954,929
------------------------------------------------------------------------------------------------------------------------
Computer Software - Systems - 1.9%
------------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                                            27,630       $2,435,585
------------------------------------------------------------------------------------------------------------------------

Consumer Goods & Services - 2.3%
------------------------------------------------------------------------------------------------------------------------
Apollo Group, Inc., "A"^*                                                                         8,620         $761,060
------------------------------------------------------------------------------------------------------------------------
Avon Products, Inc.                                                                              17,160          791,762
------------------------------------------------------------------------------------------------------------------------
Career Education Corp.*                                                                          16,370          745,817
------------------------------------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                                            12,030          703,154
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $3,001,793
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 4.4%
------------------------------------------------------------------------------------------------------------------------
Emerson Electric Co.                                                                             17,250       $1,096,238
------------------------------------------------------------------------------------------------------------------------
General Electric Co.                                                                            142,130        4,605,012
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $5,701,250
------------------------------------------------------------------------------------------------------------------------
Electronics - 6.7%
------------------------------------------------------------------------------------------------------------------------
Analog Devices, Inc.                                                                             47,480       $2,235,358
------------------------------------------------------------------------------------------------------------------------
Intel Corp.                                                                                      63,210        1,744,596
------------------------------------------------------------------------------------------------------------------------
Linear Technology Corp.                                                                          17,790          702,171
------------------------------------------------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                                                                  14,040          735,977
------------------------------------------------------------------------------------------------------------------------
Novellus Systems, Inc.*                                                                          22,700          713,688
------------------------------------------------------------------------------------------------------------------------
Texas Instruments, Inc.                                                                          65,240        1,577,503
------------------------------------------------------------------------------------------------------------------------
Xilinx, Inc.                                                                                     32,330        1,076,912
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $8,786,205
------------------------------------------------------------------------------------------------------------------------
Entertainment - 2.2%
------------------------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.                                                               36,280       $1,340,546
------------------------------------------------------------------------------------------------------------------------
Viacom, Inc., "B"                                                                                42,751        1,527,066
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $2,867,612
------------------------------------------------------------------------------------------------------------------------
Food & Drug Stores - 1.5%
------------------------------------------------------------------------------------------------------------------------
CVS Corp.                                                                                        46,060       $1,935,441
------------------------------------------------------------------------------------------------------------------------

Food & Non-Alcoholic Beverages - 1.6%
------------------------------------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                                                    37,620       $2,026,966
------------------------------------------------------------------------------------------------------------------------

Gaming & Lodging - 1.5%
------------------------------------------------------------------------------------------------------------------------
Carnival Corp.                                                                                   42,670       $2,005,490
------------------------------------------------------------------------------------------------------------------------

General Merchandise - 3.2%
------------------------------------------------------------------------------------------------------------------------
Kohl's Corp.*                                                                                    40,290       $1,703,461
------------------------------------------------------------------------------------------------------------------------
Target Corp.                                                                                     56,810        2,412,721
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $4,116,182
------------------------------------------------------------------------------------------------------------------------
Insurance - 3.0%
------------------------------------------------------------------------------------------------------------------------
American International Group, Inc.                                                               39,940       $2,846,923
------------------------------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                                                          16,300        1,120,462
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $3,967,385
------------------------------------------------------------------------------------------------------------------------
Internet - 3.5%
------------------------------------------------------------------------------------------------------------------------
eBay, Inc.*                                                                                      22,200       $2,041,290
------------------------------------------------------------------------------------------------------------------------
InterActiveCorp^*                                                                                31,190          940,067
------------------------------------------------------------------------------------------------------------------------
Yahoo!, Inc.*                                                                                    44,040        1,599,973
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $4,581,330
------------------------------------------------------------------------------------------------------------------------
Machinery & Tools - 1.7%
------------------------------------------------------------------------------------------------------------------------
Caterpillar, Inc.                                                                                14,700       $1,167,768
------------------------------------------------------------------------------------------------------------------------
Illinois Tool Works, Inc.                                                                        10,700        1,026,023
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $2,193,791
------------------------------------------------------------------------------------------------------------------------
Medical Equipment - 4.7%
------------------------------------------------------------------------------------------------------------------------
C.R. Bard, Inc.                                                                                  24,600       $1,393,590
------------------------------------------------------------------------------------------------------------------------
Guidant Corp.                                                                                    14,390          804,113
------------------------------------------------------------------------------------------------------------------------
Medtronic, Inc.                                                                                  50,970        2,483,258
------------------------------------------------------------------------------------------------------------------------
Waters Corp.*                                                                                    30,740        1,468,757
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $6,149,718
------------------------------------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 3.1%
------------------------------------------------------------------------------------------------------------------------
Dell, Inc.*                                                                                      76,720       $2,748,110
------------------------------------------------------------------------------------------------------------------------
Lexmark International, Inc., "A"*                                                                11,300        1,090,789
------------------------------------------------------------------------------------------------------------------------
Network Appliance, Inc.*                                                                         12,480          268,694
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $4,107,593
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 11.1%
------------------------------------------------------------------------------------------------------------------------
Abbott Laboratories                                                                              58,500       $2,384,460
------------------------------------------------------------------------------------------------------------------------
Eli Lilly & Co.                                                                                  28,760        2,010,612
------------------------------------------------------------------------------------------------------------------------
Johnson & Johnson                                                                                88,350        4,921,095
------------------------------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                                                     99,687        3,417,270
------------------------------------------------------------------------------------------------------------------------
Wyeth                                                                                            48,240        1,744,358
------------------------------------------------------------------------------------------------------------------------
                                                                                                             $14,477,795
------------------------------------------------------------------------------------------------------------------------
Printing & Publishing - 0.3%
------------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co., "A"*                                                                       9,630         $417,461
------------------------------------------------------------------------------------------------------------------------

Restaurants - 0.6%
------------------------------------------------------------------------------------------------------------------------
Outback Steakhouse, Inc.                                                                         18,140         $750,270
------------------------------------------------------------------------------------------------------------------------

Specialty Stores - 3.4%
------------------------------------------------------------------------------------------------------------------------
Best Buy Co., Inc.                                                                               28,000       $1,420,720
------------------------------------------------------------------------------------------------------------------------
Lowe's Co., Inc.                                                                                 22,100        1,161,355
------------------------------------------------------------------------------------------------------------------------
Pacific Sunwear of California, Inc.^*                                                            38,910          761,469
------------------------------------------------------------------------------------------------------------------------
PETsMART, Inc.                                                                                   31,730        1,029,639
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $4,373,183
------------------------------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 0.8%
------------------------------------------------------------------------------------------------------------------------
Andrew Corp.*                                                                                    55,090       $1,102,351
------------------------------------------------------------------------------------------------------------------------

Telecommunications - Wireline - 5.5%
------------------------------------------------------------------------------------------------------------------------
ADTRAN, Inc.                                                                                     39,960       $1,333,465
------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.*                                                                            207,600        4,920,120
------------------------------------------------------------------------------------------------------------------------
Corning, Inc.*                                                                                   73,650          961,869
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $7,215,454
------------------------------------------------------------------------------------------------------------------------
Telephone Services - 0.7%
------------------------------------------------------------------------------------------------------------------------
Sprint FON Group                                                                                 51,325         $903,320
------------------------------------------------------------------------------------------------------------------------

Trucking - 1.1%
------------------------------------------------------------------------------------------------------------------------
FedEx Corp.                                                                                      17,090       $1,396,082
------------------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                           $125,462,443
------------------------------------------------------------------------------------------------------------------------

Foreign Stock - 0.9%
------------------------------------------------------------------------------------------------------------------------
Bermuda - 0.9%
------------------------------------------------------------------------------------------------------------------------
Ace Ltd. (Insurance)                                                                             26,580       $1,123,802
------------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $115,294,491)                                                                $126,586,245
------------------------------------------------------------------------------------------------------------------------

Short-Term Obligation - 0.5%
------------------------------------------------------------------------------------------------------------------------
                                                                                         PAR AMOUNT
ISSUER                                                                                 (000 Omitted)               VALUE
------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 1.48%, due 7/01/04, at Amortized Cost                              $594         $594,000
------------------------------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 4.0%
------------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                           SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value                     5,260,534       $5,260,534
------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.1%
------------------------------------------------------------------------------------------------------------------------
                                                                                         PAR AMOUNT
ISSUER                                                                                 (000 Omitted)               VALUE
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley, 1.5%, dated 6/30/04, due 7/01/04, total to be received $2,768,115
(secured by various U.S. Treasury and Federal Agency obligations in a jointly
traded account), at Cost                                                                         $2,768       $2,768,000
------------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $123,917,025)                                                           $135,208,779
------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (3.6)%                                                                       (4,669,423)
------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                         $130,539,356
------------------------------------------------------------------------------------------------------------------------
* Non-income producing security.
^ All or a portion of this security is on loan.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS            STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 6/30/04

ASSETS

Investments, at value, including $5,136,980 of securities on loan
(identified cost, $123,917,025)                                                          $135,208,779
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                           11,417
-----------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold                                                             1,500,197
-----------------------------------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                                               240,000
-----------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                                              63,021
-----------------------------------------------------------------------------------------------------------------------------
Receivable from investment adviser                                                            105,180
-----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                     $137,128,594
-----------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                                          $1,273,660
-----------------------------------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                                              7,846
-----------------------------------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                                                  5,260,534
-----------------------------------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                                1,797
-----------------------------------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                                                      54
-----------------------------------------------------------------------------------------------------------------------------
  Administrative fee                                                                               40
-----------------------------------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                                         45,307
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                  $6,589,238
-----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                       $130,539,356
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                                          $169,584,700
-----------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation of assets and liabilities in
foreign currencies                                                                         11,291,794
-----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions            (50,545,105)
-----------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                               207,967
-----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                       $130,539,356
-----------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                                          21,648,411
-----------------------------------------------------------------------------------------------------------------------------
Net asset value per share
(net assets / shares of beneficial interest outstanding)                                                                $6.03
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS     STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 6/30/04

NET INVESTMENT INCOME

Income
-----------------------------------------------------------------------------------------------------------------------------
  Dividends                                                                                 $1,753,845
-----------------------------------------------------------------------------------------------------------------------------
  Interest                                                                                      72,796
-----------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                            $1,826,641
-----------------------------------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                            $1,603,849
-----------------------------------------------------------------------------------------------------------------------------
  Trustees' compensation                                                                         8,415
-----------------------------------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                                                   16,140
-----------------------------------------------------------------------------------------------------------------------------
  Administrative fee                                                                            16,116
-----------------------------------------------------------------------------------------------------------------------------
  Custodian fee                                                                                 68,630
-----------------------------------------------------------------------------------------------------------------------------
  Printing                                                                                       3,761
-----------------------------------------------------------------------------------------------------------------------------
  Postage                                                                                           32
-----------------------------------------------------------------------------------------------------------------------------
  Auditing fees                                                                                 32,795
-----------------------------------------------------------------------------------------------------------------------------
  Legal fees                                                                                     3,733
-----------------------------------------------------------------------------------------------------------------------------
  Miscellaneous                                                                                 42,166
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                     $1,795,637
-----------------------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                                          (1,627)
-----------------------------------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                                                 (619,990)
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                       $1,174,020
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                $652,621
-----------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (identified cost basis)
-----------------------------------------------------------------------------------------------------------------------------
  Investment transactions                                                                  $38,676,453
-----------------------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                                                                     58
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                                                $38,676,511
-----------------------------------------------------------------------------------------------------------------------------
Change in unrealized depreciation
-----------------------------------------------------------------------------------------------------------------------------
  Investments                                                                             $(14,155,742)
-----------------------------------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies                                      (53)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized loss on investments and foreign currency translation                                              $(14,155,795)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currency transactions                                 $24,520,716
-----------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                                            $25,173,337
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS     STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

YEARS ENDED 6/30                                                                            2004                     2003

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS

Net investment income                                                                        $652,621                $612,142
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions                  38,676,511             (34,011,384)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign currency translation                (14,155,795)             33,181,664
----------------------------------------------------------------------------------     --------------           -------------
Increase (decrease) in net assets from operations                                         $25,173,337               $(217,578)
----------------------------------------------------------------------------------     --------------           -------------
Distributions declared to shareholders from net investment income                           $(717,883)              $(539,976)
----------------------------------------------------------------------------------     --------------           -------------
Net increase (decrease) in net assets from fund share transactions                       $(85,535,861)            $12,102,097
----------------------------------------------------------------------------------     --------------           -------------
Total increase (decrease) in net assets                                                  $(61,080,407)            $11,344,543
----------------------------------------------------------------------------------     --------------           -------------

NET ASSETS

At beginning of period                                                                    191,619,763             180,275,220
-----------------------------------------------------------------------------------------------------------------------------
At end of period (including accumulated undistributed net investment income of
$207,967 and $273,171, respectively)                                                     $130,539,356            $191,619,763
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS     FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund
(assuming reinvestment of all distributions). This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

                                                                             YEARS ENDED 6/30
                                                          -------------------------------------------------------   PERIOD ENDED
                                                              2004            2003            2002           2001     6/30/00*
Net asset value, beginning of period                         $5.41           $5.46           $7.44          $9.88       $10.00
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

Net investment income(S)                                     $0.02           $0.02           $0.02          $0.04        $0.03
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
and foreign currency                                          0.62           (0.05)          (1.98)         (2.40)       (0.15)
-------------------------------------------------------     ------          ------          ------         ------       ------
Total from investment operations                             $0.64          $(0.03)         $(1.96)        $(2.36)      $(0.12)
-------------------------------------------------------     ------          ------          ------         ------       ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                  $(0.02)         $(0.02)         $(0.02)        $(0.02)         $--
------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments and
foreign currency transactions                                   --              --              --          (0.06)          --
-------------------------------------------------------     ------          ------          ------         ------       ------
Total distributions declared to shareholders                $(0.02)         $(0.02)         $(0.02)        $(0.08)         $--
-------------------------------------------------------     ------          ------          ------         ------       ------
Net asset value, end of period                               $6.03           $5.41           $5.46          $7.44        $9.88
-------------------------------------------------------     ------          ------          ------         ------       ------
Total return (%)                                             11.80           (0.60)         (26.44)        (24.07)       (1.20)++
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                                    0.55            0.55            0.55           0.56         0.57+
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         0.30            0.35            0.27           0.47         0.96+
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                             119             213             217            314           98
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                 $130,539        $191,620        $180,275       $113,893      $15,242
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually agreed under a temporary expense agreement to reimburse all of the fund's operating expenses, exclusive of management fees, in excess of 0.05% of average daily net assets. In addition, the investment adviser contractually waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                 $0.00+++        $0.00+++       $(0.00)+++      $0.01       $(0.01)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                    0.84            0.87            0.88           0.90         1.87+
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                  0.01            0.03           (0.06)          0.13        (0.34)+
------------------------------------------------------------------------------------------------------------------------------

  * For the period from the commencement of the fund's investment operations, February 22, 2000, through June 30, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount is less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Institutional Large Cap Growth Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money Market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended June 30, 2004, the fund's custodian fees were reduced by $1,028 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For year ended June 30, 2004, the fund's miscellaneous expenses were reduced by $599 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the years ended June 30, 2004 and June 30, 2003 was as follows:

                                              6/30/04      6/30/03
             Distributions declared from
               ordinary income               $717,883     $539,976
             -----------------------------------------------------

During the year ended June 30, 2004 accumulated undistributed net investment income increased by $58, accumulated net realized loss on investments and foreign currency transactions increased by $269,127 and paid in capital increased by $269,069 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of June 30, 2004 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

             Undistributed ordinary income                $207,967
             -----------------------------------------------------
             Capital loss carryforward                 (46,472,222)
             -----------------------------------------------------
             Unrealized appreciation                     7,218,911
             -----------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2010 $(8,179,279) and June 30, 2011 $(38,292,943).

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has contractually agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended June 30, 2004 were 0.50% of average daily net assets on an annualized basis.

The investment adviser has contractually agreed to reimburse the fund's operating expenses exclusive of management fees such that the fund's other expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

The MFS funds, including this fund, have entered into a services agreement (the "Agreement") which provides for payment of fees by the MFS funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the MFS funds. The ICCO is an officer of the MFS funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the MFS funds for a proportional share of substantially all of the payments made by the MFS funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The MFS funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

              First $2 billion                           0.0175%
              --------------------------------------------------
              Next $2.5 billion                          0.0130%
              --------------------------------------------------
              Next $2.5 billion                          0.0005%
              --------------------------------------------------
              In excess of $7 billion                    0.0000%
              --------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

              First $2 billion                          0.01120%
              --------------------------------------------------
              Next $2.5 billion                         0.00832%
              --------------------------------------------------
              Next $2.5 billion                         0.00032%
              --------------------------------------------------
              In excess of $7 billion                   0.00000%
              --------------------------------------------------

For the year ended June 30, 2004, the fund paid MFS $16,116 equivalent to 0.00751% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%, which amounted to $16,010 for the year ended June 30, 2004. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $242,019,866 and $322,444,873, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

              Aggregate cost                        $127,989,908
              --------------------------------------------------
              Gross unrealized appreciation           $9,368,848
              --------------------------------------------------
              Gross unrealized depreciation           (2,149,977)
              --------------------------------------------------
              Net unrealized appreciation             $7,218,871
              --------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                                   Year Ended June 30, 2004          Year Ended June 30, 2003
                                                                   SHARES            AMOUNT          SHARES          AMOUNT
Shares sold                                                        12,014,105       $66,660,559      6,748,484      $32,870,175
-------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                                         113,206           671,313        112,730          539,976
-------------------------------------------------------------------------------------------------------------------------------
Shares reacquired                                                 (25,924,904)     (152,867,733)    (4,441,252)     (21,308,054)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                           (13,797,593)     $(85,535,861)     2,419,962      $12,102,097
-------------------------------------------------------------------------------------------------------------------------------

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended June 30, 2004, was $1,009, and is included in miscellaneous expense. The fund had no significant borrowings during the year ended June 30, 2004.

(7) REDEMPTIONS IN-KIND

On March 11, 2004, the fund paid redemption proceeds by a distribution in-kind of portfolio securities that were valued at $4,933,785. The redeeming shareholder received a pro rata share of each of the securities held by the fund. The sale of such securities generated a realized gain of $934,096 for the fund.

(8) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan administered by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards and Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades. As part of the settlement, MFS has retained an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

(9) SUBSEQUENT EVENTS

On July 22, 2004, the fund paid redemption proceeds by a distribution in-kind of portfolio securities and cash that were valued at $23,555,890. The redeeming shareholder received a pro rata share of each of the securities held by the fund. The sale of such securities represented 19.06% of that day's net assets.

The fund's investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. Pursuant to the SEC Order, MFS, on July 28, 2004 transferred $1.00 in disgorgement and $50 million in penalty to the SEC (the "Payments"). A plan for distribution of these Payments has been submitted to the SEC. Contemporaneous with the transfer, the fund accrued an estimate of the amount to be received upon final approval of the plan of distribution. The non- recurring accrual in the amount of $6,823 resulted in an impact to net asset value of less than $0.01 per share based on the shares outstanding on the day the proceeds were recorded.

On August 4, 2004, the fund paid redemption proceeds by a distribution in-kind of portfolio securities and cash that were valued at $8,509,372. The redeeming shareholder received a pro rata share of each of the securities held by the fund. The sale of such securities represented 8.58% of that day's net assets.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Large Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Large Cap Growth Fund (one of the series comprising MFS Institutional Trust) (the "Trust") as of June 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the commencement of the fund's operations, February 22, 2000, through June 30, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Institutional Large Cap Growth Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the commencement of the fund's operations, February 22, 2000, through June 30, 2000, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 16, 2004

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

For the year ended June 30, 2004, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

--------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The business address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                                  POSITION(s) HELD        TRUSTEE/OFFICER       PRINCIPAL OCCUPATIONS & OTHER DIRECTORSHIPS(2)
NAME, DATE OF BIRTH                  WITH FUND               SINCE(1)                     DURING THE PAST FIVE YEARS
-------------------               ----------------        ---------------       ----------------------------------------------

INTERESTED TRUSTEES
John W. Ballen(3)                Trustee and President   August 2001 until      Massachusetts Financial Services Company, Chief
(born 09/12/59)                                          February 2004          Executive Officer and Director (until February
                                                                                2004)

Robert J. Manning(3)             Trustee and President   February 2004          Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                                 Executive Officer, President, Chief Investment
                                                                                Officer and Director

Kevin R. Parke(3)                Trustee                 January 2002 until     Massachusetts Financial Services Company,
(born 12/14/59)                                          February 2004          President, Chief Investment Officer and Director
                                                                                (until February 2004)

Robert C. Pozen(3)               Trustee                 February 2004          Massachusetts Financial Services Company, Chairman
(born 08/08/46)                                                                 (since February 2004); Harvard Law School
                                                                                (education), John Olin Visiting Professor (since
                                                                                July 2002); Secretary of Economic Affairs, The
                                                                                Commonwealth of Massachusetts (January 2002 to
                                                                                December 2002); Fidelity Investments, Vice Chairman
                                                                                (June 2000 to December 2001); Fidelity Management &
                                                                                Research Company (investment adviser), President
                                                                                (March 1997 to July 2001); The Bank of New York
                                                                                (financial services), Director; Bell Canada
                                                                                Enterprises (telecommunications), Director; Telesat
                                                                                (satellite communications), Director

Jeffrey L. Shames(3)             Trustee                 October 1993 until     Massachusetts Financial Services Company, Chairman
(born 06/02/55)                                          February 2004          (until February 2004)

INDEPENDENT TRUSTEES
J. Atwood Ives                   Chairman                February 1992          Private investor; KeySpan Corporation (energy
(born 05/01/36)                                                                 related services), Director; Eastern Enterprises
                                                                                (diversified services company), Chairman, Trustee
                                                                                and Chief Executive Officer (until November 2000)

Lawrence H. Cohn, M.D.           Trustee                 August 1993            Brigham and Women's Hospital, Chief of Cardiac
(born 03/11/37)                                                                 Surgery; Harvard Medical School, Professor of
                                                                                Surgery

David H. Gunning                 Trustee                 January 2004           Cleveland-Cliffs, Inc. (mining products and service
(born 05/30/42)                                                                 provider), Vice Chairman/Director (since April
                                                                                2001); Encinitos Ventures (private investment
                                                                                company), Principal (1997 to April 2001); Lincoln
                                                                                Electric Holdings, Inc. (welding equipment
                                                                                manufacturer), Director; Southwest Gas Corporation
                                                                                (natural gas distribution company), Director

William R. Gutow                 Trustee                 December 1993          Private investor and real estate consultant;
(born 09/27/41)                                                                 Capitol Entertainment Management Company (video
                                                                                franchise), Vice Chairman

Amy B. Lane                      Trustee                 January 2004           Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                                 Director, Investment Banking Group (1997 to
                                                                                February 2001); Borders Group, Inc. (book and music
                                                                                retailer), Director; Federal Realty Investment
                                                                                Trust (real estate investment trust), Trustee

Lawrence T. Perera               Trustee                 July 1981              Hemenway & Barnes (attorneys), Partner
(born 06/23/35)

William J. Poorvu                Trustee                 August 1982            Private investor; Harvard University Graduate
(born 04/10/35)                                                                 School of Business Administration, Class of 1961
                                                                                Adjunct Professor in Entrepreneurship Emeritus; CBL
                                                                                & Associates Properties, Inc. (real estate
                                                                                investment trust), Director

J. Dale Sherratt                 Trustee                 August 1993            Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                 specialists), President; Wellfleet Investments
                                                                                (investor in health care companies), Managing
                                                                                General Partner (since 1993); Cambridge
                                                                                Nutraceuticals (professional nutritional products),
                                                                                Chief Executive Officer (until May 2001)

Elaine R. Smith                  Trustee                 February 1992          Independent health care industry consultant
(born 04/25/46)

Ward Smith                       Trustee                 October 1992           Private investor
(born 09/13/30)

OFFICERS
Robert J. Manning(3)             President and Trustee   February 2004          Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                                 Executive Officer, President, Chief Investment
                                                                                Officer and Director

John W. Ballen(3)                President and Trustee   August 2001 until      Massachusetts Financial Services Company, Chief
(born 09/12/59)                                          February 2004          Executive Officer and Director (until February
                                                                                2004)

James R. Bordewick, Jr.(3)       Assistant Secretary     September 1990         Massachusetts Financial Services Company, Senior
(born 03/06/59)                  and Assistant Clerk                            Vice President and Associate General Counsel

Stephen E. Cavan(3)              Secretary and Clerk     December 1989 until    Massachusetts Financial Services Company, Senior
(born 11/06/53)                                          March 2004             Vice President, General Counsel and Secretary
                                                                                (until March 2004)

Stephanie A. DeSisto(3)          Assistant Treasurer     May 2003               Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                                 President (since April 2003); Brown Brothers
                                                                                Harriman & Co., Senior Vice President (November
                                                                                2002 to April 2003); ING Groep N.V./Aeltus
                                                                                Investment Management, Senior Vice President (prior
                                                                                to November 2002)

Robert R. Flaherty(3)            Assistant Treasurer     August 2000            Massachusetts Financial Services Company, Vice
(born 09/18/63)                                                                 President (since August 2000); UAM Fund Services,
                                                                                Senior Vice President (prior to August 2000)

Richard M. Hisey(3)              Treasurer               August 2002            Massachusetts Financial Services Company, Senior
(born 08/29/58)                                                                 Vice President (since July 2002); The Bank of New
                                                                                York, Senior Vice President (September 2000 to July
                                                                                2002); Lexington Global Asset Managers, Inc.,
                                                                                Executive Vice President and Chief Financial
                                                                                Officer (prior to September 2000); Lexington Funds,
                                                                                Chief Financial Officer (prior to September 2000)

Ellen Moynihan(3)                Assistant Treasurer     April 1997             Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                                 President

Frank L. Tarantino               Independent Chief       June 2004              Tarantino LLC (provider of compliance services),
(born 03/07/44)                  Compliance Officer                             Principal (since June 2004); CRA Business
                                                                                Strategies Group (consulting services), Executive
                                                                                Vice President (April 2003 to June 2004); David L.
                                                                                Babson & Co. (investment adviser), Managing
                                                                                Director, Chief Administrative Officer and Director
                                                                                (February 1997 to March 2003)

James O. Yost(3)                 Assistant Treasurer     September 1990         Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                                 Vice President

------------------
(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston
    Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect
Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                     CUSTODIAN
Massachusetts Financial Services Company               State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741             225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                            INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                            Deloitte & Touche LLP
500 Boylston Street, Boston, MA 02116-3741             200 Berkeley Street, Boston, MA 02116

PORTFOLIO MANAGERS
Margaret W. Adams
S. Irfan Ali
Stephen Pesek

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

MFS Service Center, Inc.
P.O. Box 2281
Boston,MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired individuals, call toll free:
1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf).

For share prices, account balances, exchanges or stock and bond outlooks, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

WORLD WIDE WEB

mfs.com

[logo] M F S(R)
INVESTMENT MANAGEMENT

(C)2004 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                   ILC-ANN 8/04

MFS(R) Institutional Trust

ANNUAL REPORT 6/30/04

MFS(R) INSTITUTIONAL MID CAP
GROWTH FUND

A path for pursuing opportunity

[graphic omitted]

                                                             [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

MFS(R) INSTITUTIONAL MID CAP GROWTH FUND

Objective: Seeks long-term growth of capital.

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
----------------------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------------------
LETTER FROM THE CEO                                            1
----------------------------------------------------------------
MANAGEMENT REVIEW                                              3
----------------------------------------------------------------
PERFORMANCE SUMMARY                                            5
----------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                       7
----------------------------------------------------------------
FINANCIAL STATEMENTS                                          11
----------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                 15
----------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM       20
----------------------------------------------------------------
TRUSTEES AND OFFICERS                                         21
----------------------------------------------------------------
CONTACT INFORMATION                                   BACK COVER

-------------------------------------------------------------------------------
A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
      NOT A DEPOSIT         NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a stepping stone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    July 19, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

For the 12-month period ended June 30, 2004, U.S. stocks in general posted strong returns. The economic rebound that began in the spring of 2003 continued into early 2004. In January and February of 2004, equity markets moved higher - fueled, we believe, by improving corporate earnings, rising employment, and a rebound in corporate capital expenditures.

In late February, however, the stock market started to lose momentum and subsequently gave back some of its gains as investors, we believe, focused on increasing levels of political and economic risk. In our view, news reports of continuing violence in Iraq and terrorist attacks in Spain and Saudi Arabia heightened concerns about political instability. We think rising oil prices and a slowdown in the Chinese economy, with its ever-increasing influence on global markets, also prompted investors to reduce growth expectations for many domestic companies. In addition, we feel expectations of a rate increase by the U.S. Federal Reserve Board, which in fact occurred on the last day of the period, added to downward pressure on the U.S. equity market.

DETRACTORS FROM PERFORMANCE

Stock selection in the leisure sector was a significant detractor from relative performance. In particular, Westwood One, Citadel Broadcasting, Entercom, and several other media holdings hurt results as their earnings fell short of our growth expectations. These firms did not enjoy the strong increases in advertising revenues that we had anticipated in an improving economy. Elsewhere in the leisure sector, our position in satellite broadcaster EchoStar Communications lost ground as investors, we believe, focused on subscriber acquisition cost trends and concerns about intensifying competition from cable companies.

In the transportation sector, stock selection and a relative overweighting proved detrimental to results. Low-priced airline JetBlue Airways and trucking company Swift Transportation were the key detractors in the sector, although they were not among the portfolio's top 10 detractors for the period. The fund's Swift Transportation position was sold during the period.

Holdings in other sectors that were significant detractors from relative returns included online commerce firm InterActiveCorp, post-secondary education provider Corinthian Colleges, and weight loss company Weight Watchers. By period-end, Weight Watchers had been sold out of the portfolio. Not owning orthopedic products maker Zimmer Holdings, which is tracked by the fund's benchmark, also hurt relative results as the stock soared during the period.

The fund's cash position, although it averaged less than 4% over the period, also detracted from relative performance.

CONTRIBUTORS TO PERFORMANCE

The fund's strongest-performing sectors over the period, relative to its benchmark, were health care and utilities and communications. Strong stock selection boosted relative returns in both sectors, and an overweighting in the utilities and communications area helped results as well.

In the health care sector, the fund's best-performing stocks, on a relative basis, were Cytyc, Invitrogen, and C.R. Bard. The share price of Cytyc, which we view as a leader in cervical cancer diagnostic testing, surged as the introduction of the company's new imaging system for screening tissue samples prompted optimism for continuing growth, in our view. Similarly, stock in medical products firm C.R. Bard rose as the company posted solid earnings growth driven, we believe, by new product introductions and strong execution of the company's business plan. We believe Invitrogen, which sells medical instrumentation used in research and drug manufacturing, benefited from an industry recovery and from improved product offerings and efficiency gains under a new CEO.

In the utilities and communications arena, the fund's strongest relative contributors were cellular communications tower operators American Tower and Crown Castle International.

Stocks in other sectors that aided relative performance included pet products retailer PETsMART, semiconductor firm Marvell Technology Group, and cruise operator Royal Caribbean Cruises.

    Respectfully,

/s/ Eric B. Fischman                    /s/ David E. Sette-Ducati

    Eric B. Fischman                        David E. Sette-Ducati
    Portfolio Manager                       Portfolio Manager

Note to shareholders: Effective July 1, 2004, Camille H. Lee became a manager of the portfolio.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities and may not be representative of any MFS portfolio's current or future investments.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 6/30/04
--------------------------------------------------------------------------------

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

VISIT INSTITUTIONAL MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 28, 1995, through June 30, 2004. Index information is from January 1, 1996.)

                     MFS Institutional            Russell
                    Mid Cap Growth Fund       Cap Growth Index

          12/95         $ 3,000,000             $3,000,000
          6/96            3,342,000              3,313,000
          6/98            4,868,000              4,831,000
          6/00           10,729,000              8,637,000
          6/02            4,586,000              4,357,000
          6/04            6,093,797              5,956,043

TOTAL RETURNS

--------------
Average annual
--------------
                       Fund
                   commencement
                       date           1-yr       3-yr       5-yr     Life*
------------------------------------------------------------------------------
                    12/28/1995         26.99%    -12.34%     0.51%     8.69%
------------------------------------------------------------------------------

--------------
Average annual
--------------

Comparative benchmark
------------------------------------------------------------------------------
Russell Mid Cap
Growth Index#                          27.33%      0.23%     0.49%     8.40%
------------------------------------------------------------------------------

--------------------
Cumulative
without sales charge
--------------------
                       Fund
                   commencement
                       date           1-yr       3-yr       5-yr     Life*
------------------------------------------------------------------------------
                    12/28/1995       26.99%      -32.64%     2.55%   103.13%
------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, December 28, 1995, through June 30, 2004. Index information is from
  January 1, 1996.
# Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITIONS

RUSSELL MID CAP GROWTH INDEX - measures the performance of U.S. mid-cap growth stocks.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging markets securities involves risks related to interest rates, currency exchange rates, economic, and political conditions.

Investing in mid-sized companies is riskier than investing in more-established companies.

These risks may increase share price volatility. See the prospectus for further information regarding these and other risk considerations.

---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 6/30/04
---------------------------------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your series. It is categorized by broad-based asset classes.

Stocks - 96.8%
---------------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                              SHARES          $ VALUE
---------------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 92.3%
---------------------------------------------------------------------------------------------------------------------------
Airlines - 0.9%
---------------------------------------------------------------------------------------------------------------------------
JetBlue Airways Corp.^*                                                                           5,030            $147,781
---------------------------------------------------------------------------------------------------------------------------

Apparel Manufacturers - 1.0%
---------------------------------------------------------------------------------------------------------------------------
Coach, Inc.*                                                                                      3,960            $178,952
---------------------------------------------------------------------------------------------------------------------------

Banks & Credit Companies - 1.3%
---------------------------------------------------------------------------------------------------------------------------
Investors Financial Services Corp.^                                                               5,120            $223,131
---------------------------------------------------------------------------------------------------------------------------

Biotechnology - 7.7%
---------------------------------------------------------------------------------------------------------------------------
Biogen Idec, Inc.*                                                                                1,970            $124,596
---------------------------------------------------------------------------------------------------------------------------
Celgene Corp.*                                                                                    2,300             131,698
---------------------------------------------------------------------------------------------------------------------------
Gen-Probe, Inc.*                                                                                  3,300             156,156
---------------------------------------------------------------------------------------------------------------------------
Genzyme Corp.*                                                                                    7,450             352,609
---------------------------------------------------------------------------------------------------------------------------
Gilead Sciences, Inc.*                                                                            4,225             283,075
---------------------------------------------------------------------------------------------------------------------------
MedImmune, Inc.*                                                                                  8,660             202,644
---------------------------------------------------------------------------------------------------------------------------
Neurocrine Biosciences, Inc.*                                                                     1,060              54,961
---------------------------------------------------------------------------------------------------------------------------
Protein Design Labs, Inc.*                                                                        1,750              33,478
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 $1,339,217
---------------------------------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 5.1%
---------------------------------------------------------------------------------------------------------------------------
Citadel Broadcasting Corp.*                                                                      18,300            $266,631
---------------------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., "A"*                                                               7,950             244,463
---------------------------------------------------------------------------------------------------------------------------
Entercom Communications Corp., "A"*                                                                 300              11,190
---------------------------------------------------------------------------------------------------------------------------
NTL, Inc.*                                                                                        4,059             233,880
---------------------------------------------------------------------------------------------------------------------------
Westwood One, Inc.*                                                                               5,670             134,946
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $891,110
---------------------------------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 3.2%
---------------------------------------------------------------------------------------------------------------------------
Ameritrade Holding Corp.*                                                                        19,190            $217,807
---------------------------------------------------------------------------------------------------------------------------
Chicago Mercantile Exchange^                                                                        600              86,622
---------------------------------------------------------------------------------------------------------------------------
Legg Mason, Inc.                                                                                  2,860             260,289
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $564,718
---------------------------------------------------------------------------------------------------------------------------
Business Services - 9.4%
---------------------------------------------------------------------------------------------------------------------------
Alliance Data Systems Corp.*                                                                      3,040            $128,440
---------------------------------------------------------------------------------------------------------------------------
Ceridian Corp.*                                                                                   6,420             144,450
---------------------------------------------------------------------------------------------------------------------------
Corporate Executive Board Co.                                                                     4,300             248,497
---------------------------------------------------------------------------------------------------------------------------
DST Systems, Inc.*                                                                                4,140             199,093
---------------------------------------------------------------------------------------------------------------------------
Getty Images, Inc.*                                                                               5,500             330,000
---------------------------------------------------------------------------------------------------------------------------
Manpower, Inc.                                                                                    3,940             200,034
---------------------------------------------------------------------------------------------------------------------------
Monster Worldwide, Inc.*                                                                          9,510             244,597
---------------------------------------------------------------------------------------------------------------------------
MSC Industrial Direct Co., Inc., "A"                                                              1,280              42,035
---------------------------------------------------------------------------------------------------------------------------
Robert Half International, Inc.                                                                   3,280              97,646
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 $1,634,792
---------------------------------------------------------------------------------------------------------------------------
Chemicals - 0.5%
---------------------------------------------------------------------------------------------------------------------------
Lyondell Chemical Co.^                                                                            5,290             $91,993
---------------------------------------------------------------------------------------------------------------------------

Computer Software - 8.1%
---------------------------------------------------------------------------------------------------------------------------
Ascential Software Corp.*                                                                         3,240             $51,808
---------------------------------------------------------------------------------------------------------------------------
Intuit, Inc.*                                                                                     5,100             196,758
---------------------------------------------------------------------------------------------------------------------------
Mercury Interactive Corp.*                                                                        3,700             184,371
---------------------------------------------------------------------------------------------------------------------------
Network Associates, Inc.*                                                                         7,770             140,870
---------------------------------------------------------------------------------------------------------------------------
PeopleSoft, Inc.*                                                                                12,200             225,700
---------------------------------------------------------------------------------------------------------------------------
Red Hat, Inc.^*                                                                                   6,800             156,196
---------------------------------------------------------------------------------------------------------------------------
Symantec Corp.*                                                                                   3,710             162,424
---------------------------------------------------------------------------------------------------------------------------
VERITAS Software Corp.*                                                                          10,240             283,648
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 $1,401,775
---------------------------------------------------------------------------------------------------------------------------
Consumer Goods & Services - 2.6%
---------------------------------------------------------------------------------------------------------------------------
Apollo Group, Inc., "A"*                                                                            500             $44,145
---------------------------------------------------------------------------------------------------------------------------
Career Education Corp.*                                                                           4,210             191,808
---------------------------------------------------------------------------------------------------------------------------
Corinthian Colleges, Inc.*                                                                        8,720             215,733
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $451,686
---------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 0.4%
---------------------------------------------------------------------------------------------------------------------------
American Standard Cos., Inc.*                                                                     1,740             $70,139
---------------------------------------------------------------------------------------------------------------------------

Electronics - 4.5%
---------------------------------------------------------------------------------------------------------------------------
Amphenol Corp., "A"*                                                                              1,740             $57,977
---------------------------------------------------------------------------------------------------------------------------
Analog Devices, Inc.                                                                              1,890              88,981
---------------------------------------------------------------------------------------------------------------------------
Cymer, Inc.*                                                                                      1,230              46,051
---------------------------------------------------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.*                                                                 7,820             212,391
---------------------------------------------------------------------------------------------------------------------------
Novellus Systems, Inc.*                                                                           6,250             196,500
---------------------------------------------------------------------------------------------------------------------------
PMC-Sierra, Inc.*                                                                                12,870             184,685
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $786,585
---------------------------------------------------------------------------------------------------------------------------
Gaming & Lodging - 2.2%
---------------------------------------------------------------------------------------------------------------------------
GTECH Holdings Corp.                                                                              1,400             $64,834
---------------------------------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.^                                                                     5,080             220,523
---------------------------------------------------------------------------------------------------------------------------
WMS Industries, Inc.^*                                                                            3,040              90,592
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $375,949
---------------------------------------------------------------------------------------------------------------------------
General Merchandise - 1.9%
---------------------------------------------------------------------------------------------------------------------------
99 Cents Only Stores^*                                                                           10,100            $154,025
---------------------------------------------------------------------------------------------------------------------------
Family Dollar Stores, Inc.                                                                        5,700             173,394
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $327,419
---------------------------------------------------------------------------------------------------------------------------
Internet - 0.9%
---------------------------------------------------------------------------------------------------------------------------
InterActiveCorp*                                                                                  5,213            $157,120
---------------------------------------------------------------------------------------------------------------------------

Leisure & Toys - 1.8%
---------------------------------------------------------------------------------------------------------------------------
Electronic Arts, Inc.*                                                                            3,400            $185,470
---------------------------------------------------------------------------------------------------------------------------
International Game Technology                                                                     3,080             118,888
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $304,358
---------------------------------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 2.9%
---------------------------------------------------------------------------------------------------------------------------
Community Health Systems, Inc.*                                                                   4,400            $117,788
---------------------------------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc.*                                                            4,430             255,833
---------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.*                                                                          10,240             137,318
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $510,939
---------------------------------------------------------------------------------------------------------------------------

Medical Equipment - 14.5%
---------------------------------------------------------------------------------------------------------------------------
C.R. Bard, Inc.                                                                                   4,920            $278,718
---------------------------------------------------------------------------------------------------------------------------
Cytyc Corp.*                                                                                     21,120             535,814
---------------------------------------------------------------------------------------------------------------------------
DENTSPLY International, Inc.                                                                      5,090             265,189
---------------------------------------------------------------------------------------------------------------------------
Guidant Corp.                                                                                     5,080             283,870
---------------------------------------------------------------------------------------------------------------------------
Invitrogen Corp.*                                                                                 3,850             277,162
---------------------------------------------------------------------------------------------------------------------------
Millipore Corp.*                                                                                  7,330             413,192
---------------------------------------------------------------------------------------------------------------------------
Thermo Electron Corp.*                                                                            4,300             132,182
---------------------------------------------------------------------------------------------------------------------------
Thoratec Corp.^*                                                                                  8,500              91,205
---------------------------------------------------------------------------------------------------------------------------
Waters Corp.*                                                                                     4,980             237,944
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 $2,515,276
---------------------------------------------------------------------------------------------------------------------------
Oil Services - 1.9%
---------------------------------------------------------------------------------------------------------------------------
BJ Services Co.*                                                                                  3,990            $182,902
---------------------------------------------------------------------------------------------------------------------------
Cooper Cameron Corp.*                                                                             2,650             129,055
---------------------------------------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                                                 800              21,200
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $333,157
---------------------------------------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 0.9%
---------------------------------------------------------------------------------------------------------------------------
Lexmark International, Inc., "A"*                                                                   900             $86,877
---------------------------------------------------------------------------------------------------------------------------
Network Appliance, Inc.*                                                                          3,400              73,202
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $160,079
---------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 2.9%
---------------------------------------------------------------------------------------------------------------------------
Allergan, Inc.                                                                                    1,020             $91,310
---------------------------------------------------------------------------------------------------------------------------
Endo Pharmaceuticals Holdings, Inc.*                                                              4,700             110,215
---------------------------------------------------------------------------------------------------------------------------
Medicis Pharmaceutical Corp., "A"^                                                                7,440             297,228
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $498,753
---------------------------------------------------------------------------------------------------------------------------
Printing & Publishing - 1.5%
---------------------------------------------------------------------------------------------------------------------------
Meredith Corp.                                                                                    4,880            $268,205
---------------------------------------------------------------------------------------------------------------------------

Restaurants - 1.5%
---------------------------------------------------------------------------------------------------------------------------
Cheesecake Factory, Inc.*                                                                         3,710            $147,621
---------------------------------------------------------------------------------------------------------------------------
Outback Steakhouse, Inc.                                                                          1,340              55,422
---------------------------------------------------------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.^*                                                                 1,210              49,792
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $252,835
---------------------------------------------------------------------------------------------------------------------------
Specialty Stores - 2.9%
---------------------------------------------------------------------------------------------------------------------------
Pacific Sunwear of California, Inc.*                                                              4,740             $92,762
---------------------------------------------------------------------------------------------------------------------------
PETsMART, Inc.                                                                                    6,180             200,541
---------------------------------------------------------------------------------------------------------------------------
Tiffany & Co.                                                                                     5,710             210,414
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $503,717
---------------------------------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 5.7%
---------------------------------------------------------------------------------------------------------------------------
American Tower Corp., "A"*                                                                       25,950            $394,440
---------------------------------------------------------------------------------------------------------------------------
Andrew Corp.*                                                                                     4,560              91,246
---------------------------------------------------------------------------------------------------------------------------
Crown Castle International Corp.*                                                                18,200             268,450
---------------------------------------------------------------------------------------------------------------------------
SpectraSite, Inc.*                                                                                5,630             243,329
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $997,465
---------------------------------------------------------------------------------------------------------------------------

Telecommunications - Wireline - 5.2%
---------------------------------------------------------------------------------------------------------------------------
Comverse Technology, Inc.*                                                                       17,000            $338,980
---------------------------------------------------------------------------------------------------------------------------
F5 Networks, Inc.^*                                                                               1,950              51,636
---------------------------------------------------------------------------------------------------------------------------
Foundry Networks, Inc.*                                                                           6,900              97,083
---------------------------------------------------------------------------------------------------------------------------
Harris Corp.                                                                                      2,430             123,323
---------------------------------------------------------------------------------------------------------------------------
InterDigital Communications Corp.^*                                                               2,690              50,599
---------------------------------------------------------------------------------------------------------------------------
Juniper Networks, Inc.*                                                                           9,912             243,538
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $905,159
---------------------------------------------------------------------------------------------------------------------------
Telephone Services - 0%
---------------------------------------------------------------------------------------------------------------------------
Covad Communications Group, Inc.*                                                                   628              $1,507
---------------------------------------------------------------------------------------------------------------------------

Trucking - 0.9%
---------------------------------------------------------------------------------------------------------------------------
Expeditors International of Washington, Inc.                                                      3,100            $153,171
---------------------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                               $16,046,988
---------------------------------------------------------------------------------------------------------------------------

Foreign Stocks - 4.5%
---------------------------------------------------------------------------------------------------------------------------

Bermuda - 1.5%
---------------------------------------------------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Electronics)*                                                     10,140            $270,738
---------------------------------------------------------------------------------------------------------------------------

Canada - 0.6%
---------------------------------------------------------------------------------------------------------------------------
Four Seasons Hotels, Inc. (Gaming & Lodging)^                                                     1,690            $101,755
---------------------------------------------------------------------------------------------------------------------------

Ireland - 0.6%
---------------------------------------------------------------------------------------------------------------------------
Elan Corp. PLC, ADR (Pharmaceuticals)^*                                                           4,200            $103,908
---------------------------------------------------------------------------------------------------------------------------

United Kingdom - 1.8%
---------------------------------------------------------------------------------------------------------------------------
Amdocs Ltd. (Computer Software)*                                                                 13,040            $305,527
---------------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                               $781,928
---------------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $13,055,867)                                                                     $16,828,916
---------------------------------------------------------------------------------------------------------------------------

Short-Term Obligation - 2.7%
---------------------------------------------------------------------------------------------------------------------------
                                                                                         PAR AMOUNT
ISSUER                                                                                 (000 Omitted)                  VALUE
---------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 1.48%, due 7/01/04, at Amortized Cost                              $471            $471,000
---------------------------------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 10.2%
---------------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                           SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value                     1,770,548          $1,770,548
---------------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $15,297,415)                                                                $19,070,464
---------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (9.7)%                                                                          (1,683,942)
---------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                             $17,386,522
---------------------------------------------------------------------------------------------------------------------------
* Non-income producing security.
^ All or a portion of this security is on loan.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 6/30/04

ASSETS

Investments, at value, including $1,730,708 of securities on loan
(identified cost, $15,297,415)                                                            $19,070,464
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                              936
-----------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold                                                               105,248
-----------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                                               2,535
-----------------------------------------------------------------------------------------------------------------------------
Receivable from investment adviser                                                             77,953
-----------------------------------------------------------------------------------------------------------------------------
Other assets                                                                                      183
-----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                      $19,257,319
-----------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                                             $58,852
-----------------------------------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                                                  1,770,548
-----------------------------------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                                  283
-----------------------------------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                                                       6
-----------------------------------------------------------------------------------------------------------------------------
  Administrative fee                                                                                5
-----------------------------------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                                         41,103
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                  $1,870,797
-----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                        $17,386,522
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                                          $175,417,987
-----------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation of assets and liabilities in
foreign currencies                                                                          3,773,050
-----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions           (161,804,515)
-----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                        $17,386,522
-----------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                                           2,019,468
-----------------------------------------------------------------------------------------------------------------------------
Net asset value per share
(net assets / shares of beneficial interest outstanding)                                                                $8.61
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------

This statement describes how much your series received in investment income and paid in expenses. It also describes any gains and/or losses generated by series operations.

FOR YEAR ENDED 6/30/04

NET INVESTMENT LOSS

Income
-----------------------------------------------------------------------------------------------------------------------------
  Dividends                                                                                   $114,318
-----------------------------------------------------------------------------------------------------------------------------
  Interest                                                                                      21,588
-----------------------------------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                                                          (181)
-----------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                              $135,725
-----------------------------------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                              $233,478
-----------------------------------------------------------------------------------------------------------------------------
  Trustees' compensation                                                                         2,242
-----------------------------------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                                                    2,992
-----------------------------------------------------------------------------------------------------------------------------
  Administrative fee                                                                             2,830
-----------------------------------------------------------------------------------------------------------------------------
  Custodian fee                                                                                 14,796
-----------------------------------------------------------------------------------------------------------------------------
  Printing                                                                                       5,405
-----------------------------------------------------------------------------------------------------------------------------
  Postage                                                                                           13
-----------------------------------------------------------------------------------------------------------------------------
  Auditing fees                                                                                 39,045
-----------------------------------------------------------------------------------------------------------------------------
  Legal fees                                                                                     2,582
-----------------------------------------------------------------------------------------------------------------------------
  Registration fees                                                                             20,606
-----------------------------------------------------------------------------------------------------------------------------
  Miscellaneous                                                                                  7,020
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                       $331,009
-----------------------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                                            (121)
-----------------------------------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                                                  (77,953)
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                         $252,935
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                                 $(117,210)
-----------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) (identified cost basis)
-----------------------------------------------------------------------------------------------------------------------------
  Investment transactions                                                                  $19,870,126
-----------------------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                                                                     (8)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                                                $19,870,118
-----------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
-----------------------------------------------------------------------------------------------------------------------------
  Investments                                                                              $(9,303,668)
-----------------------------------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies                                        1
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized loss on investments and foreign currency transactions                                              $(9,303,667)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currency                                              $10,566,451
-----------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                                            $10,449,241
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

YEARS ENDED 6/30                                                                           2004                    2003

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS

Net investment loss                                                                         $(117,210)              $(113,564)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)  on investments and foreign currency transactions                 19,870,118             (88,968,653)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign currency translation                 (9,303,667)             81,654,111
------------------------------------------------------------------------------------     ------------            ------------
Increase (decrease) in net assets from operations                                         $10,449,241             $(7,428,106)
------------------------------------------------------------------------------------     ------------            ------------
Net decrease in net assets from fund share transactions                                  $(63,267,081)           $(56,926,211)
------------------------------------------------------------------------------------     ------------            ------------
Total decrease in net assets                                                             $(52,817,840)           $(64,354,317)
------------------------------------------------------------------------------------     ------------            ------------

NET ASSETS

At beginning of period                                                                     70,204,362             134,558,679
-----------------------------------------------------------------------------------------------------------------------------
At end of period (including accumulated undistributed net investment income
of $0 and $0, respectively)                                                               $17,386,522             $70,204,362
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the period of the fund's operation. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions)
held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

YEARS ENDED 6/30                                                   2004           2003           2002         2001         2000
Net asset value, beginning of period                              $6.78          $6.48         $13.04       $26.08       $16.28
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                         $(0.01)        $(0.01)        $(0.03)      $(0.03)      $(0.08)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments           1.84           0.31          (6.31)       (3.49)       12.51
-------------------------------------------------------------     -----          -----          -----       ------       ------
Total from investment operations                                  $1.83          $0.30         $(6.34)      $(3.52)      $12.43
-------------------------------------------------------------     -----          -----          -----       ------       ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments                             $--            $--         $(0.13)      $(9.52)      $(2.63)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments                      --             --          (0.09)          --           --
-------------------------------------------------------------     -----          -----          -----       ------       ------
Total distributions declared to shareholders                        $--            $--         $(0.22)      $(9.52)      $(2.63)
-------------------------------------------------------------     -----          -----          -----       ------       ------
Net asset value, end of period                                    $8.61          $6.78          $6.48       $13.04       $26.08
-------------------------------------------------------------     -----          -----          -----       ------       ------
Total return (%)                                                  26.99           4.63         (49.30)      (15.69)       80.56
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                                         0.65           0.65           0.66         0.66         0.72
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                               (0.30)         (0.13)         (0.32)       (0.16)       (0.37)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                  106            150            125          103          156
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                       $17,387        $70,204       $134,559     $245,461     $127,004
-------------------------------------------------------------------------------------------------------------------------------

(S) From May 3, 1996 through October 31, 1999, and from July 1, 2000 through June 30, 2004 the investment adviser contractually agreed under a temporary expense agreement to reimburse all of the fund's operating expenses, exclusive of management fees, in excess of 0.05% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                              $(0.02)        $(0.01)        $(0.04)      $(0.03)      $(0.09)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                         0.85           0.75           0.74         0.71         0.75
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                               (0.50)         (0.23)         (0.40)       (0.21)       (0.40)
-------------------------------------------------------------------------------------------------------------------------------
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Institutional Mid Cap Growth Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money Market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended June 30, 2004, the fund's custodian fees were reduced by $103 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For year ended June 30, 2004, the fund's miscellaneous expenses were reduced by $18 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

During the year ended June 30, 2004 accumulated net investment loss decreased by $117,210 accumulated net realized loss on investments and foreign currency transactions decreased by $8, and paid-in capital decreased by $117,218 due to differences between book and tax accounting for currency transactions and net operating losses. This change had no effect on the net assets or net asset value per share.

As of June 30, 2004 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

              Capital loss carryforward            $(161,170,371)
              --------------------------------------------------
              Unrealized appreciation                  3,138,906
              --------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2011 $(161,170,371).

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has contractually agreed to reimburse the fund's operating expenses exclusive of management fees such that the fund's other expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

The MFS funds, including this fund, have entered into a services agreement (the "Agreement") which provides for payment of fees by the MFS funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the MFS funds. The ICCO is an officer of the MFS funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the MFS funds for a porportional share of substantially all of the payments made by the MFS funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The MFS funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

              First $2 billion                          0.0175%
              -------------------------------------------------
              Next $2.5 billion                         0.0130%
              -------------------------------------------------
              Next $2.5 billion                         0.0005%
              -------------------------------------------------
              In excess of $7 billion                   0.0000%
              -------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

              First $2 billion                          0.01120%
              --------------------------------------------------
              Next $2.5 billion                         0.00832%
              --------------------------------------------------
              Next $2.5 billion                         0.00032%
              --------------------------------------------------
              In excess of $7 billion                   0.00000%
              --------------------------------------------------

For the year ended June 30, 2004, the fund paid MFS $2,830 equivalent to 0.00723% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%, which amounted to $2,917 for the year ended June 30, 2004. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $4 for the year ended June 30, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, and short-term obligations, aggregated $38,860,977 and $100,850,416 respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

              Aggregate cost                         $15,931,559
              --------------------------------------------------
              Gross unrealized appreciation             $384,722
              --------------------------------------------------
              Gross unrealized depreciation             (245,817)
              --------------------------------------------------
              Net unrealized appreciation             $3,138,905
              --------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                      Year Ended June 30, 2004         Year Ended June 30, 2003
                       SHARES           AMOUNT         SHARES            AMOUNT

Shares sold            508,759       $3,841,500        530,275       $3,445,799
-------------------------------------------------------------------------------
Shares reacquired   (8,843,517)     (67,108,581)   (10,936,152)     (60,372,010)
-------------------------------------------------------------------------------
Net decrease        (8,334,758)    $(63,267,081)   (10,405,877)    $(56,926,211)
-------------------------------------------------------------------------------

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended June 30, 2004, was $113 and is included in miscellaneous expense. The fund had no significant borrowings during the year ended June 30, 2004.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan administered by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards and Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades. As part of the settlement, MFS has retained an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

(8) SUBSEQUENT EVENTS

The fund's investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. Pursuant to the SEC Order, MFS, on July 28, 2004 transferred $1.00 in disgorgement and $50 million in penalty to the SEC (the "Payments"). A plan for distribution of these Payments has been submitted to the SEC. Contemporaneous with the transfer, the fund accrued an estimate of the amount to be received upon final approval of the plan of distribution. The non- recurring accrual in the amount of $679 resulted in an impact to net asset value of less than $0.01 per share based on the shares outstanding on the day the proceeds were recorded.

On August 11, 2004, the fund paid redemption proceeds by a distribution in-kind of portfolio securities and cash that were valued at $2,937,398. The redeeming shareholder received a pro rata share of each of the securities held by the fund. The sale of such securities represented 19.39% of that day's net assets.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MFS Institutional Mid Cap Growth Fund (one of a series comprising MFS Institutional Trust) (the "Trust") as of June 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional Mid Cap Growth Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 16, 2004

--------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years.
(Their titles may have varied during that period.) The business address of each Trustee and officer is 500 Boylston Street,
Boston, Massachusetts 02116.

                                  POSITION(s) HELD       TRUSTEE/OFFICER        PRINCIPAL OCCUPATIONS & OTHER DIRECTORSHIPS(2)
NAME, DATE OF BIRTH                  WITH FUND              SINCE(1)                      DURING THE PAST FIVE YEARS
-------------------               ----------------       ---------------        ----------------------------------------------
INTERESTED TRUSTEES
John W. Ballen(3)                Trustee and President   August 2001 until      Massachusetts Financial Services Company, Chief
(born 09/12/59)                                          February 2004          Executive Officer and Director (until February
                                                                                2004)

Robert J. Manning(3)             Trustee and President   February 2004          Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                                 Executive Officer, President, Chief Investment
                                                                                Officer and Director

Kevin R. Parke(3)                Trustee                 January 2002 until     Massachusetts Financial Services Company,
(born 12/14/59)                                          February 2004          President, Chief Investment Officer and Director
                                                                                (until February 2004)

Robert C. Pozen(3)               Trustee                 February 2004          Massachusetts Financial Services Company, Chairman
(born 08/08/46)                                                                 (since February 2004); Harvard Law School
                                                                                (education), John Olin Visiting Professor (since
                                                                                July 2002); Secretary of Economic Affairs, The
                                                                                Commonwealth of Massachusetts (January 2002 to
                                                                                December 2002); Fidelity Investments, Vice Chairman
                                                                                (June 2000 to December 2001); Fidelity Management &
                                                                                Research Company (investment adviser), President
                                                                                (March 1997 to July 2001); The Bank of New York
                                                                                (financial services), Director; Bell Canada
                                                                                Enterprises (telecommunications), Director; Telesat
                                                                                (satellite communications), Director

Jeffrey L. Shames(3)             Trustee                 October 1993 until     Massachusetts Financial Services Company, Chairman
(born 06/02/55)                                          February 2004          (until February 2004)

INDEPENDENT TRUSTEES
J. Atwood Ives                   Chairman                February 1992          Private investor; KeySpan Corporation (energy
(born 05/01/36)                                                                 related services), Director; Eastern Enterprises
                                                                                (diversified services company), Chairman, Trustee
                                                                                and Chief Executive Officer (until November 2000)

Lawrence H. Cohn, M.D.           Trustee                 August 1993            Brigham and Women's Hospital, Chief of Cardiac
(born 03/11/37)                                                                 Surgery; Harvard Medical School, Professor of
                                                                                Surgery

David H. Gunning                 Trustee                 January 2004           Cleveland-Cliffs, Inc. (mining products and service
(born 05/30/42)                                                                 provider), Vice Chairman/Director (since April
                                                                                2001); Encinitos Ventures (private investment
                                                                                company), Principal (1997 to April 2001); Lincoln
                                                                                Electric Holdings, Inc. (welding equipment
                                                                                manufacturer), Director; Southwest Gas Corporation
                                                                                (natural gas distribution company), Director

William R. Gutow                 Trustee                 December 1993          Private investor and real estate consultant;
(born 09/27/41)                                                                 Capitol Entertainment Management Company (video
                                                                                franchise), Vice Chairman

Amy B. Lane                      Trustee                 January 2004           Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                                 Director, Investment Banking Group (1997 to
                                                                                February 2001); Borders Group, Inc. (book and music
                                                                                retailer), Director; Federal Realty Investment
                                                                                Trust (real estate investment trust), Trustee

Lawrence T. Perera               Trustee                 July 1981              Hemenway & Barnes (attorneys), Partner
(born 06/23/35)

William J. Poorvu                Trustee                 August 1982            Private investor; Harvard University Graduate
(born 04/10/35)                                                                 School of Business Administration, Class of 1961
                                                                                Adjunct Professor in Entrepreneurship Emeritus; CBL
                                                                                & Associates Properties, Inc. (real estate
                                                                                investment trust), Director

J. Dale Sherratt                 Trustee                 August 1993            Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                 specialists), President; Wellfleet Investments
                                                                                (investor in health care companies), Managing
                                                                                General Partner (since 1993); Cambridge
                                                                                Nutraceuticals (professional nutritional products),
                                                                                Chief Executive Officer (until May 2001)

Elaine R. Smith                  Trustee                 February 1992          Independent health care industry consultant
(born 04/25/46)

Ward Smith                       Trustee                 October 1992           Private investor
(born 09/13/30)

OFFICERS
Robert J. Manning(3)             President and Trustee   February 2004          Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                                 Executive Officer, President, Chief Investment
                                                                                Officer and Director

John W. Ballen(3)                President and Trustee   August 2001 until      Massachusetts Financial Services Company, Chief
(born 09/12/59)                                          February 2004          Executive Officer and Director (until February
                                                                                2004)

James R. Bordewick, Jr.(3)       Assistant Secretary     September 1990         Massachusetts Financial Services Company, Senior
(born 03/06/59)                  and Assistant Clerk                            Vice President and Associate General Counsel

Stephen E. Cavan(3)              Secretary and Clerk     December 1989 until    Massachusetts Financial Services Company, Senior
(born 11/06/53)                                          March 2004             Vice President, General Counsel and Secretary
                                                                                (until March 2004)

Stephanie A. DeSisto(3)          Assistant Treasurer     May 2003               Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                                 President (since April 2003); Brown Brothers
                                                                                Harriman & Co., Senior Vice President (November
                                                                                2002 to April 2003); ING Groep N.V./Aeltus
                                                                                Investment Management, Senior Vice President (prior
                                                                                to November 2002)

Robert R. Flaherty(3)            Assistant Treasurer     August 2000            Massachusetts Financial Services Company, Vice
(born 09/18/63)                                                                 President (since August 2000); UAM Fund Services,
                                                                                Senior Vice President (prior to August 2000)

Richard M. Hisey(3)              Treasurer               August 2002            Massachusetts Financial Services Company, Senior
(born 08/29/58)                                                                 Vice President (since July 2002); The Bank of New
                                                                                York, Senior Vice President (September 2000 to July
                                                                                2002); Lexington Global Asset Managers, Inc.,
                                                                                Executive Vice President and Chief Financial
                                                                                Officer (prior to September 2000); Lexington Funds,
                                                                                Chief Financial Officer (prior to September 2000)

Ellen Moynihan(3)                Assistant Treasurer     April 1997             Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                                 President

Frank L. Tarantino               Independent Chief       June 2004              Tarantino LLC (provider of compliance services),
(born 03/07/44)                  Compliance Officer                             Principal (since June 2004); CRA Business
                                                                                Strategies Group (consulting services), Executive
                                                                                Vice President (April 2003 to June 2004); David L.
                                                                                Babson & Co. (investment adviser), Managing
                                                                                Director, Chief Administrative Officer and Director
                                                                                (February 1997 to March 2003)

James O. Yost(3)                 Assistant Treasurer     September 1990         Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                                 Vice President

------------------
(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each
Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                     CUSTODIAN
Massachusetts Financial Services Company               State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741             225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                            INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                            Deloitte & Touche LLP
500 Boylston Street, Boston, MA 02116-3741             200 Berkeley Street, Boston, MA 02116

PORTFOLIO MANAGERS
Eric B. Fischman
David E. Sette-Ducati

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

MFS Service Center, Inc.
P.O. Box 2281
Boston,MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired individuals, call toll free:
1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf).

For share prices, account balances, exchanges or stock and bond outlooks, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

WORLD WIDE WEB

mfs.com

[logo] M F S(R)
INVESTMENT MANAGEMENT

(C)2004 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                   IMC-ANN 8/04

MFS(R) Institutional Trust

ANNUAL REPORT 6/30/04

MFS(R) INSTITUTIONAL EMERGING
EQUITIES FUND

A path for pursuing opportunity

[graphic omitted]

                                                             [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND

Objective: Seeks long-term growth of capital.

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------

MFS PRIVACY POLICY
--------------------------------------------------------------
LETTER FROM THE CEO                                          1
--------------------------------------------------------------
MANAGEMENT REVIEW                                            3
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          5
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     7
--------------------------------------------------------------
FINANCIAL STATEMENTS                                        14
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               18
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     23
--------------------------------------------------------------
FEDERAL TAX INFORMATION                                     24
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       25
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER

-------------------------------------------------------------------------------
A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
      NOT A DEPOSIT         NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    July 19, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

The turnaround in global stock markets that began in the spring of 2003 continued into the first quarter of 2004. In our view, the release of increasingly positive economic, corporate earnings, and corporate capital spending numbers helped drive global equity markets. For the 12-month period ended June 30, 2004, stocks in general performed well.

In the second quarter of 2004, many measures of the global economy - including employment, consumer spending, corporate capital expenditures, and earnings - continued to improve. However, stock prices, which made only modest gains in the second quarter, generally did not reflect these improvements.

We believe that several factors were behind this slowdown in equity markets late in the period. One was the expectation that we were entering a period of rising interest rates, particularly in the United States. The U.S. Federal Reserve Board (the Fed) fulfilled these expectations with a rate increase of 0.25% on the last day of the period. The Bank of England, meanwhile, announced a pair of rate hikes and set the expectation for more in the future.

Investors may also have felt that corporations would have difficulty showing strong year-over-year gains in the latter half of 2004, after earnings growth had improved strongly in the second half of 2003.

Investor concerns about geopolitical instability seemed, in our view, to hold back stock prices as well. We believe the March 2004 train bombings in Spain, continued unrest in Iraq, and terrorism in Saudi Arabia brought international political concerns to the forefront of investors' minds. Political instability in the Middle East, which could constrict oil supplies and bring additional oil price hikes, caused many investors, we think, to assume that the global economic recovery might slow down. Finally, in our view, worries that the Chinese economic engine would sputter acted as a drag on the global economy. Companies around the world supply China with raw materials and finished goods. As a result, any changes in the conditions of China's economy can have considerable ripple effects around the world.

DETRACTORS FROM PERFORMANCE

Both sector allocation and stock selection relative to the Russell 2000 Growth Index, the portfolio benchmark, hurt performance for the period. The three sectors that detracted the most from relative performance were technology, healthcare, and leisure.

Both an overweighted position in technology and stock selection in that sector held back fund returns. Zarlink Semiconductor and Dot Hill Systems were among the technology stocks that detracted from performance. Dot Hill Systems was sold out of the portfolio prior to the end of the period.

Our underweighted positions in health care and leisure, and to a greater extent, stock selection in these sectors, were also reasons why the portfolio underperformed the benchmark. Health care holding Caremark Rx, Inc. was the greatest relative detractor from returns. Though it performed well on an individual basis, it underperformed the broad benchmark. Health care consultant Advisory Board Corp. and radio broadcaster Entercom Communications were among the weakest holdings from these sectors. Caremark was sold out of the portfolio prior to the end of the period.

The portfolio's cash position also detracted from relative performance. The portfolio holds some cash to buy new holdings and to provide liquidity. In a period when equity markets rose sharply, holding any cash hurt performance against our benchmark, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

The strongest-performing sectors for the portfolio relative to the benchmark were utilities and communications, autos and housing, and financial services. The portfolio benefited from strong stock selection in utilities and communications as well as autos and housing and from our underweighted position in financial services. Utilities and communications sector returns were led by Andrew Corp., a wireless infrastructure firm, and autos and housing returns were boosted by our position in Eagle Materials, a building materials supplier.

Despite poor performance in the health care, retail, and technology sectors relative to the benchmark, the portfolio obtained strong relative returns from several holdings in these sectors. Retailer PETsMART, technology companies Open Text Corp., Lexar Media, and Silicon Laboratories, and specialty products and services holding Alliance Data Systems all provided strong returns. Health care stocks IDEXX Labs and Nektar Therapeutics also boosted relative portfolio performance. Open Text and Lexar Media were sold out of the portfolio prior to the end of the period.

    Respectfully,

/s/ Robert A. Henderson                       /s/ Donald F. Pitcher, Jr.

    Robert A. Henderson                           Donald F. Pitcher, Jr.
    Portfolio Manager                             Portfolio Manager

Note to Shareholders: Effective July 2004, Thomas Wetherald and Camille H. Lee became portfolio managers of the fund replacing Donald F. Pitcher, Jr.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 6/30/04
--------------------------------------------------------------------------------

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

VISIT INSTITUTIONAL MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the 10-year period ended June 30, 2004.)

                     MFS Institutional           Russell 2000
                   Emerging Equities Fund        Growth Index

            6/93       $ 3,000,000               $3,000,000
            6/96         6,079,000                4,776,000
            6/98         8,889,000                5,656,000
            6/00        14,335,000                7,864,000
            6/02        10,557,000                4,521,000
            6/04        11,905,839                5,988,244

TOTAL RETURNS

--------------
Average annual
--------------
                       Fund
                   commencement
                       date           1-yr       3-yr       5-yr     Life*
----------------------------------------------------------------------------
                    6/16/1993       19.69%      -4.89%      5.05%     14.78%
----------------------------------------------------------------------------

--------------
Average annual
--------------

Comparative benchmark
----------------------------------------------------------------------------
Russell 2000 Growth Index#          31.55%      -0.22%     -0.45%      7.16%
----------------------------------------------------------------------------

--------------
Cumulative
--------------

----------------------------------------------------------------------------
                    6/16/1993       19.69%     -13.97%     27.94%    296.86%
----------------------------------------------------------------------------
#  Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

RUSSELL 2000 GROWTH INDEX - measures the performance of U.S. small-cap growth stocks.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities involves risks relating to interest-rates, currency-exchange-rates, economic, and political conditions.

Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

These risks may increase share price volatility. See the prospectus for further information regarding these and other risk considerations.

------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 6/30/04
------------------------------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your series.
It is categorized by broad-based asset classes.

Stocks - 97.6%
------------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                           SHARES          $ VALUE
------------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 93.6%
------------------------------------------------------------------------------------------------------------------------
Aerospace - 0.3%
------------------------------------------------------------------------------------------------------------------------
KVH Industries, Inc.*                                                                             13,130        $167,145
------------------------------------------------------------------------------------------------------------------------

Apparel Manufacturers - 2.9%
------------------------------------------------------------------------------------------------------------------------
Carter's, Inc.**                                                                                   1,900         $55,309
------------------------------------------------------------------------------------------------------------------------
Kellwood Co.                                                                                      15,450         672,848
------------------------------------------------------------------------------------------------------------------------
K-Swiss, Inc., "A"                                                                                10,020         202,504
------------------------------------------------------------------------------------------------------------------------
Quiksilver, Inc.*                                                                                  6,670         158,813
------------------------------------------------------------------------------------------------------------------------
Reebok International Ltd.                                                                          3,760         135,285
------------------------------------------------------------------------------------------------------------------------
Timberland Co., "A"*                                                                               5,200         335,868
------------------------------------------------------------------------------------------------------------------------
Wolverine World Wide, Inc.                                                                         1,740          45,675
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $1,606,302
------------------------------------------------------------------------------------------------------------------------
Banks & Credit Companies - 3.7%
------------------------------------------------------------------------------------------------------------------------
BankUnited Financial Corp., "A"*                                                                   7,590        $195,822
------------------------------------------------------------------------------------------------------------------------
Cathay General Bancorp, Inc.                                                                       2,320         154,744
------------------------------------------------------------------------------------------------------------------------
East West Bancorp, Inc.                                                                            7,640         234,548
------------------------------------------------------------------------------------------------------------------------
Franklin Bank Corp.*                                                                               2,380          37,652
------------------------------------------------------------------------------------------------------------------------
Harbor Florida Bancshares, Inc.                                                                    4,640         127,646
------------------------------------------------------------------------------------------------------------------------
Investors Financial Services Corp.                                                                 6,150         268,017
------------------------------------------------------------------------------------------------------------------------
Nara Bancorp, Inc.                                                                                 8,380         143,549
------------------------------------------------------------------------------------------------------------------------
NetBank, Inc.                                                                                     14,270         155,971
------------------------------------------------------------------------------------------------------------------------
NewAlliance Bancshares, Inc.*                                                                     19,740         275,570
------------------------------------------------------------------------------------------------------------------------
UCBH Holdings, Inc.                                                                                7,910         312,603
------------------------------------------------------------------------------------------------------------------------
Wintrust Financial Corp.                                                                           2,800         141,428
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $2,047,550
------------------------------------------------------------------------------------------------------------------------
Biotechnology - 7.3%
------------------------------------------------------------------------------------------------------------------------
Antigenics, Inc.*                                                                                  5,430         $46,481
------------------------------------------------------------------------------------------------------------------------
Bruker BioSciences Corp.*                                                                         24,730         120,435
------------------------------------------------------------------------------------------------------------------------
Cell Genesys, Inc.*                                                                               14,510         150,759
------------------------------------------------------------------------------------------------------------------------
Corgentech, Inc.*                                                                                  3,410          54,969
------------------------------------------------------------------------------------------------------------------------
CryoLife, Inc.*                                                                                   15,080          79,472
------------------------------------------------------------------------------------------------------------------------
CV Therapeutics, Inc.*                                                                            28,760         482,018
------------------------------------------------------------------------------------------------------------------------
Cypress Biosciences, Inc.*                                                                        13,690         187,964
------------------------------------------------------------------------------------------------------------------------
Dyax Corp.*                                                                                        2,290          26,908
------------------------------------------------------------------------------------------------------------------------
Encysive Pharmaceuticals, Inc.*                                                                   27,530         234,005
------------------------------------------------------------------------------------------------------------------------
Gen-Probe, Inc.*                                                                                  15,920         753,334
------------------------------------------------------------------------------------------------------------------------
Keryx Biopharmaceuticals, Inc.*                                                                   11,980         151,667
------------------------------------------------------------------------------------------------------------------------
Kosan Biosciences, Inc.*                                                                           6,000          47,400
------------------------------------------------------------------------------------------------------------------------
Ligand Pharmaceuticals, Inc., "B"*                                                                13,760         239,149
------------------------------------------------------------------------------------------------------------------------
Martek Biosciences Corp.*                                                                          2,600         146,042
------------------------------------------------------------------------------------------------------------------------
Medarex, Inc.*                                                                                     8,710          63,496
------------------------------------------------------------------------------------------------------------------------
MGI PHARMA, Inc.*                                                                                  1,940          52,399
------------------------------------------------------------------------------------------------------------------------
NeoPharm, Inc.*                                                                                    4,840          49,997
------------------------------------------------------------------------------------------------------------------------
Neurocrine Biosciences, Inc.*                                                                      4,200         217,770
------------------------------------------------------------------------------------------------------------------------

Biotechnology - continued
------------------------------------------------------------------------------------------------------------------------
Onyx Pharmaceuticals, Inc.*                                                                        1,840         $77,942
------------------------------------------------------------------------------------------------------------------------
Pharmos Corp.*                                                                                    22,720          93,379
------------------------------------------------------------------------------------------------------------------------
Protein Design Labs, Inc.*                                                                         7,370         140,988
------------------------------------------------------------------------------------------------------------------------
Renovis, Inc.*                                                                                     7,580          69,433
------------------------------------------------------------------------------------------------------------------------
Serologicals Corp.*                                                                               13,660         273,063
------------------------------------------------------------------------------------------------------------------------
Telik, Inc.*                                                                                       5,090         121,498
------------------------------------------------------------------------------------------------------------------------
Vicuron Pharmaceuticals, Inc.*                                                                    15,080         189,405
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $4,069,973
------------------------------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 3.3%
------------------------------------------------------------------------------------------------------------------------
ADVO, Inc.                                                                                        14,670        $482,936
------------------------------------------------------------------------------------------------------------------------
Citadel Broadcasting Corp.*                                                                        8,630         125,739
------------------------------------------------------------------------------------------------------------------------
Cox Radio, Inc., "A"*                                                                             11,150         193,787
------------------------------------------------------------------------------------------------------------------------
Entercom Communications Corp., "A"*                                                                5,790         215,967
------------------------------------------------------------------------------------------------------------------------
LodgeNet Entertainment Corp.*                                                                     10,020         165,330
------------------------------------------------------------------------------------------------------------------------
R.H. Donnelley Corp.*                                                                             11,000         481,140
------------------------------------------------------------------------------------------------------------------------
Radio One, Inc., "A"*                                                                                400           6,444
------------------------------------------------------------------------------------------------------------------------
Saga Communications, Inc., "A"*                                                                    5,620         102,565
------------------------------------------------------------------------------------------------------------------------
Spanish Broadcasting System, Inc., "A"*                                                           10,910         101,572
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $1,875,480
------------------------------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 0.8%
------------------------------------------------------------------------------------------------------------------------
First Albany Cos., Inc.                                                                            2,450         $24,598
------------------------------------------------------------------------------------------------------------------------
Friedman, Billings, Ramsey Group, Inc., "A"                                                        8,600         170,194
------------------------------------------------------------------------------------------------------------------------
Jefferies Group, Inc.                                                                              3,090          95,543
------------------------------------------------------------------------------------------------------------------------
Knight Trading Group, Inc.*                                                                        2,710          27,154
------------------------------------------------------------------------------------------------------------------------
SWS Group, Inc.                                                                                    3,950          60,435
------------------------------------------------------------------------------------------------------------------------
Waddell & Reed Financial, Inc., "A"                                                                2,930          64,782
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $442,706
------------------------------------------------------------------------------------------------------------------------
Business Services - 12.6%
------------------------------------------------------------------------------------------------------------------------
Alliance Data Systems Corp.*                                                                      16,060        $678,535
------------------------------------------------------------------------------------------------------------------------
aQuantive, Inc.*                                                                                  29,840         294,819
------------------------------------------------------------------------------------------------------------------------
Asset Acceptance Capital Corp.*                                                                    7,050         119,850
------------------------------------------------------------------------------------------------------------------------
Bright Horizons Family Solutions, Inc.*                                                            4,990         267,514
------------------------------------------------------------------------------------------------------------------------
CDI Corp.                                                                                          6,160         213,136
------------------------------------------------------------------------------------------------------------------------
Charles River Associates, Inc.*                                                                    8,880         274,836
------------------------------------------------------------------------------------------------------------------------
Corporate Executive Board Co.                                                                      8,650         499,884
------------------------------------------------------------------------------------------------------------------------
CoStar Group, Inc.*                                                                               10,340         474,916
------------------------------------------------------------------------------------------------------------------------
DiamondCluster International, Inc., "A"*                                                           7,880          68,477
------------------------------------------------------------------------------------------------------------------------
Digital Insight Corp.*                                                                            19,780         410,039
------------------------------------------------------------------------------------------------------------------------
Digitas, Inc.*                                                                                    12,840         141,625
------------------------------------------------------------------------------------------------------------------------
Euronet Worldwide, Inc.*                                                                           1,700          39,321
------------------------------------------------------------------------------------------------------------------------
Getty Images, Inc.*                                                                               11,650         699,000
------------------------------------------------------------------------------------------------------------------------
Gevity HR, Inc.                                                                                    6,900         180,711
------------------------------------------------------------------------------------------------------------------------
Global Payments, Inc.                                                                             13,900         625,778
------------------------------------------------------------------------------------------------------------------------
Harris Interactive, Inc.*                                                                         57,300         385,056
------------------------------------------------------------------------------------------------------------------------
Kforce, Inc.*                                                                                      6,650          62,776
------------------------------------------------------------------------------------------------------------------------
Labor Ready, Inc.*                                                                                15,220         235,910
------------------------------------------------------------------------------------------------------------------------
Monster Worldwide, Inc.*                                                                          13,000         334,360
------------------------------------------------------------------------------------------------------------------------
MPS Group, Inc.*                                                                                  17,058         206,743
------------------------------------------------------------------------------------------------------------------------
MSC Industrial Direct Co., Inc., "A"                                                               2,640          86,698
------------------------------------------------------------------------------------------------------------------------
Navigant Consulting Co.*                                                                           3,600          77,184
------------------------------------------------------------------------------------------------------------------------
SIRVA, Inc.*                                                                                       4,220          97,060
------------------------------------------------------------------------------------------------------------------------
Ultimate Software Group, Inc.*                                                                    16,600         167,660
------------------------------------------------------------------------------------------------------------------------
Universal Technical Institute, Inc.*                                                               8,540         341,344
------------------------------------------------------------------------------------------------------------------------
ValueClick, Inc.*                                                                                  5,300          63,494
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $7,046,726
------------------------------------------------------------------------------------------------------------------------
Computer Software - 9.9%
------------------------------------------------------------------------------------------------------------------------
Akamai Technologies, Inc.*                                                                        18,440        $330,998
------------------------------------------------------------------------------------------------------------------------
Altiris, Inc.*                                                                                    25,240         696,876
------------------------------------------------------------------------------------------------------------------------
ANSYS, Inc.*                                                                                       3,490         164,030
------------------------------------------------------------------------------------------------------------------------
Ascential Software Corp.*                                                                         25,520         408,065
------------------------------------------------------------------------------------------------------------------------
Aspect Communications Corp.*                                                                       7,660         108,772
------------------------------------------------------------------------------------------------------------------------
Blackboard, Inc.*                                                                                  2,000          40,100
------------------------------------------------------------------------------------------------------------------------
Kronos, Inc.*                                                                                     13,870         571,444
------------------------------------------------------------------------------------------------------------------------
Macromedia, Inc.*                                                                                  3,560          87,398
------------------------------------------------------------------------------------------------------------------------
Magma Design Automation, Inc.*                                                                    14,880         286,142
------------------------------------------------------------------------------------------------------------------------
Manhattan Associates, Inc.*                                                                       35,520       1,096,848
------------------------------------------------------------------------------------------------------------------------
Network Associates, Inc.*                                                                         29,810         540,455
------------------------------------------------------------------------------------------------------------------------
Open Solutions, Inc.*                                                                              6,800         169,864
------------------------------------------------------------------------------------------------------------------------
Progress Software Corp.*                                                                          16,840         364,923
------------------------------------------------------------------------------------------------------------------------
SafeNet, Inc.*                                                                                     3,790         104,907
------------------------------------------------------------------------------------------------------------------------
salesforce.com, Inc.*                                                                              2,020          32,461
------------------------------------------------------------------------------------------------------------------------
Secure Computing Corp.*                                                                            5,050          58,833
------------------------------------------------------------------------------------------------------------------------
SERENA Software, Inc.*                                                                            22,060         421,125
------------------------------------------------------------------------------------------------------------------------
SupportSoft, Inc.*                                                                                 9,000          78,120
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $5,561,361
------------------------------------------------------------------------------------------------------------------------
Computer Software - Systems - 0.5%
------------------------------------------------------------------------------------------------------------------------
MICROS Systems, Inc.*                                                                              2,160        $103,615
------------------------------------------------------------------------------------------------------------------------
SS&C Technologies, Inc.                                                                           10,335         193,265
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $296,880
------------------------------------------------------------------------------------------------------------------------
Construction - 1.6%
------------------------------------------------------------------------------------------------------------------------
Eagle Materials, Inc.                                                                             13,060        $927,521
------------------------------------------------------------------------------------------------------------------------

Consumer Goods & Services - 5.2%
------------------------------------------------------------------------------------------------------------------------
Ace Cash Express, Inc.*                                                                            4,730        $121,514
------------------------------------------------------------------------------------------------------------------------
Autobytel, Inc.*                                                                                  32,400         294,192
------------------------------------------------------------------------------------------------------------------------
Career Education Corp.*                                                                           14,500         660,620
------------------------------------------------------------------------------------------------------------------------
Corinthian Colleges, Inc.*                                                                         7,580         187,529
------------------------------------------------------------------------------------------------------------------------
Education Management Corp.*                                                                       12,410         407,793
------------------------------------------------------------------------------------------------------------------------
First Marblehead Corp.*                                                                            3,400         136,884
------------------------------------------------------------------------------------------------------------------------
ITT Educational Services, Inc.*                                                                    2,770         105,315
------------------------------------------------------------------------------------------------------------------------
Orbitz, Inc.*                                                                                      6,030         130,369
------------------------------------------------------------------------------------------------------------------------
Strayer Education, Inc.                                                                            6,380         711,817
------------------------------------------------------------------------------------------------------------------------
Yankee Candle Co.*                                                                                 6,000         175,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $2,931,533
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 0.8%
------------------------------------------------------------------------------------------------------------------------
A.O. Smith Corp.                                                                                   3,950        $125,571
------------------------------------------------------------------------------------------------------------------------
Littelfuse, Inc.*                                                                                  4,610         195,510
------------------------------------------------------------------------------------------------------------------------
Superior Essex, Inc.*                                                                              7,400         105,080
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $426,161
------------------------------------------------------------------------------------------------------------------------
Electronics - 5.9%
------------------------------------------------------------------------------------------------------------------------
American Superconductor Corp.*                                                                    33,916        $443,621
------------------------------------------------------------------------------------------------------------------------
AMIS Holdings, Inc.*                                                                               9,240         156,341
------------------------------------------------------------------------------------------------------------------------
Amphenol Corp., "A"*                                                                               6,190         206,251
------------------------------------------------------------------------------------------------------------------------
Applied Films Corp.*                                                                              15,700         455,614
------------------------------------------------------------------------------------------------------------------------
Bel Fuse, Inc.                                                                                     2,940         122,598
------------------------------------------------------------------------------------------------------------------------
Cypress Semiconductor Corp.*                                                                       2,850          40,442
------------------------------------------------------------------------------------------------------------------------
DSP Group, Inc.*                                                                                  13,430         365,833
------------------------------------------------------------------------------------------------------------------------
Exar Corp.*                                                                                        2,960          43,394
------------------------------------------------------------------------------------------------------------------------
Excel Technology, Inc.*                                                                            3,570         118,703
------------------------------------------------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.*                                                                 11,880         322,661
------------------------------------------------------------------------------------------------------------------------
Intevac, Inc.*                                                                                     5,700          50,559
------------------------------------------------------------------------------------------------------------------------
Leadis Technology, Inc.*                                                                           5,200          69,732
------------------------------------------------------------------------------------------------------------------------
Metrologic Instruments, Inc.*                                                                        600          11,964
------------------------------------------------------------------------------------------------------------------------
Micrel, Inc.*                                                                                      6,380          77,517
------------------------------------------------------------------------------------------------------------------------
MIPS Technologies, Inc.*                                                                           9,530          58,324
------------------------------------------------------------------------------------------------------------------------
Photon Dynamics, Inc.*                                                                             2,310          81,012
------------------------------------------------------------------------------------------------------------------------
Power Integrations, Inc.*                                                                         19,510         485,799
------------------------------------------------------------------------------------------------------------------------
Silicon Laboratories, Inc.*                                                                        2,150          99,653
------------------------------------------------------------------------------------------------------------------------
Technitrol, Inc.*                                                                                  3,550          77,745
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $3,287,763
------------------------------------------------------------------------------------------------------------------------
Engineering - Construction - 0.2%
------------------------------------------------------------------------------------------------------------------------
Infrasource Services, Inc.*                                                                       10,380        $127,259
------------------------------------------------------------------------------------------------------------------------

Gaming & Lodging - 1.8%
------------------------------------------------------------------------------------------------------------------------
Gaylord Entertainment Co.*                                                                         7,160        $224,752
------------------------------------------------------------------------------------------------------------------------
Pinnacle Entertainment, Inc.*                                                                      5,160          65,068
------------------------------------------------------------------------------------------------------------------------
Prime Hospitality Corp.*                                                                          27,200         288,864
------------------------------------------------------------------------------------------------------------------------
WMS Industries, Inc.*                                                                             13,760         410,048
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $988,732
------------------------------------------------------------------------------------------------------------------------
General Merchandise - 0.8%
------------------------------------------------------------------------------------------------------------------------
99 Cents Only Stores*                                                                              8,400        $128,100
------------------------------------------------------------------------------------------------------------------------
Fred's, Inc., "A"                                                                                 15,030         332,013
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $460,113
------------------------------------------------------------------------------------------------------------------------
Health Maintenance Organizations - 0.1%
------------------------------------------------------------------------------------------------------------------------
WellCare Group, Inc.                                                                               2,200         $37,400
------------------------------------------------------------------------------------------------------------------------

Internet - 2.4%
------------------------------------------------------------------------------------------------------------------------
Digital River, Inc.*                                                                              15,600        $509,028
------------------------------------------------------------------------------------------------------------------------
EarthLink, Inc.*                                                                                   5,510          57,029
------------------------------------------------------------------------------------------------------------------------
eCollege.com*                                                                                     25,840         413,440
------------------------------------------------------------------------------------------------------------------------
InfoSpace, Inc.*                                                                                   9,500         361,380
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $1,340,877
------------------------------------------------------------------------------------------------------------------------
Leisure & Toys - 0.3%
------------------------------------------------------------------------------------------------------------------------
Take-Two Interactive Software, Inc.*                                                               4,800        $147,072
------------------------------------------------------------------------------------------------------------------------

Machinery & Tools - 0.8%
------------------------------------------------------------------------------------------------------------------------
Cognex Corp.                                                                                      11,190        $430,591
------------------------------------------------------------------------------------------------------------------------

Medical & Health Technology & Services - 3.9%
------------------------------------------------------------------------------------------------------------------------
Advisory Board Co.*                                                                               11,410        $406,196
------------------------------------------------------------------------------------------------------------------------
Apria Healthcare Group, Inc.*                                                                     19,620         563,094
------------------------------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc.*                                                             3,780         218,295
------------------------------------------------------------------------------------------------------------------------
LCA-Vision, Inc.*                                                                                  1,620          47,191
------------------------------------------------------------------------------------------------------------------------
LifePoint Hospitals, Inc.*                                                                         7,180         267,240
------------------------------------------------------------------------------------------------------------------------
Omnicell, Inc.*                                                                                   35,990         525,814
------------------------------------------------------------------------------------------------------------------------
Symbion, Inc.*                                                                                     6,910         120,649
------------------------------------------------------------------------------------------------------------------------
Vital Images, Inc.*                                                                                4,590          56,916
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $2,205,395
------------------------------------------------------------------------------------------------------------------------
Medical Equipment - 9.3%
------------------------------------------------------------------------------------------------------------------------
Advanced Neuromodulation Systems, Inc.*                                                            4,000        $131,200
------------------------------------------------------------------------------------------------------------------------
American Medical Systems Holdings, Inc.*                                                           3,231         108,885
------------------------------------------------------------------------------------------------------------------------
Aspect Medical Systems, Inc.*                                                                     27,350         505,155
------------------------------------------------------------------------------------------------------------------------
Cardiac Science, Inc.*                                                                            23,000          56,350
------------------------------------------------------------------------------------------------------------------------
Conceptus, Inc.*                                                                                  28,500         320,625
------------------------------------------------------------------------------------------------------------------------
CTI Molecular Imaging, Inc.*                                                                      19,490         276,368
------------------------------------------------------------------------------------------------------------------------
Cyberonics, Inc.*                                                                                 11,250         375,300
------------------------------------------------------------------------------------------------------------------------
Cytyc Corp.*                                                                                      30,360         770,233
------------------------------------------------------------------------------------------------------------------------
EPIX Medical, Inc.*                                                                                4,270          90,097
------------------------------------------------------------------------------------------------------------------------
Fischer Imaging Corp.*                                                                             4,800          11,040
------------------------------------------------------------------------------------------------------------------------
I-Flow Corp.*                                                                                      5,760          68,314
------------------------------------------------------------------------------------------------------------------------
IDEXX Laboratories, Inc.*                                                                          7,360         463,238
------------------------------------------------------------------------------------------------------------------------
Inamed Corp.*                                                                                      1,400          87,990
------------------------------------------------------------------------------------------------------------------------
Integra LifeSciences Holdings Corp.*                                                               3,520         124,150
------------------------------------------------------------------------------------------------------------------------
Kensey Nash Corp.*                                                                                 3,510         121,095
------------------------------------------------------------------------------------------------------------------------
Nektar Therapeutics*                                                                               9,970         199,001
------------------------------------------------------------------------------------------------------------------------
Penwest Pharmaceuticals Co.*                                                                      17,570         225,072
------------------------------------------------------------------------------------------------------------------------
Quidel Corp.*                                                                                      3,420          20,144
------------------------------------------------------------------------------------------------------------------------
STAAR Surgical Co.*                                                                               17,330         135,174
------------------------------------------------------------------------------------------------------------------------
Thoratec Corp.*                                                                                   21,520         230,910
------------------------------------------------------------------------------------------------------------------------
Ventana Medical Systems, Inc.*                                                                    11,470         545,169
------------------------------------------------------------------------------------------------------------------------
Viasys Healthcare, Inc.*                                                                          16,280         340,415
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $5,205,925
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 2.8%
------------------------------------------------------------------------------------------------------------------------
AtheroGenics, Inc.*                                                                                4,030         $76,691
------------------------------------------------------------------------------------------------------------------------
Connetics Corp.*                                                                                   5,750         116,150
------------------------------------------------------------------------------------------------------------------------
Corcept Therapeutics, Inc.*                                                                        7,640          58,981
------------------------------------------------------------------------------------------------------------------------
Inspire Phamaceuticals, Inc.*                                                                     13,530         226,222
------------------------------------------------------------------------------------------------------------------------
Medicis Pharmaceutical Corp., "A"                                                                 18,460         737,477
------------------------------------------------------------------------------------------------------------------------
United Therapeutics Corp.*                                                                        13,350         342,428
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $1,557,949
------------------------------------------------------------------------------------------------------------------------
Printing & Publishing - 0.6%
------------------------------------------------------------------------------------------------------------------------
eSpeed, Inc., "A"*                                                                                 3,900         $68,835
------------------------------------------------------------------------------------------------------------------------
Meredith Corp.                                                                                     2,830         155,537
------------------------------------------------------------------------------------------------------------------------
Playboy Enterprises, Inc.*                                                                        11,669         135,477
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $359,849
------------------------------------------------------------------------------------------------------------------------
Real Estate - 0.2%
------------------------------------------------------------------------------------------------------------------------
CB Richard Ellis Group, Inc.*                                                                      6,900        $131,790
------------------------------------------------------------------------------------------------------------------------

Restaurants - 0.8%
------------------------------------------------------------------------------------------------------------------------
Cheesecake Factory, Inc.*                                                                          7,500        $298,425
------------------------------------------------------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.*                                                                   3,300         135,795
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $434,220
------------------------------------------------------------------------------------------------------------------------
Special Products & Services - 0.5%
------------------------------------------------------------------------------------------------------------------------
Ceradyne, Inc.*                                                                                    2,250         $80,483
------------------------------------------------------------------------------------------------------------------------
Rogers Corp.*                                                                                      3,040         212,496
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $292,979
------------------------------------------------------------------------------------------------------------------------
Specialty Chemicals - 0.7%
------------------------------------------------------------------------------------------------------------------------
Delta & Pine Land Co.                                                                             11,610        $254,840
------------------------------------------------------------------------------------------------------------------------
Georgia Gulf Corp.                                                                                 3,270         117,262
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $372,102
------------------------------------------------------------------------------------------------------------------------
Specialty Stores - 6.4%
------------------------------------------------------------------------------------------------------------------------
1-800-Flowers.com, Inc., "A"*                                                                     28,750        $234,025
------------------------------------------------------------------------------------------------------------------------
A.C. Moore Arts & Crafts, Inc.*                                                                    2,910          80,054
------------------------------------------------------------------------------------------------------------------------
Charming Shoppes, Inc.*                                                                           41,120         367,202
------------------------------------------------------------------------------------------------------------------------
Coldwater Creek, Inc.*                                                                             7,500         198,525
------------------------------------------------------------------------------------------------------------------------
Finish Line, Inc., "A"*                                                                            5,990         180,718
------------------------------------------------------------------------------------------------------------------------
Hot Topic, Inc.*                                                                                   6,555         134,312
------------------------------------------------------------------------------------------------------------------------
Pacific Sunwear of California, Inc.*                                                               7,210         141,100
------------------------------------------------------------------------------------------------------------------------
PETCO Animal Supplies, Inc.*                                                                      11,950         384,910
------------------------------------------------------------------------------------------------------------------------
PETsMART, Inc.                                                                                    12,570         407,897
------------------------------------------------------------------------------------------------------------------------
Regis Corp.                                                                                       14,330         638,975
------------------------------------------------------------------------------------------------------------------------
Tuesday Morning Corp.*                                                                            14,000         406,000
------------------------------------------------------------------------------------------------------------------------
Urban Outfitters, Inc.*                                                                            2,000         121,820
------------------------------------------------------------------------------------------------------------------------
West Marine, Inc.*                                                                                10,610         284,879
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $3,580,417
------------------------------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 2.4%
------------------------------------------------------------------------------------------------------------------------
Alamosa Holdings, Inc.*                                                                            6,670         $49,025
------------------------------------------------------------------------------------------------------------------------
Andrew Corp.*                                                                                     37,010         740,570
------------------------------------------------------------------------------------------------------------------------
SpectraSite, Inc.*                                                                                13,000         561,860
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $1,351,455
------------------------------------------------------------------------------------------------------------------------
Telecommunications - Wireline - 4.8%
------------------------------------------------------------------------------------------------------------------------
ADTRAN, Inc.                                                                                      14,590        $486,868
------------------------------------------------------------------------------------------------------------------------
At Road, Inc.*                                                                                    25,030         191,480
------------------------------------------------------------------------------------------------------------------------
Blue Coat Systems, Inc.*                                                                           7,560         253,184
------------------------------------------------------------------------------------------------------------------------
Carrier Access Corp.*                                                                              6,920          82,486
------------------------------------------------------------------------------------------------------------------------
CommScope, Inc.*                                                                                   4,680         100,386
------------------------------------------------------------------------------------------------------------------------
F5 Networks, Inc.*                                                                                16,550         438,244
------------------------------------------------------------------------------------------------------------------------
Foundry Networks, Inc.*                                                                            5,400          75,978
------------------------------------------------------------------------------------------------------------------------
Harmonic, Inc.*                                                                                   15,920         135,638
------------------------------------------------------------------------------------------------------------------------
NMS Communications Corp.*                                                                          7,880          58,154
------------------------------------------------------------------------------------------------------------------------
Openwave Systems, Inc.*                                                                           12,520         159,004
------------------------------------------------------------------------------------------------------------------------
Powerwave Technologies, Inc.*                                                                     51,830         399,091
------------------------------------------------------------------------------------------------------------------------
REMEC, Inc.*                                                                                       8,880          56,122
------------------------------------------------------------------------------------------------------------------------
Tekelec*                                                                                          10,370         188,423
------------------------------------------------------------------------------------------------------------------------
ViaSat, Inc.*                                                                                      2,220          55,389
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $2,680,447
------------------------------------------------------------------------------------------------------------------------
Trucking - 0%
------------------------------------------------------------------------------------------------------------------------
Werner Enterprises, Inc.                                                                               1             $11
------------------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                            $52,391,684
------------------------------------------------------------------------------------------------------------------------

Foreign Stocks - 4.0%
------------------------------------------------------------------------------------------------------------------------
Canada - 2.8%
------------------------------------------------------------------------------------------------------------------------
Aber Diamond Corp. (Metals & Mining)*                                                              5,320        $157,844
------------------------------------------------------------------------------------------------------------------------
ATI Technologies, Inc. (Personal Computers & Peripherals)*                                         7,050         132,963
------------------------------------------------------------------------------------------------------------------------
Axcan Pharma, Inc. (Pharmaceuticals)*                                                              3,100          65,410
------------------------------------------------------------------------------------------------------------------------
GSI Lumonics, Inc. (Electronics)*                                                                  2,730          46,137
------------------------------------------------------------------------------------------------------------------------
Meridian Gold, Inc. (Precious Metals & Minerals)*                                                 12,000         155,640
------------------------------------------------------------------------------------------------------------------------
Neurochem, Inc. (Biotechnology)*                                                                  15,510         323,539
------------------------------------------------------------------------------------------------------------------------
Vasogen, Inc. (Biotechnology)*                                                                    55,860         270,921
------------------------------------------------------------------------------------------------------------------------
Zarlink Semiconductor, Inc. (Electronics)*                                                        97,340         420,509
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $1,572,963
------------------------------------------------------------------------------------------------------------------------
Ireland - 0.3%
------------------------------------------------------------------------------------------------------------------------
SkillSoft PLC, ADR (Business Services)*                                                           24,510        $186,276
------------------------------------------------------------------------------------------------------------------------

Israel - 0.7%
------------------------------------------------------------------------------------------------------------------------
AudioCodes Ltd. (Telecommunications - Wireline)*                                                   8,000         $95,840
------------------------------------------------------------------------------------------------------------------------
PowerDsine Ltd. (Electronics)*                                                                     7,630          92,247
------------------------------------------------------------------------------------------------------------------------
Retalix Ltd. (Computer Software)*                                                                  9,570         193,793
------------------------------------------------------------------------------------------------------------------------
Tower Semiconductor Ltd. (Electronics)*                                                            4,480          25,984
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $407,864
------------------------------------------------------------------------------------------------------------------------
Luxembourg - 0.2%
------------------------------------------------------------------------------------------------------------------------
UTI Worldwide, Inc. (Trucking)                                                                     1,870         $98,530
------------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                          $2,265,633
------------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $42,699,242)                                                                  $54,657,317
------------------------------------------------------------------------------------------------------------------------

Short-Term Obligation - 4.9%
------------------------------------------------------------------------------------------------------------------------
                                                                                          PAR AMOUNT
ISSUER                                                                                  (000 Omitted)            $ VALUE
------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 1.48%, due 7/01/04, at Amortized Cost                             $2,732      $2,732,000
------------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $45,431,242)                                                             $57,389,317
------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (2.5)%                                                                       (1,406,071)
------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                          $55,983,246
------------------------------------------------------------------------------------------------------------------------
* Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 6/30/04

ASSETS

Investments, at value (identified cost, $45,431,242)                                      $57,389,317
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                              916
-----------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold                                                            45,682,149
-----------------------------------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                                                36,605
-----------------------------------------------------------------------------------------------------------------------------
Dividends receivable                                                                           18,154
-----------------------------------------------------------------------------------------------------------------------------
Receivable from investment adviser                                                             40,000
-----------------------------------------------------------------------------------------------------------------------------
Other assets                                                                                    2,821
-----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                     $103,169,962
-----------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                                            $154,400
-----------------------------------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                                         46,940,336
-----------------------------------------------------------------------------------------------------------------------------
Payable to affiliates
--------------------------------------------------------------------------------
  Management fee                                                                                1,884
-----------------------------------------------------------------------------------------------------------------------------
  Shareholder servicing cost                                                                      188
-----------------------------------------------------------------------------------------------------------------------------
  Administrative fee                                                                               20
-----------------------------------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                                         89,888
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                 $47,186,716
-----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                        $55,983,246
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                                          $113,236,402
-----------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on investments                                                     11,958,075
-----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions            (69,211,231)
-----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                        $55,983,246
-----------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                                           3,019,174
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)                                                               $18.54
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS          STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 6/30/04

NET INVESTMENT INCOME (LOSS)
Income
-----------------------------------------------------------------------------------------------------------------------------
  Dividends                                                                                   $516,513
-----------------------------------------------------------------------------------------------------------------------------
  Interest                                                                                      32,065
-----------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                              $548,578
-----------------------------------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                            $1,425,428
-----------------------------------------------------------------------------------------------------------------------------
  Trustees' compensation                                                                         8,171
-----------------------------------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                                                   14,971
-----------------------------------------------------------------------------------------------------------------------------
  Administrative fee                                                                            13,871
-----------------------------------------------------------------------------------------------------------------------------
  Custodian fee                                                                                 64,552
-----------------------------------------------------------------------------------------------------------------------------
  Printing                                                                                       5,067
-----------------------------------------------------------------------------------------------------------------------------
  Postage                                                                                           19
-----------------------------------------------------------------------------------------------------------------------------
  Auditing fees                                                                                 36,245
-----------------------------------------------------------------------------------------------------------------------------
  Legal fees                                                                                     3,592
-----------------------------------------------------------------------------------------------------------------------------
  Miscellaneous                                                                                 53,633
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                     $1,625,549
-----------------------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                                            (756)
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                       $1,624,793
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                               $(1,076,215)
-----------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (identified cost basis)
-----------------------------------------------------------------------------------------------------------------------------
  Investment transactions                                                                  $71,184,149
-----------------------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                                                                  1,676
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                                                $71,185,825
-----------------------------------------------------------------------------------------------------------------------------
Change in unrealized depreciation on investments                                                                 $(26,653,949)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currency                                              $44,531,876
-----------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                                            $43,455,661
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

YEARS ENDED 6/30                                                                           2004                    2003

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS

Net investment loss                                                                       $(1,076,215)            $(1,251,506)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions                  71,185,825             (49,172,394)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments                                                 (26,653,949)              8,033,423
-----------------------------------------------------------------------------------     -------------           -------------
Increase (decrease) in net assets from operations                                         $43,455,661            $(42,390,477)
-----------------------------------------------------------------------------------     -------------           -------------
Net decrease in net assets from fund share transactions                                 $(220,035,860)          $(123,159,156)
-----------------------------------------------------------------------------------     -------------           -------------
Total decrease in net assets                                                            $(176,580,199)          $(165,549,633)
-----------------------------------------------------------------------------------     -------------           -------------

NET ASSETS

At beginning of period                                                                    232,563,445             398,113,078
-----------------------------------------------------------------------------------------------------------------------------
At end of period (including accumulated net investment loss of
$0 and $0, respectively)                                                                  $55,983,246            $232,563,445
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the period of the fund's operation. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions)
held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

YEARS ENDED 6/30                                                   2004           2003           2002         2001         2000

Net asset value, beginning of period                             $15.49         $16.44         $21.55       $31.39       $22.20
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss                                            $(0.11)        $(0.07)        $(0.12)      $(0.10)      $(0.12)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                 3.16          (0.88)         (4.99)       (1.33)       11.76
----------------------------------------------------------      -------       --------       --------     --------     --------
Total from investment operations                                  $3.05         $(0.95)        $(5.11)      $(1.43)      $11.64
----------------------------------------------------------      -------       --------       --------     --------     --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and foreign
  currency transactions                                             $--            $--            $--       $(6.26)      $(2.45)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments and foreign
  currency transactions                                              --             --             --        (2.08)          --
-------------------------------------------------------------------------------------------------------------------------------
From paid-in capital                                                 --             --             --        (0.07)          --
----------------------------------------------------------      -------       --------       --------     --------     --------
Total distributions declared to shareholders                        $--            $--            $--       $(8.41)      $(2.45)
----------------------------------------------------------      -------       --------       --------     --------     --------
Net asset value, end of period                                   $18.54         $15.49         $16.44       $21.55       $31.39
----------------------------------------------------------      -------       --------       --------     --------     --------
Total return (%)                                                  19.69          (5.78)        (23.71)       (3.46)       54.04
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:

Expenses##                                                         0.86           0.84           0.84         0.82         0.82
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                               (0.57)         (0.49)         (0.65)       (0.40)       (0.46)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                  122             96             87           53           90
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                       $55,983       $232,563       $398,113     $671,080     $744,487
-------------------------------------------------------------------------------------------------------------------------------

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Institutional Emerging Equities Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended June 30, 2004, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and real estate investment trusts.

The fund paid no distributions for the years ended June 30, 2004 and June 30, 2003.

During the year ended June 30, 2004, accumulated net investment loss decreased by $1,076,215, accumulated net realized loss on investments and foreign currency transactions decreased by $9,618, and paid-in capital decreased by $1,085,833 due to differences between book and tax accounting for currency transactions and real estate investment trusts. This change had no effect on the net assets or net asset value per share.

As of June 30, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

              Capital loss carryforward             $(66,572,247)
              --------------------------------------------------
              Unrealized appreciation                  9,319,092
              --------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2010, $(2,315,569) and June 30, 2011 $(64,256,678).

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

The MFS funds, including this fund, have entered into a services agreement (the "Agreement") which provides for payment of fees by the MFS funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the MFS funds. The ICCO is an officer of the MFS funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the MFS funds for a proportional share of substantially all of the payments made by the MFS funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The MFS funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

              First $2 billion                           0.0175%
              --------------------------------------------------
              Next $2.5 billion                          0.0130%
              --------------------------------------------------
              Next $2.5 billion                          0.0005%
              --------------------------------------------------
              In excess of $7 billion                    0.0000%
              --------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

              First $2 billion                          0.01120%
              --------------------------------------------------
              Next $2.5 billion                         0.00832%
              --------------------------------------------------
              Next $2.5 billion                         0.00032%
              --------------------------------------------------
              In excess of $7 billion                   0.00000%
              --------------------------------------------------

For the year ended June 30, 2004, the fund paid MFS $13,871, equivalent to 0.0073% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%, which amounted to $14,254 for the year ended June 30, 2004. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $550 for the year ended June 30, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $216,473,575 and $428,575,778, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

              Aggregate cost                         $48,070,225
              --------------------------------------------------
              Gross unrealized appreciation          $10,436,798
              --------------------------------------------------
              Gross unrealized depreciation           (1,117,706)
              --------------------------------------------------
              Net unrealized appreciation             $9,319,092
              --------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                        Year Ended June 30, 2004           Year Ended June 30, 2003
                                                        SHARES            AMOUNT           SHARES            AMOUNT

Shares sold                                              4,688,962       $83,870,808        5,384,934       $76,272,507
-----------------------------------------------------------------------------------------------------------------------
Shares reacquired                                      (16,684,265)     (303,906,668)     (14,587,825)     (199,431,663)
-----------------------------------------------------------------------------------------------------------------------
Net decrease                                           (11,995,303)    $(220,035,860)      (9,202,891)    $(123,159,156)
-----------------------------------------------------------------------------------------------------------------------

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended June 30, 2004, was $774. The fund had no borrowings during the year.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan administered by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards and Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades. As part of the settlement, MFS has retained an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

(8) SUBSEQUENT EVENTS

The fund's investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. Pursuant to the SEC Order, MFS, on July 28, 2004 transferred $1.00 in disgorgement and $50 million in penalty to the SEC (the "Payments"). A plan for distribution of these Payments has been submitted to the SEC. Contemporaneous with the transfer, the fund accrued an estimate of the amount to be received upon final approval of the plan of distribution. The non- recurring accrual in the amount of $7,699 resulted in an impact to net asset value of less than $0.01 per share based on the shares outstanding on the day the proceeds were recorded.

On July 21, 2004 and August 11, 2004, the fund paid redemption proceeds by a distribution in-kind of portfolio securities and cash that were valued at $7,877,869 and $22,037,804, respectively. The redeeming shareholder received a pro rata share of each of the securities held by the fund. The sale of such securities represented 15.72% of net assets on July 21, 2004 and 56.34% of net assets on August 11, 2004.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Emerging Equities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MFS Institutional Emerging Equities Fund (one of the series comprising the MFS Institutional Trust) (the "Trust") as of June 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Institutional Emerging Equities Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 16, 2004

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

--------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years.
(Their titles may have varied during that period.) The business address of each Trustee and officer is 500 Boylston Street,
Boston, Massachusetts 02116.

                                  POSITION(s) HELD       TRUSTEE/OFFICER        PRINCIPAL OCCUPATIONS & OTHER DIRECTORSHIPS(2)
NAME, DATE OF BIRTH                  WITH FUND              SINCE(1)                      DURING THE PAST FIVE YEARS
-------------------               ----------------       ---------------        ----------------------------------------------
INTERESTED TRUSTEES
John W. Ballen(3)                Trustee and President   August 2001 until      Massachusetts Financial Services Company, Chief
(born 09/12/59)                                          February 2004          Executive Officer and Director (until February
                                                                                2004)

Robert J. Manning(3)             Trustee and President   February 2004          Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                                 Executive Officer, President, Chief Investment
                                                                                Officer and Director

Kevin R. Parke(3)                Trustee                 January 2002 until     Massachusetts Financial Services Company,
(born 12/14/59)                                          February 2004          President, Chief Investment Officer and Director
                                                                                (until February 2004)

Robert C. Pozen(3)               Trustee                 February 2004          Massachusetts Financial Services Company, Chairman
(born 08/08/46)                                                                 (since February 2004); Harvard Law School
                                                                                (education), John Olin Visiting Professor (since
                                                                                July 2002); Secretary of Economic Affairs, The
                                                                                Commonwealth of Massachusetts (January 2002 to
                                                                                December 2002); Fidelity Investments, Vice Chairman
                                                                                (June 2000 to December 2001); Fidelity Management &
                                                                                Research Company (investment adviser), President
                                                                                (March 1997 to July 2001); The Bank of New York
                                                                                (financial services), Director; Bell Canada
                                                                                Enterprises (telecommunications), Director; Telesat
                                                                                (satellite communications), Director

Jeffrey L. Shames(3)             Trustee                 October 1993 until     Massachusetts Financial Services Company, Chairman
(born 06/02/55)                                          February 2004          (until February 2004)

INDEPENDENT TRUSTEES
J. Atwood Ives                   Chairman                February 1992          Private investor; KeySpan Corporation (energy
(born 05/01/36)                                                                 related services), Director; Eastern Enterprises
                                                                                (diversified services company), Chairman, Trustee
                                                                                and Chief Executive Officer (until November 2000)

Lawrence H. Cohn, M.D.           Trustee                 August 1993            Brigham and Women's Hospital, Chief of Cardiac
(born 03/11/37)                                                                 Surgery; Harvard Medical School, Professor of
                                                                                Surgery

David H. Gunning                 Trustee                 January 2004           Cleveland-Cliffs, Inc. (mining products and service
(born 05/30/42)                                                                 provider), Vice Chairman/Director (since April
                                                                                2001); Encinitos Ventures (private investment
                                                                                company), Principal (1997 to April 2001); Lincoln
                                                                                Electric Holdings, Inc. (welding equipment
                                                                                manufacturer), Director; Southwest Gas Corporation
                                                                                (natural gas distribution company), Director

William R. Gutow                 Trustee                 December 1993          Private investor and real estate consultant;
(born 09/27/41)                                                                 Capitol Entertainment Management Company (video
                                                                                franchise), Vice Chairman

Amy B. Lane                      Trustee                 January 2004           Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                                 Director, Investment Banking Group (1997 to
                                                                                February 2001); Borders Group, Inc. (book and music
                                                                                retailer), Director; Federal Realty Investment
                                                                                Trust (real estate investment trust), Trustee

Lawrence T. Perera               Trustee                 July 1981              Hemenway & Barnes (attorneys), Partner
(born 06/23/35)

William J. Poorvu                Trustee                 August 1982            Private investor; Harvard University Graduate
(born 04/10/35)                                                                 School of Business Administration, Class of 1961
                                                                                Adjunct Professor in Entrepreneurship Emeritus; CBL
                                                                                & Associates Properties, Inc. (real estate
                                                                                investment trust), Director

J. Dale Sherratt                 Trustee                 August 1993            Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                 specialists), President; Wellfleet Investments
                                                                                (investor in health care companies), Managing
                                                                                General Partner (since 1993); Cambridge
                                                                                Nutraceuticals (professional nutritional products),
                                                                                Chief Executive Officer (until May 2001)

Elaine R. Smith                  Trustee                 February 1992          Independent health care industry consultant
(born 04/25/46)

Ward Smith                       Trustee                 October 1992           Private investor
(born 09/13/30)

OFFICERS
Robert J. Manning(3)             President and Trustee   February 2004          Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                                 Executive Officer, President, Chief Investment
                                                                                Officer and Director

John W. Ballen(3)                President and Trustee   August 2001 until      Massachusetts Financial Services Company, Chief
(born 09/12/59)                                          February 2004          Executive Officer and Director (until February
                                                                                2004)

James R. Bordewick, Jr.(3)       Assistant Secretary     September 1990         Massachusetts Financial Services Company, Senior
(born 03/06/59)                  and Assistant Clerk                            Vice President and Associate General Counsel

Stephen E. Cavan(3)              Secretary and Clerk     December 1989 until    Massachusetts Financial Services Company, Senior
(born 11/06/53)                                          March 2004             Vice President, General Counsel and Secretary
                                                                                (until March 2004)

Stephanie A. DeSisto(3)          Assistant Treasurer     May 2003               Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                                 President (since April 2003); Brown Brothers
                                                                                Harriman & Co., Senior Vice President (November
                                                                                2002 to April 2003); ING Groep N.V./Aeltus
                                                                                Investment Management, Senior Vice President (prior
                                                                                to November 2002)

Robert R. Flaherty(3)            Assistant Treasurer     August 2000            Massachusetts Financial Services Company, Vice
(born 09/18/63)                                                                 President (since August 2000); UAM Fund Services,
                                                                                Senior Vice President (prior to August 2000)

Richard M. Hisey(3)              Treasurer               August 2002            Massachusetts Financial Services Company, Senior
(born 08/29/58)                                                                 Vice President (since July 2002); The Bank of New
                                                                                York, Senior Vice President (September 2000 to July
                                                                                2002); Lexington Global Asset Managers, Inc.,
                                                                                Executive Vice President and Chief Financial
                                                                                Officer (prior to September 2000); Lexington Funds,
                                                                                Chief Financial Officer (prior to September 2000)

Ellen Moynihan(3)                Assistant Treasurer     April 1997             Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                                 President

Frank L. Tarantino               Independent Chief       June 2004              Tarantino LLC (provider of compliance services),
(born 03/07/44)                  Compliance Officer                             Principal (since June 2004); CRA Business
                                                                                Strategies Group (consulting services), Executive
                                                                                Vice President (April 2003 to June 2004); David L.
                                                                                Babson & Co. (investment adviser), Managing
                                                                                Director, Chief Administrative Officer and Director
                                                                                (February 1997 to March 2003)

James O. Yost(3)                 Assistant Treasurer     September 1990         Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                                 Vice President

------------------
(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each
Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIANS
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                             JP Morgan Chase Bank
MFS Fund Distributors, Inc.                             One Chase Manhattan Plaza
500 Boylston Street, Boston, MA 02116-3741              New York, NY 10081

PORTFOLIO MANAGERS                                      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Robert A. Henderson                                     Deloitte & Touche LLP
Donald F. Pitcher, Jr.                                  200 Berkeley Street, Boston, MA 02116

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

MFS Service Center, Inc.
P.O. Box 2281
Boston,MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired individuals, call toll free:
1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf).

For share prices, account balances, exchanges or stock and bond outlooks, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

WORLD WIDE WEB

mfs.com


[logo] M F S(R)
INVESTMENT MANAGEMENT

(C)2004 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                   MEE-ANN 8/04

MFS Institutional Trust

ANNUAL REPORT 6/30/04

MFS(R) INSTITUTIONAL
LARGE CAP VALUE FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND

Objective: Seeks capital appreciation.

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

-------------------------------------------------------------------------------

TABLE OF CONTENTS

----------------------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------------------
LETTER FROM THE CEO                                            1
----------------------------------------------------------------
MANAGEMENT REVIEW                                              3
----------------------------------------------------------------
PERFORMANCE SUMMARY                                            5
----------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                       7
----------------------------------------------------------------
FINANCIAL STATEMENTS                                          11
----------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                 15
----------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM              20
----------------------------------------------------------------
FEDERAL TAX INFORMATION                                       21
----------------------------------------------------------------
TRUSTEES AND OFFICERS                                         22
----------------------------------------------------------------
CONTACT INFORMATION                                   BACK COVER


-------------------------------------------------------------------------------
A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
      NOT A DEPOSIT         NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
LETTER FROM THE CEO
-------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    July 19, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

The turnaround in global stock markets that began in the spring of 2003 continued into the first quarter of 2004. In our view, the release of increasingly positive economic, corporate earnings, and corporate capital spending numbers helped drive global equity markets. For the 12-month period ended June 30, 2004, stocks in general performed well.

In the second quarter of 2004, many measures of the global economy - including employment, consumer spending, corporate capital expenditures, and earnings - continued to improve. However, stock prices, which made only modest gains in the second quarter, generally did not reflect these improvements.

We believe that several factors were behind this slowdown in equity markets late in the period. One was the expectation that we were entering a period of rising interest rates, particularly in the United States. The U.S. Federal Reserve Board fulfilled these expectations with a rate increase of 0.25% on the last day of the period. The Bank of England, meanwhile, announced a pair of rate hikes and set the expectation for more in the future.

Investors may also have felt that corporations would have difficulty showing strong year-over-year gains in the latter half of 2004, after earnings growth had improved strongly in the second half of 2003.

Investor concerns about geopolitical instability seemed, in our view, to hold back stock prices as well. We believe the March 2004 train bombings in Spain, continued unrest in Iraq, and terrorism in Saudi Arabia brought international political concerns to the forefront of investors' minds. Political instability in the Middle East, which could constrict oil supplies and bring additional oil price hikes, caused many investors, we think, to assume that the global economic recovery might slow down. Finally, in our view, worries that the Chinese economic engine would sputter acted as a drag on the global economy. Companies around the world supply China with raw materials and finished goods. As a result, any changes in the conditions of China's economy can have considerable ripple effects around the world.

CONTRIBUTORS TO PERFORMANCE

Our positioning in the basic materials, utilities and communications, and technology sectors had the largest positive impact on the portfolio's relative performance against its benchmark, the Russell 1000 Value Index, during the period. In both cases relative performance benefited from positive stock selection and our allocation bets against the benchmark, overweighting basic materials and underweighting utilities and communication.

In the basic materials sector, our holdings in agrochemical company Syngenta helped boost portfolio returns.

Among utilities and communications stocks, our position in energy supplier TXU Corporation had a positive impact on performance.

In the technology area, our overweighted position in telecom wireless handset manufacturer Motorola made a strong contribution to portfolio returns.

Key contributors to portfolio performance from other sectors included financial services firm FleetBoston Financial and industrial manufacturer Deere & Company. FleetBoston was acquired by Bank of America Corp. before the end of the period. In addition, our underweighted position in Merck had a positive impact on relative performance, as the pharmaceutical manufacturer's stock price posted negative returns for the period.

DETRACTORS FROM PERFORMANCE

Our stock selection in the leisure and financial services sectors proved to be the primary detractor from relative performance.

In the leisure sector, our positions in media conglomerate Viacom, cable television operators Comcast and Cox Communications, and media and publishing conglomerate Tribune detracted from performance.

Among financial services stocks, our position in mortgage banking agency Federal National Mortgage Association (Fannie Mae) held back relative returns. Fannie Mae was one of the largest positions in the portfolio but is not tracked by the benchmark.

While our overall health care position did not detract significantly from performance during the period, our holdings in pharmaceutical manufacturer Pfizer acted as a drag on the portfolio's returns.

The portfolio's limited cash position also had a negative impact on relative returns. The portfolio held, on average, less than 3% in cash to buy new holdings and to provide liquidity. In a period when equity markets rose sharply, holding any cash hurt performance against the fund's benchmark, which has no cash position.

    Respectfully,

/s/ Steven R. Gorham

    Steven R. Gorham
    Portfolio Manager

Note to shareholders: Effective July 1, 2004, just after the end of the reporting period, Edward B. Baldini was named as a co-manager of the fund.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities and may not be representative of any MFS portfolio's current or future investments.

The portfolio is actively managed, and current holdings may be different.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 6/30/04
-------------------------------------------------------------------------------

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

VISIT INSTITUTIONAL.MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, May 1, 2001, through June 30, 2004.
Index information is from May 1, 2001.)

                    MFS Institutional
                        Large Cap         Russell 1000
                       Value Fund          Value Index

          5/01         $3,000,000          $3,000,000
          6/01          2,973,000           2,999,000
          6/02          2,776,000           2,731,000
          6/03          2,673,000           2,703,000
          6/04          3,240,979           3,274,169

TOTAL RETURNS

------------------
Average annual
------------------

                           Fund
                    commencement date        1-yr        3-yr         Life*
----------------------------------------------------------------------------
                         5/1/2001           21.23%        2.92%        2.47%
----------------------------------------------------------------------------

------------------
Average annual
------------------

Comparative benchmark
----------------------------------------------------------------------------
Russell 1000 Value Index#                   21.13%        2.97%        2.80%
----------------------------------------------------------------------------

------------------
Cumulative
------------------

                           Fund
                    commencement date        1-yr        3-yr         Life*
----------------------------------------------------------------------------
                         5/1/2001           21.23%        9.01%        8.03%
----------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, May 1, 2001, through June 30, 2004. Index information is from May 1, 2001.
# Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

RUSSELL 1000 VALUE INDEX - measures the performance of large-cap U.S. value stocks.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

KEY RISK CONSIDERATIONS

There are risks associated with investing in this fund. The value of the fund will vary daily since its investments will fluctuate in response to issuer, market, regulatory, economic, or political developments. Prior to making an investment in the fund, you should consider all the risks associated with it.

------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 6/30/04
------------------------------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund.
It is categorized by broad-based asset classes.

Stocks - 98.2%
------------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                           SHARES          $ VALUE
------------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 89.9%
------------------------------------------------------------------------------------------------------------------------
Aerospace - 3.4%
------------------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                                            46,400       $2,416,512
------------------------------------------------------------------------------------------------------------------------
Northrop Grumman Corp.                                                                           32,400        1,739,880
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $4,156,392
------------------------------------------------------------------------------------------------------------------------
Alcoholic Beverages - 0.5%
------------------------------------------------------------------------------------------------------------------------
Diageo PLC                                                                                       11,000         $602,250
------------------------------------------------------------------------------------------------------------------------

Banks & Credit Companies - 19.4%
------------------------------------------------------------------------------------------------------------------------
American Express Co.                                                                             27,415       $1,408,583
------------------------------------------------------------------------------------------------------------------------
Bank of America Corp.                                                                            68,047        5,758,137
------------------------------------------------------------------------------------------------------------------------
BANK ONE Corp.                                                                                   35,250        1,797,750
------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                                                 102,930        4,786,242
------------------------------------------------------------------------------------------------------------------------
Fannie Mae                                                                                       36,342        2,593,365
------------------------------------------------------------------------------------------------------------------------
MBNA Corp.                                                                                       20,400          526,116
------------------------------------------------------------------------------------------------------------------------
Mellon Financial Corp.                                                                           69,100        2,026,703
------------------------------------------------------------------------------------------------------------------------
PNC Financial Services Group, Inc.                                                               29,200        1,549,936
------------------------------------------------------------------------------------------------------------------------
SouthTrust Corp.                                                                                 14,780          573,612
------------------------------------------------------------------------------------------------------------------------
SunTrust Banks, Inc.                                                                             42,330        2,751,027
------------------------------------------------------------------------------------------------------------------------
                                                                                                             $23,771,471
------------------------------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 2.8%
------------------------------------------------------------------------------------------------------------------------
Comcast Corp., "Special A"*                                                                      64,900       $1,791,889
------------------------------------------------------------------------------------------------------------------------
Cox Communications, Inc., "A"*                                                                   22,500          625,275
------------------------------------------------------------------------------------------------------------------------
Time Warner, Inc.*                                                                               56,110          986,414
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $3,403,578
------------------------------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 3.6%
------------------------------------------------------------------------------------------------------------------------
Franklin Resources, Inc.                                                                          4,300         $215,344
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                                                        27,900        2,627,064
------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                                                        30,360        1,638,833
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $4,481,241
------------------------------------------------------------------------------------------------------------------------
Chemicals - 6.5%
------------------------------------------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                                                                   26,610       $1,395,695
------------------------------------------------------------------------------------------------------------------------
Dow Chemical Co.                                                                                 28,300        1,151,810
------------------------------------------------------------------------------------------------------------------------
E.I. du Pont de Nemours & Co.                                                                    42,100        1,870,082
------------------------------------------------------------------------------------------------------------------------
Monsanto Co.                                                                                     33,500        1,289,750
------------------------------------------------------------------------------------------------------------------------
PPG Industries, Inc.                                                                             29,700        1,855,953
------------------------------------------------------------------------------------------------------------------------
Praxair, Inc.                                                                                    10,100          403,091
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $7,966,381
------------------------------------------------------------------------------------------------------------------------
Computer Software - 0.5%
------------------------------------------------------------------------------------------------------------------------
Microsoft Corp.                                                                                  21,500         $614,040
------------------------------------------------------------------------------------------------------------------------

Computer Software - Systems - 1.0%
------------------------------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                                              16,100         $339,710
------------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                                             9,460          833,899
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $1,173,609
------------------------------------------------------------------------------------------------------------------------
Construction - 0.6%
------------------------------------------------------------------------------------------------------------------------
Masco Corp.                                                                                      23,600         $735,848
------------------------------------------------------------------------------------------------------------------------

Consumer Goods & Services - 1.9%
------------------------------------------------------------------------------------------------------------------------
Kimberly-Clark Corp.                                                                             34,600       $2,279,448
------------------------------------------------------------------------------------------------------------------------

Containers - 0.5%
------------------------------------------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.*                                                                   28,900         $576,555
------------------------------------------------------------------------------------------------------------------------

Electrical Equipment - 1.7%
------------------------------------------------------------------------------------------------------------------------
Cooper Industries Ltd., "A"                                                                       8,500         $504,985
------------------------------------------------------------------------------------------------------------------------
Emerson Electric Co.                                                                             24,300        1,544,265
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $2,049,250
------------------------------------------------------------------------------------------------------------------------
Electronics - 0.5%
------------------------------------------------------------------------------------------------------------------------
Novellus Systems, Inc.*                                                                          21,100         $663,384
------------------------------------------------------------------------------------------------------------------------

Energy - Independent - 2.2%
------------------------------------------------------------------------------------------------------------------------
Devon Energy Corp.                                                                                7,890         $520,740
------------------------------------------------------------------------------------------------------------------------
EOG Resources, Inc.                                                                              10,000          597,100
------------------------------------------------------------------------------------------------------------------------
Unocal Corp.                                                                                     43,070        1,636,660
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $2,754,500
------------------------------------------------------------------------------------------------------------------------
Energy - Integrated - 4.2%
------------------------------------------------------------------------------------------------------------------------
ChevronTexaco Corp.                                                                               3,950         $371,735
------------------------------------------------------------------------------------------------------------------------
ConocoPhillips                                                                                   33,500        2,555,715
------------------------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                                                50,680        2,250,699
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $5,178,149
------------------------------------------------------------------------------------------------------------------------
Entertainment - 2.1%
------------------------------------------------------------------------------------------------------------------------
Viacom, Inc., "B"                                                                                63,050       $2,252,146
------------------------------------------------------------------------------------------------------------------------
Walt Disney Co.                                                                                  13,000          331,370
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $2,583,516
------------------------------------------------------------------------------------------------------------------------
Food & Non-Alcoholic Beverages - 5.0%
------------------------------------------------------------------------------------------------------------------------
Archer Daniels Midland Co.                                                                      110,102       $1,847,512
------------------------------------------------------------------------------------------------------------------------
H.J. Heinz Co.                                                                                   31,900        1,250,480
------------------------------------------------------------------------------------------------------------------------
Kellogg Co.                                                                                      48,800        2,042,280
------------------------------------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                                                     4,534          244,292
------------------------------------------------------------------------------------------------------------------------
Sara Lee Corp.                                                                                   34,700          797,753
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $6,182,317
------------------------------------------------------------------------------------------------------------------------
Forest & Paper Products - 1.8%
------------------------------------------------------------------------------------------------------------------------
Bowater, Inc.                                                                                    11,400         $474,126
------------------------------------------------------------------------------------------------------------------------
International Paper Co.                                                                          40,200        1,796,940
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $2,271,066
------------------------------------------------------------------------------------------------------------------------
Insurance - 6.4%
------------------------------------------------------------------------------------------------------------------------
AFLAC, Inc.                                                                                      11,200         $457,072
------------------------------------------------------------------------------------------------------------------------
Allstate Corp.                                                                                   33,426        1,555,980
------------------------------------------------------------------------------------------------------------------------
Chubb Corp.                                                                                       8,100          552,258
------------------------------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                                                          17,120        1,176,829
------------------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                                                                       6,400          290,432
------------------------------------------------------------------------------------------------------------------------
MetLife, Inc.                                                                                    60,780        2,178,963
------------------------------------------------------------------------------------------------------------------------
St. Paul Travelers Cos., Inc.                                                                    40,342        1,635,465
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $7,846,999
------------------------------------------------------------------------------------------------------------------------
Leisure & Toys - 0.2%
------------------------------------------------------------------------------------------------------------------------
Hasbro, Inc.                                                                                     15,200         $288,800
------------------------------------------------------------------------------------------------------------------------

Machinery & Tools - 0.8%
------------------------------------------------------------------------------------------------------------------------
Deere & Co.                                                                                      13,400         $939,876
------------------------------------------------------------------------------------------------------------------------

Medical Equipment - 0.5%
------------------------------------------------------------------------------------------------------------------------
Baxter International, Inc.                                                                       12,600         $434,826
------------------------------------------------------------------------------------------------------------------------
Guidant Corp.                                                                                     4,200          234,696
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $669,522
------------------------------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.6%
------------------------------------------------------------------------------------------------------------------------
KeySpan Corp.                                                                                    11,700         $429,390
------------------------------------------------------------------------------------------------------------------------
National Fuel Gas Co.                                                                            13,200          330,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $759,390
------------------------------------------------------------------------------------------------------------------------
Oil Services - 1.6%
------------------------------------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                                               9,800         $259,700
------------------------------------------------------------------------------------------------------------------------
Noble Corp.*                                                                                     26,300          996,507
------------------------------------------------------------------------------------------------------------------------
Schlumberger Ltd.                                                                                11,013          699,436
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $1,955,643
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 5.8%
------------------------------------------------------------------------------------------------------------------------
Abbott Laboratories                                                                              36,900       $1,504,044
------------------------------------------------------------------------------------------------------------------------
Eli Lilly & Co.                                                                                   5,800          405,478
------------------------------------------------------------------------------------------------------------------------
Johnson & Johnson                                                                                47,000        2,617,900
------------------------------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                                                13,200          627,000
------------------------------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                                                     32,711        1,121,333
------------------------------------------------------------------------------------------------------------------------
Wyeth                                                                                            22,700          820,832
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $7,096,587
------------------------------------------------------------------------------------------------------------------------
Printing & Publishing - 1.2%
------------------------------------------------------------------------------------------------------------------------
Tribune Co.                                                                                      31,700       $1,443,618
------------------------------------------------------------------------------------------------------------------------

Railroad & Shipping - 1.6%
------------------------------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                                                               30,200       $1,059,114
------------------------------------------------------------------------------------------------------------------------
Union Pacific Corp.                                                                              15,300          909,585
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $1,968,699
------------------------------------------------------------------------------------------------------------------------
Restaurants - 0.6%
------------------------------------------------------------------------------------------------------------------------
McDonald's Corp.                                                                                 27,600         $717,600
------------------------------------------------------------------------------------------------------------------------

Specialty Stores - 0.5%
------------------------------------------------------------------------------------------------------------------------
TJX Cos., Inc.                                                                                   27,300         $659,022
------------------------------------------------------------------------------------------------------------------------

Telephone Services - 4.6%
------------------------------------------------------------------------------------------------------------------------
SBC Communications, Inc.                                                                         50,250       $1,218,563
------------------------------------------------------------------------------------------------------------------------
Sprint FON Group                                                                                103,800        1,826,880
------------------------------------------------------------------------------------------------------------------------
Verizon Communications, Inc.                                                                     73,050        2,643,680
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $5,689,123
------------------------------------------------------------------------------------------------------------------------
Tobacco - 2.2%
------------------------------------------------------------------------------------------------------------------------
Altria Group, Inc.                                                                               54,160       $2,710,708
------------------------------------------------------------------------------------------------------------------------

Utilities - Electric Power - 5.1%
------------------------------------------------------------------------------------------------------------------------
Ameren Corp.                                                                                      7,090         $304,586
------------------------------------------------------------------------------------------------------------------------
Cinergy Corp.                                                                                    17,800          676,400
------------------------------------------------------------------------------------------------------------------------
Dominion Resources, Inc.                                                                         18,700        1,179,596
------------------------------------------------------------------------------------------------------------------------
Energy East Corp.                                                                                27,700          671,725
------------------------------------------------------------------------------------------------------------------------
Entergy Corp.                                                                                    13,400          750,534
------------------------------------------------------------------------------------------------------------------------
Exelon Corp.                                                                                      9,400          312,926
------------------------------------------------------------------------------------------------------------------------
FirstEnergy Corp.                                                                                 7,940          297,035
------------------------------------------------------------------------------------------------------------------------
NSTAR                                                                                             6,310          302,123
------------------------------------------------------------------------------------------------------------------------
PPL Corp.                                                                                        12,670          581,553
------------------------------------------------------------------------------------------------------------------------
TXU Corp.                                                                                        28,800        1,166,688
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $6,243,166
------------------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                           $110,431,748
------------------------------------------------------------------------------------------------------------------------

Foreign Stocks - 8.3%
------------------------------------------------------------------------------------------------------------------------
Bermuda - 0.6%
------------------------------------------------------------------------------------------------------------------------
Accenture Ltd., "A" (Business Services)*                                                         28,200         $774,936
------------------------------------------------------------------------------------------------------------------------

France - 1.2%
------------------------------------------------------------------------------------------------------------------------
TOTAL S.A., ADR (Energy - Integrated)                                                            14,800       $1,421,984
------------------------------------------------------------------------------------------------------------------------

Switzerland - 2.6%
------------------------------------------------------------------------------------------------------------------------
Novartis AG (Pharmaceuticals)                                                                    21,500         $956,750
------------------------------------------------------------------------------------------------------------------------
Roche Holdings Ltd. (Pharmaceuticals)                                                            13,300        1,316,832
------------------------------------------------------------------------------------------------------------------------
Syngenta AG (Chemicals)*                                                                         55,260          927,815
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $3,201,397
------------------------------------------------------------------------------------------------------------------------
United Kingdom - 3.9%
------------------------------------------------------------------------------------------------------------------------
BP PLC, ADR (Energy - Integrated)                                                                44,900       $2,405,293
------------------------------------------------------------------------------------------------------------------------
Reed Elsevier PLC (Printing & Publishing)                                                        31,300        1,231,655
------------------------------------------------------------------------------------------------------------------------
Vodafone Group PLC, ADR (Telecommunications - Wireless)                                          52,080        1,150,968
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $4,787,916
------------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                         $10,186,233
------------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $100,298,126)                                                                $120,617,981
------------------------------------------------------------------------------------------------------------------------

Short-Term Obligation - 1.9%
------------------------------------------------------------------------------------------------------------------------
                                                                                         PAR AMOUNT
ISSUER                                                                                 (000 Omitted)             $ VALUE
------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 1.48%, due 7/01/04, at Amortized Cost                            $2,402       $2,402,000
------------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $102,700,126)                                                           $123,019,981
------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (0.1)%                                                                         (171,945)
------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                         $122,848,036
------------------------------------------------------------------------------------------------------------------------
* Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS          STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 6/30/04

ASSETS

Investments, at value (identified cost, $102,700,126)                                    $123,019,981
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                              528
-----------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold                                                             5,762,589
-----------------------------------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                                               128,272
-----------------------------------------------------------------------------------------------------------------------------
Dividends receivable                                                                          174,485
-----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                     $129,085,855
-----------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                                            $506,060
-----------------------------------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                                          5,729,916
-----------------------------------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                                1,843
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                  $6,237,819
-----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                       $122,848,036
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                                           $99,623,405
-----------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on investments                                                     20,319,855
-----------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain on investments                                  1,665,643
-----------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                             1,239,133
-----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                       $122,848,036
-----------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                                          11,817,067
-----------------------------------------------------------------------------------------------------------------------------
Net asset value per share
(net assets of $122,848,036/11,817,067 shares of beneficial interest outstanding)                                      $10.40
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS          STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 6/30/04
NET INVESTMENT INCOME

Income
-----------------------------------------------------------------------------------------------------------------------------
  Dividends                                                                                 $3,369,075
-----------------------------------------------------------------------------------------------------------------------------
  Interest                                                                                      41,106
-----------------------------------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                                                       (35,509)
-----------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                            $3,374,672
-----------------------------------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                              $852,949
-----------------------------------------------------------------------------------------------------------------------------
  Trustees' compensation                                                                         4,752
-----------------------------------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                                                   10,758
-----------------------------------------------------------------------------------------------------------------------------
  Administrative fee                                                                            11,779
-----------------------------------------------------------------------------------------------------------------------------
  Custodian fee                                                                                 46,993
-----------------------------------------------------------------------------------------------------------------------------
  Printing                                                                                      10,081
-----------------------------------------------------------------------------------------------------------------------------
  Auditing fees                                                                                 35,045
-----------------------------------------------------------------------------------------------------------------------------
  Legal fees                                                                                     3,354
-----------------------------------------------------------------------------------------------------------------------------
  Registration fees                                                                             25,176
-----------------------------------------------------------------------------------------------------------------------------
  Miscellaneous                                                                                 12,421
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                     $1,013,308
-----------------------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                                            (866)
-----------------------------------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                                                 (230,546)
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                         $781,896
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                              $2,592,776
-----------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investment transactions (identified cost basis)                                              $10,590,282
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized gain on investments                                                                                $14,609,144
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                                                   $25,199,426
-----------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                                            $27,792,202
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS          STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

YEARS ENDED 6/30                                                                           2004                    2003

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS

Net investment income                                                                      $2,592,776              $1,612,243
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                    10,590,282              (6,207,185)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized gain on investments                                                         14,609,144               6,110,927
-----------------------------------------------------------------------------------     -------------           -------------
Increase in net assets from operations                                                    $27,792,202              $1,515,985
-----------------------------------------------------------------------------------     -------------           -------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                                                $(2,319,276)            $(1,222,177)
-----------------------------------------------------------------------------------     -------------           -------------
Net increase (decrease) in net assets from fund share transactions                       $(37,629,886)            $65,468,955
-----------------------------------------------------------------------------------     -------------           -------------
Total increase (decrease) in net assets                                                  $(12,156,960)            $65,762,763
-----------------------------------------------------------------------------------     -------------           -------------

NET ASSETS

At beginning of period                                                                    135,004,996              69,242,233
-----------------------------------------------------------------------------------------------------------------------------
At end of period (including accumulated undistributed net investment income of
$1,239,133 and $965,633, respectively)                                                   $122,848,036            $135,004,996
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS          FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund
(assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

                                                                                  YEARS ENDED 6/30
                                                                      ----------------------------------------    PERIOD ENDED
                                                                          2004            2003            2002      6/30/01*
Net asset value, beginning of period                                     $8.71           $9.20           $9.91         $10.00
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

Net investment income(S)                                                 $0.18           $0.16           $0.16          $0.02
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                          1.66           (0.51)          (0.82)         (0.11)
-------------------------------------------------------------------     ------          ------          ------         ------
Total from investment operations                                         $1.84          $(0.35)         $(0.66)        $(0.09)
-------------------------------------------------------------------     ------          ------          ------         ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                              $(0.15)         $(0.14)         $(0.05)           $--
-------------------------------------------------------------------     ------          ------          ------         ------
Net asset value, end of period                                          $10.40           $8.71           $9.20          $9.91
-------------------------------------------------------------------     ------          ------          ------         ------
Total return (%)                                                         21.23           (3.69)          (6.64)         (0.90)++
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                                                0.55            0.55            0.55           0.55+
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     1.81            2.05            1.64           1.73+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                          69              68              60             11
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                             $122,848        $135,005         $69,242        $12,018
-----------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fee. In addition, the investment adviser contractually waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                             $0.16           $0.15           $0.14         $(0.03)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                0.71            0.76            0.77           4.88+
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                              1.65            1.84            1.42          (2.60)+
-----------------------------------------------------------------------------------------------------------------------------

 * For the period from the commencement of the fund's investment operations, May 1, 2001, through June 30, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Institutional Large Cap Value Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended June 30, 2004, the fund's custodian fees were reduced by $736 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For year ended June 30, 2004, the fund's miscellaneous expenses were reduced by $130 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and capital losses.

The tax character of distributions declared for the years ended June 30, 2004 and June 30, 2003 was as follows:

                                              6/30/04       6/30/03
          Distributions declared from:
          ---------------------------------------------------------
          Ordinary income                  $2,319,276    $1,222,177
          ---------------------------------------------------------

During the year ended June 30, 2004, there were no reclassifications due to differences between book and tax accounting.

As of June 30, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                  $2,510,144
          ---------------------------------------------------------
          Undistributed long-term capital gain            2,051,167
          ---------------------------------------------------------
          Unrealized appreciation1                        8,663,320
          ---------------------------------------------------------
          Other temporary differences                            --
          ---------------------------------------------------------

As of June 30, 2004, the fund had no capital loss carryforward.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended June 30, 2004 were 0.55% of average daily net assets on an annualized basis. The investment adviser has contractually agreed to pay the fund's operating expenses exclusive of management fees. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

The MFS funds, including this fund, have entered into a services agreement (the "Agreement") which provides for payment of fees by the MFS funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the MFS funds. The ICCO is an officer of the MFS funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the MFS funds for a proportional share of substantially all of the payments made by the MFS funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The MFS funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

              First $2 billion                           0.0175%
              --------------------------------------------------
              Next $2.5 billion                          0.0130%
              --------------------------------------------------
              Next $2.5 billion                          0.0005%
              --------------------------------------------------
              In excess of $7 billion                    0.0000%
              --------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

              First $2 billion                          0.01120%
              --------------------------------------------------
              Next $2.5 billion                         0.00832%
              --------------------------------------------------
              Next $2.5 billion                         0.00032%
              --------------------------------------------------
              In excess of $7 billion                   0.00000%
              --------------------------------------------------

For the year ended June 30, 2004, the fund paid MFS $11,779, equivalent to 0.00824% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%, which amounted to $10,663 for the year ended June 30, 2004. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $9 for the year ended June 30, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, and short-term obligations, aggregated $94,597,240 and $130,191,861, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

              Aggregate cost                        $104,356,661
              --------------------------------------------------
              Gross unrealized appreciation          $20,980,980
              --------------------------------------------------
              Gross unrealized depreciation           (2,317,660)
              --------------------------------------------------
              Net unrealized appreciation            $18,663,320
              --------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                        Year Ended June 30, 2004           Year Ended June 30, 2003
                                                        SHARES            AMOUNT           SHARES            AMOUNT
Shares sold                                              4,222,755       $40,509,575        9,489,797       $78,336,057
-----------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                              227,047         2,265,931          144,858         1,173,354
-----------------------------------------------------------------------------------------------------------------------
Shares reacquired                                       (8,135,334)      (80,405,392)      (1,658,361)      (14,040,456)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                 (3,685,532)     $(37,629,886)       7,976,294       $65,468,955
-----------------------------------------------------------------------------------------------------------------------

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended June 30, 2004, was $614, and is included in miscellaneous expense. The fund had no significant borrowings during the year ended June 30, 2004.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan administered by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards and Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades. As part of the settlement, MFS has retained an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

(8) SUBSEQUENT EVENT

The fund's investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. Pursuant to the SEC Order, MFS, on July 28, 2004 transferred $1.00 in disgorgement and $50 million in penalty to the SEC (the "Payments"). A plan for distribution of these Payments has been submitted to the SEC. Contemporaneous with the transfer, the fund accrued an estimate of the amount to be received upon final approval of the plan of distribution. The non- recurring accrual in the amount of $1,140 resulted in an impact to net asset value of less than $0.01 per share based on the shares outstanding on the day the proceeds were recorded.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MFS Institutional Large Cap Value Fund (one of the series comprising the MFS Institutional Trust) (the "Trust") as of June 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the commencement of the fund's investment operations, May 1, 2001, through June 30, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Institutional Large Cap Value Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the commencement of the fund's investment operations, May 1, 2001, through June 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 16, 2004

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

For the year ended June 30, 2004, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

The fund hereby designates the maximum amount allowable as qualified dividend income eligible for a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

--------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The business address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                                  POSITION(s) HELD        TRUSTEE/OFFICER       PRINCIPAL OCCUPATIONS & OTHER DIRECTORSHIPS(2)
NAME, DATE OF BIRTH                  WITH FUND               SINCE(1)                     DURING THE PAST FIVE YEARS
-------------------               ----------------        ---------------       ----------------------------------------------

INTERESTED TRUSTEES
John W. Ballen(3)                Trustee and President   August 2001 until      Massachusetts Financial Services Company, Chief
(born 09/12/59)                                          February 2004          Executive Officer and Director (until February
                                                                                2004)

Robert J. Manning(3)             Trustee and President   February 2004          Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                                 Executive Officer, President, Chief Investment
                                                                                Officer and Director

Kevin R. Parke(3)                Trustee                 January 2002 until     Massachusetts Financial Services Company,
(born 12/14/59)                                          February 2004          President, Chief Investment Officer and Director
                                                                                (until February 2004)

Robert C. Pozen(3)               Trustee                 February 2004          Massachusetts Financial Services Company, Chairman
(born 08/08/46)                                                                 (since February 2004); Harvard Law School
                                                                                (education), John Olin Visiting Professor (since
                                                                                July 2002); Secretary of Economic Affairs, The
                                                                                Commonwealth of Massachusetts (January 2002 to
                                                                                December 2002); Fidelity Investments, Vice Chairman
                                                                                (June 2000 to December 2001); Fidelity Management &
                                                                                Research Company (investment adviser), President
                                                                                (March 1997 to July 2001); The Bank of New York
                                                                                (financial services), Director; Bell Canada
                                                                                Enterprises (telecommunications), Director; Telesat
                                                                                (satellite communications), Director

Jeffrey L. Shames(3)             Trustee                 October 1993 until     Massachusetts Financial Services Company, Chairman
(born 06/02/55)                                          February 2004          (until February 2004)

INDEPENDENT TRUSTEES
J. Atwood Ives                   Chairman                February 1992          Private investor; KeySpan Corporation (energy
(born 05/01/36)                                                                 related services), Director; Eastern Enterprises
                                                                                (diversified services company), Chairman, Trustee
                                                                                and Chief Executive Officer (until November 2000)

Lawrence H. Cohn, M.D.           Trustee                 August 1993            Brigham and Women's Hospital, Chief of Cardiac
(born 03/11/37)                                                                 Surgery; Harvard Medical School, Professor of
                                                                                Surgery

David H. Gunning                 Trustee                 January 2004           Cleveland-Cliffs, Inc. (mining products and service
(born 05/30/42)                                                                 provider), Vice Chairman/Director (since April
                                                                                2001); Encinitos Ventures (private investment
                                                                                company), Principal (1997 to April 2001); Lincoln
                                                                                Electric Holdings, Inc. (welding equipment
                                                                                manufacturer), Director; Southwest Gas Corporation
                                                                                (natural gas distribution company), Director

William R. Gutow                 Trustee                 December 1993          Private investor and real estate consultant;
(born 09/27/41)                                                                 Capitol Entertainment Management Company (video
                                                                                franchise), Vice Chairman

Amy B. Lane                      Trustee                 January 2004           Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                                 Director, Investment Banking Group (1997 to
                                                                                February 2001); Borders Group, Inc. (book and music
                                                                                retailer), Director; Federal Realty Investment
                                                                                Trust (real estate investment trust), Trustee

Lawrence T. Perera               Trustee                 July 1981              Hemenway & Barnes (attorneys), Partner
(born 06/23/35)

William J. Poorvu                Trustee                 August 1982            Private investor; Harvard University Graduate
(born 04/10/35)                                                                 School of Business Administration, Class of 1961
                                                                                Adjunct Professor in Entrepreneurship Emeritus; CBL
                                                                                & Associates Properties, Inc. (real estate
                                                                                investment trust), Director

J. Dale Sherratt                 Trustee                 August 1993            Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                 specialists), President; Wellfleet Investments
                                                                                (investor in health care companies), Managing
                                                                                General Partner (since 1993); Cambridge
                                                                                Nutraceuticals (professional nutritional products),
                                                                                Chief Executive Officer (until May 2001)

Elaine R. Smith                  Trustee                 February 1992          Independent health care industry consultant
(born 04/25/46)

Ward Smith                       Trustee                 October 1992           Private investor
(born 09/13/30)

OFFICERS
Robert J. Manning(3)             President and Trustee   February 2004          Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                                 Executive Officer, President, Chief Investment
                                                                                Officer and Director

John W. Ballen(3)                President and Trustee   August 2001 until      Massachusetts Financial Services Company, Chief
(born 09/12/59)                                          February 2004          Executive Officer and Director (until February
                                                                                2004)

James R. Bordewick, Jr.(3)       Assistant Secretary     September 1990         Massachusetts Financial Services Company, Senior
(born 03/06/59)                  and Assistant Clerk                            Vice President and Associate General Counsel

Stephen E. Cavan(3)              Secretary and Clerk     December 1989 until    Massachusetts Financial Services Company, Senior
(born 11/06/53)                                          March 2004             Vice President, General Counsel and Secretary
                                                                                (until March 2004)

Stephanie A. DeSisto(3)          Assistant Treasurer     May 2003               Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                                 President (since April 2003); Brown Brothers
                                                                                Harriman & Co., Senior Vice President (November
                                                                                2002 to April 2003); ING Groep N.V./Aeltus
                                                                                Investment Management, Senior Vice President (prior
                                                                                to November 2002)

Robert R. Flaherty(3)            Assistant Treasurer     August 2000            Massachusetts Financial Services Company, Vice
(born 09/18/63)                                                                 President (since August 2000); UAM Fund Services,
                                                                                Senior Vice President (prior to August 2000)

Richard M. Hisey(3)              Treasurer               August 2002            Massachusetts Financial Services Company, Senior
(born 08/29/58)                                                                 Vice President (since July 2002); The Bank of New
                                                                                York, Senior Vice President (September 2000 to July
                                                                                2002); Lexington Global Asset Managers, Inc.,
                                                                                Executive Vice President and Chief Financial
                                                                                Officer (prior to September 2000); Lexington Funds,
                                                                                Chief Financial Officer (prior to September 2000)

Ellen Moynihan(3)                Assistant Treasurer     April 1997             Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                                 President

Frank L. Tarantino               Independent Chief       June 2004              Tarantino LLC (provider of compliance services),
(born 03/07/44)                  Compliance Officer                             Principal (since June 2004); CRA Business
                                                                                Strategies Group (consulting services), Executive
                                                                                Vice President (April 2003 to June 2004); David L.
                                                                                Babson & Co. (investment adviser), Managing
                                                                                Director, Chief Administrative Officer and Director
                                                                                (February 1997 to March 2003)

James O. Yost(3)                 Assistant Treasurer     September 1990         Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                                 Vice President

------------------
(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston
    Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect
Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                     CUSTODIAN
Massachusetts Financial Services Company               State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741             225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                            INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                            Deloitte & Touche LLP
500 Boylston Street, Boston, MA 02116-3741             200 Berkeley Street, Boston, MA 02116

PORTFOLIO MANAGER
Steven Gorham

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

MFS Service Center, Inc.
P.O. Box 2281
Boston,MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired individuals, call toll free:
1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf).

For share prices, account balances, exchanges or stock and bond outlooks, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

WORLD WIDE WEB

mfs.com

[logo] M F S(R)
INVESTMENT MANAGEMENT

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                  ILV-ANN 8/04

MFS(R) Institutional Trust

ANNUAL REPORT 6/30/04

MFS(R) INSTITUTIONAL
RESEARCH FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

MFS(R) INSTITUTIONAL RESEARCH FUND

Objective: Seeks long-term growth of capital.

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

-------------------------------------------------------------------------------

TABLE OF CONTENTS
----------------------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------------------
LETTER FROM THE CEO                                            1
----------------------------------------------------------------
MANAGEMENT REVIEW                                              3
----------------------------------------------------------------
PERFORMANCE SUMMARY                                            5
----------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                       7
----------------------------------------------------------------
FINANCIAL STATEMENTS                                          12
----------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                 16
----------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM       23
----------------------------------------------------------------
FEDERAL TAX INFORMATION                                       24
----------------------------------------------------------------
TRUSTEES AND OFFICERS                                         25
----------------------------------------------------------------
CONTACT INFORMATION                                   BACK COVER


-------------------------------------------------------------------------------

A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
      NOT A DEPOSIT         NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    July 19, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

The turnaround in global stock markets that began in 2003 continued into the first quarter of 2004. In our view, the release of increasingly positive economic, corporate earnings, and corporate capital spending numbers helped drive global equity markets and stocks generally performed well for the one-year period ended June 30, 2004.

In the second quarter of 2004, many measures of the global economy - including employment, consumer spending, corporate capital expenditures, and earnings - continued to improve. However, stock prices, which made only modest gains in the quarter, generally did not reflect these improvements as the period came to a close.

We believe that several factors held back equity markets later in the period. One was the expectation that we were entering a period of rising interest rates, particularly in the United States. The U.S. Federal Reserve Board fulfilled these expectations with a rate increase of 0.25% on the last day of the period.

Investors may also have felt that corporations would have difficulty showing strong year-over-year gains in the latter half of 2004, after earnings growth had improved strongly in the second half of 2003.

Investor concerns about geopolitical instability seemed, in our view, to hold back stock prices as well. We believe the March 2004 train bombings in Spain, continued unrest in Iraq, and terrorism in Saudi Arabia brought international political concerns to the forefront of investors' minds. Political instability in the Middle East, which could constrict oil supplies and bring additional oil price hikes, caused many investors, we think, to assume that the global economic recovery might slow down. Finally, in our view, worries that the Chinese economic engine would sputter acted as a drag on the global economy. Companies around the world supply China with raw materials and finished goods. As a result, any changes in the conditions of China's economy can have considerable ripple effects around the world.

DETRACTORS FROM PERFORMANCE

An underweighted position in technology hurt performance during a period in which the sector outperformed the broader market as measured by the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500). Agere Systems was one of the leading individual detractors among all the stocks held in the portfolio. Also within technology, the portfolio was harmed by an underweighted position in Intel and from not holding QUALCOMM, both of which performed well during the period. Agere Systems and Intel were both sold from the portfolio by the end of the period.

Stock selection in the retailing sector also held back performance. Kohl's, for example, was the single greatest individual detractor from performance among all the holdings in the fund.

In addition, stock selection in the leisure sector hurt relative results. Clear Channel Communications was the largest relative detractor in the sector.

Other individual stocks that took away from returns were Schering Plough, Abbott Laboratories, Wyeth, and Verizon Communications. Before the end of the reporting period, Schering Plough had been sold from the fund.

The portfolio's cash position was also a primary detractor from relative performance. The portfolio holds some cash to buy new holdings and to provide liquidity. In a period when equity markets rose sharply, holding any cash hurt performance against our benchmark, the S&P 500, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

The main contributor to the fund's relative performance during the 12-month period ended June 30, 2004 was stock selection and an overweighted position relative to the index in the basic materials sector. Basic materials stocks Monsanto and BHP Billiton were among the fund's top 10 contributors to relative performance.

Stock selection in industrial goods and services also helped drive relative results. For example, Tyco International was one of the leading contributors to performance among all the stocks held in the portfolio.

Stock selection and a relative underweighting in the utilities and communications sector boosted relative results as well, with Sprint PCS a top performing holding.

Other solid performance for the fund was generated by positions in Getty Images, IBM, NetScreen Technologies, Marvell Technology Group, and Hewlett-Packard. The fund also benefited from an underweighted position in Wal-Mart and from not investing in Merck, both of which struggled during the period and are tracked by the benchmark index.

Tyco, NetScreen Technologies, Hewlett-Packard, IBM, and Wal-Mart were all sold from the portfolio by the end of the period.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The views expressed in this report are those of the Director of Global Equity Research only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

The portfolio is actively managed, and current holdings may be different.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 6/30/04
-------------------------------------------------------------------------------

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

VISIT INSTITUTIONAL.MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, May 20, 1996, through June 30, 2004.
Index information is from June 1, 1996.)

                     MFS Institutional         S&P 500
                       Research Fund         Stock Index

          5/96          $3,000,000           $3,000,000
          6/98           4,620,000            5,279,000
          6/00           6,414,000            6,950,000
          6/02           3,888,000            4,856,000
          6/04           4,534,254            5,797,550

TOTAL RETURNS

-------------------
Average annual
-------------------

                      Fund
                commencement date     1-yr      3-yr        5-yr      Life*
----------------------------------------------------------------------------
                    5/20/1996         17.55%     -3.40%      -2.97%    5.22%
----------------------------------------------------------------------------

-------------------
Average annual
-------------------

Comparative benchmark
----------------------------------------------------------------------------
S&P 500 Stock Index#                  19.10%     -0.69%      -2.20%    8.49%
----------------------------------------------------------------------------

-------------------
Cumulative
-------------------

                      Fund
                commencement date     1-yr      3-yr        5-yr      Life*
----------------------------------------------------------------------------
                    5/20/1996         17.55%     -9.85%     -13.99%   51.14%
----------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, May 20, 1996, through June 30, 2004. Index information is from June 1, 1996.
# Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

STANDARD & POOR'S 500 STOCK INDEX (THE S&P 500) - a commonly used measure of the broad U.S. stock market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

A portion of the returns shown is attributable to the receipt of non-recurring payments in settlement of two class action lawsuits. See Notes to Financial Statements.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

KEY RISK CONSIDERATIONS

There are risks associated with investing in this fund. The value of the fund will vary daily since its investments will fluctuate in response to issuer, market, regulatory, economic, or political developments. Prior to making an investment in the fund, you should consider all the risks associated with it.

------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 6/30/04
------------------------------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund.
It is categorized by broad-based asset classes.

Stocks - 98.0%
------------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                            SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 91.1%
------------------------------------------------------------------------------------------------------------------------
Aerospace - 2.6%
------------------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                                              4,900        $255,192
------------------------------------------------------------------------------------------------------------------------

Airlines - 1.3%
------------------------------------------------------------------------------------------------------------------------
Southwest Airlines Co.                                                                             7,370        $123,595
------------------------------------------------------------------------------------------------------------------------

Alcoholic Beverages - 0.5%
------------------------------------------------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                                                                          1,000         $54,000
------------------------------------------------------------------------------------------------------------------------

Apparel Manufacturers - 1.0%
------------------------------------------------------------------------------------------------------------------------
Reebok International Ltd.                                                                          2,700         $97,146
------------------------------------------------------------------------------------------------------------------------

Automotive - 1.2%
------------------------------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.                                                                              1,860        $115,208
------------------------------------------------------------------------------------------------------------------------

Banks & Credit Companies - 10.8%
------------------------------------------------------------------------------------------------------------------------
American Express Co.                                                                               5,020        $257,928
------------------------------------------------------------------------------------------------------------------------
Bank of America Corp.                                                                              2,415         204,357
------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                                                    6,087         283,046
------------------------------------------------------------------------------------------------------------------------
Freddie Mac                                                                                        1,630         103,179
------------------------------------------------------------------------------------------------------------------------
Investors Financial Services Corp.                                                                 1,380          60,140
------------------------------------------------------------------------------------------------------------------------
MBNA Corp.                                                                                         6,100         157,319
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $1,065,969
------------------------------------------------------------------------------------------------------------------------
Biotechnology - 3.9%
------------------------------------------------------------------------------------------------------------------------
Amgen, Inc.*                                                                                         900         $49,113
------------------------------------------------------------------------------------------------------------------------
Celgene Corp.*                                                                                       500          28,630
------------------------------------------------------------------------------------------------------------------------
Genzyme Corp.*                                                                                     3,180         150,509
------------------------------------------------------------------------------------------------------------------------
Gilead Sciences, Inc.*                                                                             1,150          77,050
------------------------------------------------------------------------------------------------------------------------
MedImmune, Inc.*                                                                                   3,250          76,050
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $381,352
------------------------------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 1.4%
------------------------------------------------------------------------------------------------------------------------
Comcast Corp., "A"*                                                                                3,150         $88,295
------------------------------------------------------------------------------------------------------------------------
Cumulus Media, Inc.*                                                                               2,790          46,900
------------------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., "A"*                                                                  260           7,995
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $143,190
------------------------------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 6.7%
------------------------------------------------------------------------------------------------------------------------
Chicago Mercantile Exchange^                                                                         400         $57,748
------------------------------------------------------------------------------------------------------------------------
Franklin Resources, Inc.                                                                           5,490         274,939
------------------------------------------------------------------------------------------------------------------------
Janus Capital Group, Inc.                                                                          6,280         103,557
------------------------------------------------------------------------------------------------------------------------
Legg Mason, Inc.                                                                                   1,390         126,503
------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                                                          1,730          93,385
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $656,132
------------------------------------------------------------------------------------------------------------------------
Business Services - 3.7%
------------------------------------------------------------------------------------------------------------------------
Ceridian Corp.*                                                                                    2,500         $56,250
------------------------------------------------------------------------------------------------------------------------
DST Systems, Inc.*                                                                                 1,090          52,418
------------------------------------------------------------------------------------------------------------------------
Fiserv, Inc.*                                                                                      2,550          99,170
------------------------------------------------------------------------------------------------------------------------
Getty Images, Inc.*                                                                                2,620         157,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $365,038
------------------------------------------------------------------------------------------------------------------------
Chemicals - 4.4%
------------------------------------------------------------------------------------------------------------------------
E.I. du Pont de Nemours & Co.                                                                      3,600        $159,912
------------------------------------------------------------------------------------------------------------------------
Lyondell Chemical Co.                                                                              7,510         130,599
------------------------------------------------------------------------------------------------------------------------
Monsanto Co.                                                                                       3,700         142,450
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $432,961
------------------------------------------------------------------------------------------------------------------------
Computer Software - 5.7%
------------------------------------------------------------------------------------------------------------------------
Akamai Technologies, Inc.*                                                                           640         $11,488
------------------------------------------------------------------------------------------------------------------------
Ascential Software Corp.*                                                                          2,330          37,257
------------------------------------------------------------------------------------------------------------------------
Computer Associates International, Inc.                                                            1,800          50,508
------------------------------------------------------------------------------------------------------------------------
Microsoft Corp.                                                                                    8,240         235,334
------------------------------------------------------------------------------------------------------------------------
Red Hat, Inc.*                                                                                     2,400          55,128
------------------------------------------------------------------------------------------------------------------------
Symantec Corp.*                                                                                    1,100          48,158
------------------------------------------------------------------------------------------------------------------------
VERITAS Software Corp.*                                                                            4,370         121,049
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $558,922
------------------------------------------------------------------------------------------------------------------------
Consumer Goods & Services - 5.8%
------------------------------------------------------------------------------------------------------------------------
Career Education Corp.*                                                                            1,700         $77,452
------------------------------------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                                              1,620          94,689
------------------------------------------------------------------------------------------------------------------------
Corinthian Colleges, Inc.*                                                                         3,720          92,033
------------------------------------------------------------------------------------------------------------------------
Kimberly-Clark Corp.                                                                               1,540         101,455
------------------------------------------------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                                                                            4,180          98,230
------------------------------------------------------------------------------------------------------------------------
Procter & Gamble Co.                                                                               1,980         107,791
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $571,650
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 1.8%
------------------------------------------------------------------------------------------------------------------------
General Electric Co.                                                                               5,600        $181,440
------------------------------------------------------------------------------------------------------------------------

Electronics - 0.9%
------------------------------------------------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.*                                                                  3,200         $86,912
------------------------------------------------------------------------------------------------------------------------

Energy - Independent - 0.6%
------------------------------------------------------------------------------------------------------------------------
Unocal Corp.                                                                                       1,680         $63,840
------------------------------------------------------------------------------------------------------------------------

Energy - Integrated - 0.9%
------------------------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                                                  2,000         $88,820
------------------------------------------------------------------------------------------------------------------------

Entertainment - 0.7%
------------------------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.                                                                   560         $20,692
------------------------------------------------------------------------------------------------------------------------
Walt Disney Co.                                                                                    2,000          50,980
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 $71,672
------------------------------------------------------------------------------------------------------------------------
Food & Drug Stores - 1.0%
------------------------------------------------------------------------------------------------------------------------
CVS Corp.                                                                                            800         $33,616
------------------------------------------------------------------------------------------------------------------------
Rite Aid Corp.*                                                                                   11,800          61,596
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 $95,212
------------------------------------------------------------------------------------------------------------------------
Food & Non-Alcoholic Beverages - 2.2%
------------------------------------------------------------------------------------------------------------------------
General Mills, Inc.                                                                                1,940         $92,208
------------------------------------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                                                      2,330         125,540
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $217,748
------------------------------------------------------------------------------------------------------------------------
Gaming & Lodging - 1.3%
------------------------------------------------------------------------------------------------------------------------
Carnival Corp.                                                                                     2,800        $131,600
------------------------------------------------------------------------------------------------------------------------

General Merchandise - 2.8%
------------------------------------------------------------------------------------------------------------------------
Kohl's Corp.*                                                                                      3,900        $164,892
------------------------------------------------------------------------------------------------------------------------
Target Corp.                                                                                       2,590         109,997
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $274,889
------------------------------------------------------------------------------------------------------------------------
Insurance - 3.0%
------------------------------------------------------------------------------------------------------------------------
American International Group, Inc.                                                                 2,710        $193,169
------------------------------------------------------------------------------------------------------------------------
MetLife, Inc.                                                                                      2,900         103,965
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $297,134
------------------------------------------------------------------------------------------------------------------------
Internet - 2.2%
------------------------------------------------------------------------------------------------------------------------
eBay, Inc.*                                                                                          540         $49,653
------------------------------------------------------------------------------------------------------------------------
Yahoo!, Inc.*                                                                                     4,500         163,485
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $213,138
------------------------------------------------------------------------------------------------------------------------
Machinery & Tools - 0.5%
------------------------------------------------------------------------------------------------------------------------
Eaton Corp.                                                                                          780         $50,497
------------------------------------------------------------------------------------------------------------------------

Medical & Health Technology & Services - 3.6%
------------------------------------------------------------------------------------------------------------------------
Apria Healthcare Group, Inc.*                                                                      2,030         $58,261
------------------------------------------------------------------------------------------------------------------------
HCA, Inc.                                                                                          1,200          49,908
------------------------------------------------------------------------------------------------------------------------
Lincare Holdings, Inc.*                                                                            2,550          83,793
------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.*                                                                           12,510         167,759
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $359,721
------------------------------------------------------------------------------------------------------------------------
Medical Equipment - 1.1%
------------------------------------------------------------------------------------------------------------------------
Cyberonics, Inc.^*                                                                                 1,260         $42,034
------------------------------------------------------------------------------------------------------------------------
Guidant Corp.                                                                                      1,190          66,497
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $108,531
------------------------------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.5%
------------------------------------------------------------------------------------------------------------------------
NiSource, Inc.                                                                                     2,360         $48,663
------------------------------------------------------------------------------------------------------------------------

Oil Services - 3.2%
------------------------------------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                                                4,309        $114,189
------------------------------------------------------------------------------------------------------------------------
Halliburton Co.                                                                                    2,880          87,149
------------------------------------------------------------------------------------------------------------------------
Noble Corp.*                                                                                       3,060         115,943
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $317,281
------------------------------------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 0.9%
------------------------------------------------------------------------------------------------------------------------
Dell, Inc.*                                                                                        2,440         $87,401
------------------------------------------------------------------------------------------------------------------------

Pharmaceuticals - 4.7%
------------------------------------------------------------------------------------------------------------------------
Abbott Laboratories                                                                                2,400         $97,824
------------------------------------------------------------------------------------------------------------------------
Johnson & Johnson, Inc.                                                                            4,980         277,386
------------------------------------------------------------------------------------------------------------------------
Wyeth                                                                                              2,410          87,146
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $462,356
------------------------------------------------------------------------------------------------------------------------
Printing & Publishing - 1.1%
------------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co., "A"*                                                                        2,440        $105,774
------------------------------------------------------------------------------------------------------------------------

Specialty Stores - 1.3%
------------------------------------------------------------------------------------------------------------------------
Circuit City Stores, Inc.                                                                          4,660         $60,347
------------------------------------------------------------------------------------------------------------------------
Hot Topic, Inc.*                                                                                   3,430          70,281
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $130,628
------------------------------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 0.6%
------------------------------------------------------------------------------------------------------------------------
SpectraSite, Inc.*                                                                                 1,400         $60,508
------------------------------------------------------------------------------------------------------------------------

Telecommunications - Wireline - 2.0%
------------------------------------------------------------------------------------------------------------------------
ADTRAN, Inc.                                                                                       1,010         $33,704
------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.*                                                                               6,970         165,189
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $198,893
------------------------------------------------------------------------------------------------------------------------
Telephone Services - 2.0%
------------------------------------------------------------------------------------------------------------------------
Sprint FON Group                                                                                   8,500        $149,600
------------------------------------------------------------------------------------------------------------------------
Verizon Communications, Inc.                                                                       1,190          43,066
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $192,666
------------------------------------------------------------------------------------------------------------------------
Tobacco - 1.6%
------------------------------------------------------------------------------------------------------------------------
Altria Group, Inc.                                                                                 3,060        $153,153
------------------------------------------------------------------------------------------------------------------------

Utilities - Electric Power - 1.6%
------------------------------------------------------------------------------------------------------------------------
Dominion Resources, Inc.                                                                             840         $52,987
------------------------------------------------------------------------------------------------------------------------
Exelon Corp.                                                                                       1,520          50,601
------------------------------------------------------------------------------------------------------------------------
PPL Corp.                                                                                          1,150          52,785
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $156,373
------------------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                             $8,975,205
------------------------------------------------------------------------------------------------------------------------

Foreign Stocks - 6.9%
------------------------------------------------------------------------------------------------------------------------
Bermuda - 0.5%
------------------------------------------------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Electronics)*                                                       1,680         $44,856
------------------------------------------------------------------------------------------------------------------------

Canada - 1.5%
------------------------------------------------------------------------------------------------------------------------
EnCana Corp. (Energy - Independent)                                                                1,210         $52,224
------------------------------------------------------------------------------------------------------------------------
Magna International, Inc., "A" (Automotive)                                                        1,180         100,501
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $152,725
------------------------------------------------------------------------------------------------------------------------
Ireland - 0.3%
------------------------------------------------------------------------------------------------------------------------
Elan Corp. PLC, ADR (Pharmaceuticals)^*                                                            1,000         $24,740
------------------------------------------------------------------------------------------------------------------------

Japan - 0.9%
------------------------------------------------------------------------------------------------------------------------
Brother Industries Ltd. (Electronics)^                                                               500         $48,435
------------------------------------------------------------------------------------------------------------------------
Honda Motor Co. Ltd. (Automotive)                                                                  1,700          41,344
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 $89,779
------------------------------------------------------------------------------------------------------------------------
United Kingdom - 3.7%
------------------------------------------------------------------------------------------------------------------------
Amdocs Ltd. (Computer Software)*                                                                   4,990        $116,916
------------------------------------------------------------------------------------------------------------------------
BHP Billiton PLC, ADR (Metals & Mining)^                                                           5,490          95,280
------------------------------------------------------------------------------------------------------------------------
BP PLC, ADR (Energy - Integrated)                                                                  1,860          99,640
------------------------------------------------------------------------------------------------------------------------
Vodafone Group PLC, ADR (Telecommunications - Wireless)                                            2,437          53,858
------------------------------------------------------------------------------------------------------------------------
                                                                                                                $365,694
------------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                            $677,794
------------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $8,523,978)                                                                    $9,652,999
------------------------------------------------------------------------------------------------------------------------

Short-Term Obligation - 1.3%
------------------------------------------------------------------------------------------------------------------------
                                                                                          PAR AMOUNT
ISSUER                                                                                  (000 Omitted)              VALUE
------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 1.48%, due 7/01/04, at Amortized Cost                               $129        $129,000
------------------------------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 2.2%
------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES
------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value                        221,905        $221,905
------------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $8,874,883)                                                              $10,003,904
------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (1.5)%                                                                         (151,668)
------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                           $9,852,236
------------------------------------------------------------------------------------------------------------------------
* Non-income producing security.
^ All or a portion of this security is on loan.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS          STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 6/30/04

ASSETS

Investments, at value, including $216,439 of securities on loan (identified cost,
$8,874,883)                                                                                $10,003,904
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                               554
-----------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                156,588
-----------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                                                6,672
-----------------------------------------------------------------------------------------------------------------------------
Other assets                                                                                       306
-----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                      $10,168,024
-----------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                                              $93,802
-----------------------------------------------------------------------------------------------------------------------------
Payable for securities loaned, at value                                                        221,905
-----------------------------------------------------------------------------------------------------------------------------
Payable to affiliate for management fee                                                             81
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                    $315,788
-----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                         $9,852,236
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                                            $14,322,017
-----------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation of assets and liabilities
in foreign currencies                                                                        1,129,021
-----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions              (5,634,574)
-----------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                                 35,772
-----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                              $9,852,236
-----------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                                           1,062,267
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)                                                                $9.27
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS          STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 6/30/04

NET INVESTMENT INCOME

Income
-----------------------------------------------------------------------------------------------------------------------------
  Dividends                                                                                    $205,025
-----------------------------------------------------------------------------------------------------------------------------
  Interest                                                                                        6,394
-----------------------------------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                                                         (1,293)
-----------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                              $210,126
-----------------------------------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                                $88,815
-----------------------------------------------------------------------------------------------------------------------------
  Trustees' compensation                                                                          1,353
-----------------------------------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                                                     1,143
-----------------------------------------------------------------------------------------------------------------------------
  Administrative fee                                                                              1,072
-----------------------------------------------------------------------------------------------------------------------------
  Custodian fee                                                                                   7,575
-----------------------------------------------------------------------------------------------------------------------------
  Printing                                                                                        3,368
-----------------------------------------------------------------------------------------------------------------------------
  Postage                                                                                             2
-----------------------------------------------------------------------------------------------------------------------------
  Auditing fees                                                                                  34,245
-----------------------------------------------------------------------------------------------------------------------------
  Legal fees                                                                                      2,620
-----------------------------------------------------------------------------------------------------------------------------
  Registration fees                                                                              18,977
-----------------------------------------------------------------------------------------------------------------------------
  Miscellaneous                                                                                   4,911
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                       $164,081
-----------------------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                                             (184)
-----------------------------------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                                                   (82,586)
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                          $81,311
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                $128,815
-----------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (identified cost basis)
-----------------------------------------------------------------------------------------------------------------------------
  Investment transactions*                                                                   $3,373,526
-----------------------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                                                                     413
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                                                 $3,373,939
-----------------------------------------------------------------------------------------------------------------------------
Change in unrealized depreciation
-----------------------------------------------------------------------------------------------------------------------------
  Investments                                                                                 $(550,236)
-----------------------------------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies                                      (305)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized loss on investments and foreign currency translation                                                 $(550,541)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currency                                               $2,823,398
-----------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                                             $2,952,213
-----------------------------------------------------------------------------------------------------------------------------

* Includes proceeds received from a non-recurring cash settlement in the amount of $8,719 from a class-action lawsuit against
  Rite Aid Corporation and the remaining proceeds received from a non-recurring cash settlement in the amount of $24,335 from a class-action lawsuit against Cendant Corporation.

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS          STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

YEARS ENDED 6/30                                                                              2004                   2003

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS

Net investment income                                                                          $128,815              $190,639
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions                     3,373,939            (1,693,274)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign currency translation                     (550,541)            1,163,022
------------------------------------------------------------------------------------      -------------          ------------
Increase (decrease) in net assets from operations                                            $2,952,213             $(339,613)
------------------------------------------------------------------------------------      -------------          ------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                                                    $(191,132)            $(194,531)
------------------------------------------------------------------------------------      -------------          ------------
Net decrease in net assets from fund share transactions                                    $(10,247,824)          $(1,349,765)
------------------------------------------------------------------------------------      -------------          ------------
Total decrease in net assets                                                                $(7,486,743)          $(1,883,909)
------------------------------------------------------------------------------------      -------------          ------------

NET ASSETS

At beginning of period                                                                       17,338,979            19,222,888
-----------------------------------------------------------------------------------------------------------------------------
At end of period (including accumulated undistributed net investment income of
$35,772 and $97,676, respectively)                                                           $9,852,236           $17,338,979
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS          FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past five years
(or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share.
The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

YEARS ENDED 6/30                                                 2004           2003           2002           2001         2000
Net asset value, beginning of period                            $7.97          $8.13         $10.62         $16.52       $16.27
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                      $0.07          $0.08          $0.06          $0.04        $0.03
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                           1.32          (0.16)         (2.46)         (3.25)        3.24
----------------------------------------------------------     ------         ------         ------         ------       ------
Total from investment operations                                $1.39         $(0.08)        $(2.40)        $(3.21)       $3.27
----------------------------------------------------------     ------         ------         ------         ------       ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                   $(0.09)        $(0.08)        $(0.09)        $(0.03)      $(0.08)
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign
  currency transactions                                            --             --             --          (2.36)       (2.94)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments and
  foreign currency transactions                                    --             --             --          (0.30)          --
----------------------------------------------------------     ------         ------         ------         ------       ------
Total distributions declared to shareholders                   $(0.09)        $(0.08)        $(0.09)        $(2.69)      $(3.02)
----------------------------------------------------------     ------         ------         ------         ------       ------
Net asset value, end of period                                  $9.27          $7.97          $8.13         $10.62       $16.52
----------------------------------------------------------     ------         ------         ------         ------       ------
Total return (%)                                                17.55^^^       (0.80)^^      (22.69)        (21.58)       21.67
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                                       0.55           0.55           0.56           0.56         0.66
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                            0.87           1.13           0.62           0.31         0.21
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                147            103            179             99           99
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                      $9,852        $17,339        $19,223        $52,315      $73,159
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                           $0.03          $0.04          $0.03          $0.01        $0.01
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                       1.11           1.09           0.87           0.78         0.77
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                            0.31           0.59           0.31           0.09         0.10
-------------------------------------------------------------------------------------------------------------------------------

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement from Cendant Corporation recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.10 per share based on shares outstanding on the day the proceeds were received.
    Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended
    June 30, 2003 would have been (2.11)%.
^^^ The fund's total return calculation includes proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.03 per share based on shares outstanding on the days the proceeds were received.
    Excluding the effect of these payments from the fund's ending net asset value per share, total return for the year ended
    June 30, 2004 would have been 16.71%.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Institutional Research Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date.

The fund was a participant in a class-action lawsuit against Cendant Corporation. On March 26, 2003 the fund received a partial cash settlement in the amount of $234,790, recorded as a realized gain on investment transactions. The partial proceeds from the non-recurring litigation settlement resulted in an increase in net asset value of $0.10 per share based on the shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended June 30, 2003 would have been 1.31% lower. On March 19, 2004 the fund received the remaining cash settlement in the amount of $24,335 from Cendant Corporation, recorded as a realized gain on investment transactions.

The fund was also a participant in class-action lawsuits against Rite Aid Corporation and Cendant Corporation. On February 18, 2004 the fund received a cash settlement in the amount of $8,719 from Rite Aid Corporation, recorded as a realized gain on investment transactions. The proceeds from the non-recurring litigation settlements resulted in an increase in net asset value of $0.03 per share based on the shares outstanding on the days the proceeds were received. Excluding the effect of these payments from the fund's ending net asset value per share, total return for the year ended June 30 2004 would have been 0.84% lower.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended June 30, 2004, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the years ended June 30, 2004 and June 30, 2003 was as follows:

                                            6/30/04    6/30/03
            Distributions declared from
              ordinary income              $191,132   $194,531
            -----------------------------------------------------

During the year ended June 30, 2004, accumulated undistributed net investment income increased by $413 and accumulated net realized loss on investments and foreign currency transaction increased by $413, due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

At June 30, 2004 accumulated undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses.

As of June 30, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

            Undistributed ordinary income                 $35,772
            -----------------------------------------------------
            Capital loss carryforward                  (5,505,531)
            -----------------------------------------------------
            Unrealized appreciation                       999,978
            -----------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2010, $(2,545,588) and June 30, 2011, $(2,959,943).

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has contractually agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fee incurred for the year ended June 30, 2004 were 0.55% of average daily net assets on an annualized basis. The investment adviser has contractually agreed to pay the fund's operating expenses exclusive of management fees such that the fund's other expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

The MFS funds, including this fund, have entered into a services agreement (the "Agreement") which provides for payment of fees by the MFS funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the MFS funds. The ICCO is an officer of the MFS funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the MFS funds for a proportional share of substantially all of the payments made by the MFS funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The MFS funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

              First $2 billion                           0.0175%
              --------------------------------------------------
              Next $2.5 billion                          0.0130%
              --------------------------------------------------
              Next $2.5 billion                          0.0005%
              --------------------------------------------------
              In excess of $7 billion                    0.0000%
              --------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

              First $2 billion                          0.01120%
              --------------------------------------------------
              Next $2.5 billion                         0.00832%
              --------------------------------------------------
              Next $2.5 billion                         0.00032%
              --------------------------------------------------
              In excess of $7 billion                   0.00000%
              --------------------------------------------------

For the year ended June 30, 2004, the fund paid MFS $1,072, equivalent to 0.00721% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%, which amounted to $1,105 for the year ended June 30, 2004. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $1 for the year ended June 30, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $21,071,961 and $31,230,532, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

              Aggregate cost                         $9,003,926
              --------------------------------------------------
              Gross unrealized appreciation          $1,122,901
              --------------------------------------------------
              Gross unrealized depreciation            (122,923)
              --------------------------------------------------
              Net unrealized appreciation              $999,978
              --------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                              Year Ended June 30, 2004       Year Ended June 30, 2003
                                                               SHARES          AMOUNT          SHARES         AMOUNT
Shares sold                                                     220,827       $1,934,216       220,608       $1,651,986
-----------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment
of distributions                                                 21,646          191,132        27,398          194,531
-----------------------------------------------------------------------------------------------------------------------
Shares reacquired                                            (1,356,033)     (12,373,172)     (435,456)      (3,196,282)
-----------------------------------------------------------------------------------------------------------------------
Net decrease                                                 (1,113,560)    $(10,247,824)     (187,450)     $(1,349,765)
-----------------------------------------------------------------------------------------------------------------------

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended June 30, 2004, was $75. The fund had no significant borrowings during the year ended June 30, 2004.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan administered by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards and Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades. As part of the settlement, MFS has retained an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

(8) SUBSEQUENT EVENT

The fund's investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. Pursuant to the SEC Order, MFS, on July 28, 2004 transferred $1.00 in disgorgement and $50 million in penalty to the SEC (the "Payments"). A plan for distribution of these Payments has been submitted to the SEC. Contemporaneous with the transfer, the fund accrued an estimate of the amount to be received upon final approval of the plan of distribution. The non- recurring accrual in the amount of $191 resulted in an impact to net asset value of less than $0.01 per share based on the shares outstanding on the day the proceeds were recorded.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MFS Institutional Research Fund (one of the series comprising the MFS Institutional Trust) (the "Trust") as of June 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Institutional Research Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 16, 2004

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

For the year ended June 30, 2004, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

--------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The business address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                                  POSITION(s) HELD        TRUSTEE/OFFICER       PRINCIPAL OCCUPATIONS & OTHER DIRECTORSHIPS(2)
NAME, DATE OF BIRTH                  WITH FUND               SINCE(1)                     DURING THE PAST FIVE YEARS
-------------------               ----------------        ---------------       ----------------------------------------------
INTERESTED TRUSTEES
John W. Ballen(3)                Trustee and President   August 2001 until      Massachusetts Financial Services Company, Chief
(born 09/12/59)                                          February 2004          Executive Officer and Director (until February
                                                                                2004)

Robert J. Manning(3)             Trustee and President   February 2004          Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                                 Executive Officer, President, Chief Investment
                                                                                Officer and Director

Kevin R. Parke(3)                Trustee                 January 2002 until     Massachusetts Financial Services Company,
(born 12/14/59)                                          February 2004          President, Chief Investment Officer and Director
                                                                                (until February 2004)

Robert C. Pozen(3)               Trustee                 February 2004          Massachusetts Financial Services Company, Chairman
(born 08/08/46)                                                                 (since February 2004); Harvard Law School
                                                                                (education), John Olin Visiting Professor (since
                                                                                July 2002); Secretary of Economic Affairs, The
                                                                                Commonwealth of Massachusetts (January 2002 to
                                                                                December 2002); Fidelity Investments, Vice Chairman
                                                                                (June 2000 to December 2001); Fidelity Management &
                                                                                Research Company (investment adviser), President
                                                                                (March 1997 to July 2001); The Bank of New York
                                                                                (financial services), Director; Bell Canada
                                                                                Enterprises (telecommunications), Director; Telesat
                                                                                (satellite communications), Director

Jeffrey L. Shames(3)             Trustee                 October 1993 until     Massachusetts Financial Services Company, Chairman
(born 06/02/55)                                          February 2004          (until February 2004)

INDEPENDENT TRUSTEES
J. Atwood Ives                   Chairman                February 1992          Private investor; KeySpan Corporation (energy
(born 05/01/36)                                                                 related services), Director; Eastern Enterprises
                                                                                (diversified services company), Chairman, Trustee
                                                                                and Chief Executive Officer (until November 2000)

Lawrence H. Cohn, M.D.           Trustee                 August 1993            Brigham and Women's Hospital, Chief of Cardiac
(born 03/11/37)                                                                 Surgery; Harvard Medical School, Professor of
                                                                                Surgery

David H. Gunning                 Trustee                 January 2004           Cleveland-Cliffs, Inc. (mining products and service
(born 05/30/42)                                                                 provider), Vice Chairman/Director (since April
                                                                                2001); Encinitos Ventures (private investment
                                                                                company), Principal (1997 to April 2001); Lincoln
                                                                                Electric Holdings, Inc. (welding equipment
                                                                                manufacturer), Director; Southwest Gas Corporation
                                                                                (natural gas distribution company), Director

William R. Gutow                 Trustee                 December 1993          Private investor and real estate consultant;
(born 09/27/41)                                                                 Capitol Entertainment Management Company (video
                                                                                franchise), Vice Chairman

Amy B. Lane                      Trustee                 January 2004           Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                                 Director, Investment Banking Group (1997 to
                                                                                February 2001); Borders Group, Inc. (book and music
                                                                                retailer), Director; Federal Realty Investment
                                                                                Trust (real estate investment trust), Trustee

Lawrence T. Perera               Trustee                 July 1981              Hemenway & Barnes (attorneys), Partner
(born 06/23/35)

William J. Poorvu                Trustee                 August 1982            Private investor; Harvard University Graduate
(born 04/10/35)                                                                 School of Business Administration, Class of 1961
                                                                                Adjunct Professor in Entrepreneurship Emeritus; CBL
                                                                                & Associates Properties, Inc. (real estate
                                                                                investment trust), Director

J. Dale Sherratt                 Trustee                 August 1993            Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                 specialists), President; Wellfleet Investments
                                                                                (investor in health care companies), Managing
                                                                                General Partner (since 1993); Cambridge
                                                                                Nutraceuticals (professional nutritional products),
                                                                                Chief Executive Officer (until May 2001)

Elaine R. Smith                  Trustee                 February 1992          Independent health care industry consultant
(born 04/25/46)

Ward Smith                       Trustee                 October 1992           Private investor
(born 09/13/30)

OFFICERS
Robert J. Manning(3)             President and Trustee   February 2004          Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                                 Executive Officer, President, Chief Investment
                                                                                Officer and Director

John W. Ballen(3)                President and Trustee   August 2001 until      Massachusetts Financial Services Company, Chief
(born 09/12/59)                                          February 2004          Executive Officer and Director (until February
                                                                                2004)

James R. Bordewick, Jr.(3)       Assistant Secretary     September 1990         Massachusetts Financial Services Company, Senior
(born 03/06/59)                  and Assistant Clerk                            Vice President and Associate General Counsel

Stephen E. Cavan(3)              Secretary and Clerk     December 1989 until    Massachusetts Financial Services Company, Senior
(born 11/06/53)                                          March 2004             Vice President, General Counsel and Secretary
                                                                                (until March 2004)

Stephanie A. DeSisto(3)          Assistant Treasurer     May 2003               Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                                 President (since April 2003); Brown Brothers
                                                                                Harriman & Co., Senior Vice President (November
                                                                                2002 to April 2003); ING Groep N.V./Aeltus
                                                                                Investment Management, Senior Vice President (prior
                                                                                to November 2002)

Robert R. Flaherty(3)            Assistant Treasurer     August 2000            Massachusetts Financial Services Company, Vice
(born 09/18/63)                                                                 President (since August 2000); UAM Fund Services,
                                                                                Senior Vice President (prior to August 2000)

Richard M. Hisey(3)              Treasurer               August 2002            Massachusetts Financial Services Company, Senior
(born 08/29/58)                                                                 Vice President (since July 2002); The Bank of New
                                                                                York, Senior Vice President (September 2000 to July
                                                                                2002); Lexington Global Asset Managers, Inc.,
                                                                                Executive Vice President and Chief Financial
                                                                                Officer (prior to September 2000); Lexington Funds,
                                                                                Chief Financial Officer (prior to September 2000)

Ellen Moynihan(3)                Assistant Treasurer     April 1997             Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                                 President

Frank L. Tarantino               Independent Chief       June 2004              Tarantino LLC (provider of compliance services),
(born 03/07/44)                  Compliance Officer                             Principal (since June 2004); CRA Business
                                                                                Strategies Group (consulting services), Executive
                                                                                Vice President (April 2003 to June 2004); David L.
                                                                                Babson & Co. (investment adviser), Managing
                                                                                Director, Chief Administrative Officer and Director
                                                                                (February 1997 to March 2003)

James O. Yost(3)                 Assistant Treasurer     September 1990         Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                                 Vice President

-----------------
(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston
    Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect
Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                     CUSTODIAN
Massachusetts Financial Services Company               State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741             225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                            JP Morgan Chase Bank
MFS Fund Distributors, Inc.                            One Chase Manhattan Plaza
500 Boylston Street, Boston, MA 02116-3741             New York, NY 10081

DIRECTOR OF GLOBAL EQUITY RESEARCH                     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
David A. Antonelli                                     Deloitte & Touche LLP
                                                       200 Berkeley Street, Boston, MA 02116

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

MFS Service Center, Inc.
P.O. Box 2281
Boston,MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired individuals, call toll free:
1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf).

For share prices, account balances, exchanges or stock and bond outlooks, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

WORLD WIDE WEB

mfs.com

[logo] M F S(R)
INVESTMENT MANAGEMENT

(C)2004 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                   IRF-ANN 8/04

MFS(R) Institutional Trust

ANNUAL REPORT 6/30/04

MFS(R) INSTITUTIONAL
INTERNATIONAL EQUITY FUND

A path for pursuing opportunity

[graphic omitted]

                                                             [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND

Objective: Seeks long-term growth of capital.

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------

MFS PRIVACY POLICY
--------------------------------------------------------------
LETTER FROM THE CEO                                          1
--------------------------------------------------------------
MANAGEMENT REVIEW                                            3
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          5
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     7
--------------------------------------------------------------
FINANCIAL STATEMENTS                                        10
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               14
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM            19
--------------------------------------------------------------
FEDERAL TAX INFORMATION                                     20
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       21
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER

-------------------------------------------------------------------------------
A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
      NOT A DEPOSIT         NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    July 19, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

The turnaround in global stock markets that began in 2003 continued into the first quarter of 2004. In our view, the release of increasingly positive economic, corporate earnings, and corporate capital spending numbers helped drive global equity markets, and stocks generally performed well for the one-year period ended June 30, 2004.

In the second quarter of 2004, many measures of the global economy - including employment, consumer spending, corporate capital expenditures, and earnings - continued to improve. However, stock prices, which made only modest gains in the quarter, generally did not reflect these improvements as the period came to a close.

We believe that several factors held back equity markets later in the period. One was the expectation that we were entering a period of rising interest rates, particularly in the United States. The U.S. Federal Reserve Board fulfilled these expectations with a rate increase of 0.25% on the last day of the period. The Bank of England, meanwhile, announced a pair of rate hikes in the first half of 2004 and set the expectation for more in the future.

Investors may also have felt that corporations would have difficulty showing strong year-over-year gains in the latter half of 2004, after earnings growth had improved strongly in the second half of 2003.

Investor concerns about geopolitical instability seemed, in our view, to hold back stock prices as well. We believe the March 2004 train bombings in Spain, continued unrest in Iraq, and terrorism in Saudi Arabia brought international political concerns to the forefront of investors' minds. Political instability in the Middle East, which could constrict oil supplies and bring additional oil price hikes, caused many investors, we think, to assume that the global economic recovery might slow down. Finally, in our view, worries that the Chinese economic engine would sputter acted as a drag on the global economy. Companies around the world supply China with raw materials and finished goods. As a result, any changes in the conditions of China's economy can have considerable ripple effects around the world.

DETRACTORS FROM PERFORMANCE

Stock selection in the utilities and communications sector was a leading detractor from performance, as was our overweighted position in this sector during a period in which it underperformed the broader market, as measured by the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index. In particular, the portfolio was harmed by positions in BCE (Canada) Inc., Vodafone holdings in Japan, and Brasil Telecom. All of these stocks posted negative returns, and none are tracked by the MSCI EAFE Index, which helped emphasize their negative performance relative to this benchmark.

The list of leading individual detractors from relative performance also included leisure holdings Reed Elsevier and Yamaha, technology firm Ericsson, and retailer Hennes & Mauritz (H&M). In addition, the fund's relative performance was harmed by not owning a position in benchmark holding Mizuho Financial Group, which posted very strong positive results during the period.

The fund's limited cash position was also a detractor from relative performance during the one-year period ended June 30, 2004. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets outperformed cash, holding any cash hurt performance against the fund's benchmark, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

The fund benefited most strongly during the period from our stock selection in the financial services sector. Several of our financial services positions, such as OTP Bank, Erste Bank, and DEPFA Bank, posted strong absolute returns and were among the leading individual contributors to relative performance. Among all the holdings in the portfolio, only leisure stock William Hill provided a bigger boost to relative returns.

Stock selection in consumer staples was another source of positive returns. The sector was paced by Reckitt Benckiser, the largest holding in the portfolio, which posted strong performance during the period. Other leading individual contributors to performance included leisure stock ITV and retailer Esprit Holdings. ITV was sold from the portfolio before the end of the period. The fund also benefited from our decision to avoid a position in benchmark holding Nokia during a time in which the stock posted negative returns.

    Respectfully,

/s/ David R. Mannheim                         /s/ Marcus L. Smith

    David R. Mannheim                             Marcus L. Smith
    Portfolio Manager                             Portfolio Manager

Note to Shareholders: Effective July 1, 2004, just after the end of the reporting period, Elizabeth A. Palmer was named as a co-manager of the fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 6/30/04
--------------------------------------------------------------------------------

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

VISIT INSTITUTIONAL.MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, January 30, 1996, through June 30, 2004.
Index information is from February 1, 1996.)

                     MFS Institutional           MSCI
                International Equity Fund     EAFE Index

          1/96          $3,000,000            $3,000,000
          6/96           3,288,000             3,127,000
          6/98           4,453,000             3,769,000
          6/00           5,893,000             4,771,000
          6/02           4,743,000             3,321,000
          6/04           5,992,518             4,144,610

TOTAL RETURNS

--------------
Average annual
--------------
                       Fund
                   commencement
                       date           1-yr       3-yr       5-yr     Life*
------------------------------------------------------------------------------
                    1/30/1996         27.39%       7.20%     5.96%     8.57%
------------------------------------------------------------------------------

--------------
Average annual
--------------

Comparative benchmark
------------------------------------------------------------------------------
MSCI EAFE Index#                      32.85%       4.25%     0.40%     3.91%
------------------------------------------------------------------------------

--------------
  Cumulative
--------------

------------------------------------------------------------------------------
                    1/30/1996         27.39%      23.19%    33.59%    99.75%
------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, January 30, 1996, through June 30, 2004. Index information is from February 1, 1996.
# Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

MSCI EAFE INDEX  - a commonly used measure of the international stock market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

These risks may increase share price volatility. See the prospectus for further information regarding these and other risk considerations.

------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 6/30/04
------------------------------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your series.
It is categorized by broad-based asset classes.

Stocks - 97.3%
------------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                           SHARES          $ VALUE
------------------------------------------------------------------------------------------------------------------------
Foreign Stocks - 97.3%
------------------------------------------------------------------------------------------------------------------------
Australia - 3.6%
------------------------------------------------------------------------------------------------------------------------
News Corp. Ltd. (Broadcast & Cable TV)^*                                                      1,365,378      $12,034,261
------------------------------------------------------------------------------------------------------------------------
QBE Insurance Group Ltd. (Insurance)^                                                         1,128,351       10,039,254
------------------------------------------------------------------------------------------------------------------------
                                                                                                             $22,073,515
------------------------------------------------------------------------------------------------------------------------
Austria - 1.7%
------------------------------------------------------------------------------------------------------------------------
Erste Bank der oesterreichischen Sparkassen AG (Banks & Credit Companies)                        64,860      $10,199,666
------------------------------------------------------------------------------------------------------------------------

Bermuda - 1.2%
------------------------------------------------------------------------------------------------------------------------
Esprit Holdings Ltd. (Specialty Stores)                                                       1,578,500       $7,063,047
------------------------------------------------------------------------------------------------------------------------

Brazil - 2.1%
------------------------------------------------------------------------------------------------------------------------
Brasil Telecom Participacoes S.A. Preferred, ADR (Telephone Services)                           165,770       $5,089,139
------------------------------------------------------------------------------------------------------------------------
Companhia Vale do Rio Doce, ADR (Metals & Mining)                                               159,360        7,577,568
------------------------------------------------------------------------------------------------------------------------
                                                                                                             $12,666,707
------------------------------------------------------------------------------------------------------------------------
Canada - 3.0%
------------------------------------------------------------------------------------------------------------------------
BCE, Inc. (Telephone Services)                                                                  168,527       $3,356,460
------------------------------------------------------------------------------------------------------------------------
Canadian National Railway Co. (Railroad & Shipping)                                             166,583        7,261,353
------------------------------------------------------------------------------------------------------------------------
EnCana Corp. (Energy - Independent)                                                             171,010        7,350,139
------------------------------------------------------------------------------------------------------------------------
                                                                                                             $17,967,952
------------------------------------------------------------------------------------------------------------------------
China - 0.1%
------------------------------------------------------------------------------------------------------------------------
Semiconductor International Manufacturing Corp. (Electronics)*                                2,043,000         $445,286
------------------------------------------------------------------------------------------------------------------------

France - 15.3%
------------------------------------------------------------------------------------------------------------------------
AXA (Insurance)^                                                                                709,140      $15,634,836
------------------------------------------------------------------------------------------------------------------------
Business Objects S.A. (Internet)^                                                                74,000        1,661,268
------------------------------------------------------------------------------------------------------------------------
Credit Agricole S.A. (Banks & Credit Companies)^                                                354,208        8,629,212
------------------------------------------------------------------------------------------------------------------------
L'Air Liquide S.A. (Specialty Chemicals)^                                                        89,069       14,744,457
------------------------------------------------------------------------------------------------------------------------
L'Oreal S.A. (Consumer Goods & Services)^                                                        77,200        6,173,548
------------------------------------------------------------------------------------------------------------------------
Sanofi-Synthelabo (Pharmaceuticals)^                                                            132,860        8,431,692
------------------------------------------------------------------------------------------------------------------------
Schneider Electric S.A. (Electrical Equipment)^                                                 180,649       12,344,718
------------------------------------------------------------------------------------------------------------------------
Societe Television Francaise 1 (Broadcast & Cable TV)^                                          109,382        3,449,536
------------------------------------------------------------------------------------------------------------------------
Total S.A. (Energy - Independent)^                                                               62,770       11,981,299
------------------------------------------------------------------------------------------------------------------------
Veolia Environnement (Utilities - Electric Power)^                                              333,360        9,416,662
------------------------------------------------------------------------------------------------------------------------
                                                                                                             $92,467,228
------------------------------------------------------------------------------------------------------------------------
Germany - 2.7%
------------------------------------------------------------------------------------------------------------------------
Bayerische Motoren Werke AG (Automotive)                                                        210,550       $9,327,845
------------------------------------------------------------------------------------------------------------------------
Schering AG (Pharmaceuticals)                                                                   121,890        7,190,603
------------------------------------------------------------------------------------------------------------------------
                                                                                                             $16,518,448
------------------------------------------------------------------------------------------------------------------------
Hong Kong - 0.8%
------------------------------------------------------------------------------------------------------------------------
CNOOC Ltd. (Energy - Independent)                                                            11,095,000       $4,694,219
------------------------------------------------------------------------------------------------------------------------

Hungary - 1.4%
------------------------------------------------------------------------------------------------------------------------
OTP Bank Ltd. (Banks & Credit Companies)                                                        205,640       $8,482,650
------------------------------------------------------------------------------------------------------------------------
Ireland - 2.3%
------------------------------------------------------------------------------------------------------------------------
DEPFA BANK PLC (Banks & Credit Companies)*                                                      673,700       $9,798,366
------------------------------------------------------------------------------------------------------------------------
Irish Life & Permanent PLC (Banks & Credit Companies)                                           283,600        4,369,981
------------------------------------------------------------------------------------------------------------------------
                                                                                                             $14,168,347
------------------------------------------------------------------------------------------------------------------------
Italy - 1.1%
------------------------------------------------------------------------------------------------------------------------
Riunione Adriatica di Sicurta S.p.A. (Insurance)^                                               351,930       $6,391,705
------------------------------------------------------------------------------------------------------------------------

Japan - 15.5%
------------------------------------------------------------------------------------------------------------------------
Bridgestone Corp. (Automotive)^                                                                 344,000       $6,449,312
------------------------------------------------------------------------------------------------------------------------
Canon, Inc. (Personal Computers & Peripherals)^                                                 255,000       13,409,392
------------------------------------------------------------------------------------------------------------------------
Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                                                542,530        8,494,319
------------------------------------------------------------------------------------------------------------------------
Citizen Watch Co. Ltd. (Electronics)^                                                           503,000        5,685,747
------------------------------------------------------------------------------------------------------------------------
KDDI Corp. (Telephone Services)                                                                   1,626        9,279,107
------------------------------------------------------------------------------------------------------------------------
Murata Manufacturing Co. Ltd. (Electronics)                                                     152,100        8,652,083
------------------------------------------------------------------------------------------------------------------------
Nitto Denko Corp. (Electrical Equipment)                                                          5,500          280,671
------------------------------------------------------------------------------------------------------------------------
Nok Corp. (Special Products & Services)                                                         127,000        4,703,919
------------------------------------------------------------------------------------------------------------------------
Seiko Epson Corp. (Electronics)                                                                 211,130        7,665,518
------------------------------------------------------------------------------------------------------------------------
Sekisui Chemical Co. Ltd. (Construction)                                                        543,000        4,573,625
------------------------------------------------------------------------------------------------------------------------
Shinsei Bank Ltd. (Banks & Credit Companies)^                                                   152,000          967,507
------------------------------------------------------------------------------------------------------------------------
Tokyo Broadcasting System, Inc. (Broadcast & Cable TV)                                          153,800        2,700,590
------------------------------------------------------------------------------------------------------------------------
Tokyo Gas Co. Ltd. (Natural Gas - Distribution)^                                              2,452,000        8,678,257
------------------------------------------------------------------------------------------------------------------------
Toyota Motor Corp. (Automotive)                                                                 292,900       11,839,755
------------------------------------------------------------------------------------------------------------------------
Yamaha Corp. (Leisure & Toys)                                                                    26,700          437,084
------------------------------------------------------------------------------------------------------------------------
                                                                                                             $93,816,886
------------------------------------------------------------------------------------------------------------------------
Mexico - 1.0%
------------------------------------------------------------------------------------------------------------------------
Grupo Televisa S.A., ADR (Broadcast & Cable TV)                                                 130,770       $5,919,958
------------------------------------------------------------------------------------------------------------------------

Netherlands - 1.1%
------------------------------------------------------------------------------------------------------------------------
Reed Elsevier N.V. (Printing & Publishing)^                                                     473,300       $6,653,116
------------------------------------------------------------------------------------------------------------------------

Norway - 0.1%
------------------------------------------------------------------------------------------------------------------------
DnB Holding A.S.A. (Banks & Credit Companies)^                                                   91,640         $625,398
------------------------------------------------------------------------------------------------------------------------

Singapore - 2.5%
------------------------------------------------------------------------------------------------------------------------
DBS Group Holdings Ltd. (Banks & Credit Companies)                                              557,000       $4,659,734
------------------------------------------------------------------------------------------------------------------------
Singapore Telecommunications Ltd. (Telephone Services)                                        5,413,000        7,075,611
------------------------------------------------------------------------------------------------------------------------
United Overseas Bank Ltd. (Banks & Credit Companies)                                            408,001        3,176,212
------------------------------------------------------------------------------------------------------------------------
                                                                                                             $14,911,557
------------------------------------------------------------------------------------------------------------------------
South Korea - 2.1%
------------------------------------------------------------------------------------------------------------------------
Samsung Electronics Co. Ltd. (Electronics)                                                       16,260       $6,712,263
------------------------------------------------------------------------------------------------------------------------
Samsung SDI Co. Ltd. (Electrical Equipment)                                                      59,490        6,255,331
------------------------------------------------------------------------------------------------------------------------
                                                                                                             $12,967,594
------------------------------------------------------------------------------------------------------------------------
Spain - 4.0%
------------------------------------------------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria S.A. (Banks & Credit Companies)                                 446,400       $5,970,481
------------------------------------------------------------------------------------------------------------------------
Iberdrola S.A. (Utilities - Electric Power)^                                                    315,780        6,673,703
------------------------------------------------------------------------------------------------------------------------
Telefonica S.A. (Telephone Services)^                                                           784,260       11,606,977
------------------------------------------------------------------------------------------------------------------------
                                                                                                             $24,251,161
------------------------------------------------------------------------------------------------------------------------
Sweden - 6.6%
------------------------------------------------------------------------------------------------------------------------
Atlas Copco AB, "A" (Machinery & Tools)^                                                        217,700       $8,084,926
------------------------------------------------------------------------------------------------------------------------
Ericsson, Inc., "B" (Telecommunications - Wireline)                                           3,331,170        9,826,199
------------------------------------------------------------------------------------------------------------------------
Hennes & Mauritz AB, "B" (Specialty Stores)^                                                    504,430       13,036,359
------------------------------------------------------------------------------------------------------------------------
Sandvik AB (Machinery & Tools)^                                                                 258,740        8,835,528
------------------------------------------------------------------------------------------------------------------------
                                                                                                             $39,783,012
------------------------------------------------------------------------------------------------------------------------
Switzerland - 9.5%
------------------------------------------------------------------------------------------------------------------------
Credit Suisse Group (Banks & Credit Companies)                                                  262,770       $9,340,415
------------------------------------------------------------------------------------------------------------------------
Nestle S.A. (Food & Non-Alcoholic Beverages)                                                     22,615        6,033,557
------------------------------------------------------------------------------------------------------------------------
Novartis AG (Pharmaceuticals)                                                                   155,880        6,879,439
------------------------------------------------------------------------------------------------------------------------
Roche Holding AG (Pharmaceuticals)                                                              133,630       13,235,977
------------------------------------------------------------------------------------------------------------------------
Straumann Holding AG (Medical Equipment)^                                                        14,940        3,001,366
------------------------------------------------------------------------------------------------------------------------
Syngenta AG (Chemicals)                                                                          48,415        4,060,688
------------------------------------------------------------------------------------------------------------------------
Synthes, Inc. (Medical Equipment)                                                                35,200        4,013,739
------------------------------------------------------------------------------------------------------------------------
UBS AG (Banks & Credit Companies)                                                               156,278       11,016,482
------------------------------------------------------------------------------------------------------------------------
                                                                                                             $57,581,663
------------------------------------------------------------------------------------------------------------------------
United Kingdom - 19.6%
------------------------------------------------------------------------------------------------------------------------
AMVESCAP PLC (Brokerage & Asset Managers)                                                     1,505,930      $10,265,185
------------------------------------------------------------------------------------------------------------------------
AstraZeneca PLC (Pharmaceuticals)                                                               233,380       10,467,368
------------------------------------------------------------------------------------------------------------------------
BG Group PLC (Energy - Independent)                                                             410,710        2,529,699
------------------------------------------------------------------------------------------------------------------------
BOC Group PLC (Specialty Chemicals)*                                                            253,470        4,241,334
------------------------------------------------------------------------------------------------------------------------
British Sky Broadcasting Group PLC (Broadcast & Cable TV)                                       804,020        9,066,328
------------------------------------------------------------------------------------------------------------------------
Diageo PLC (Alcoholic Beverages)                                                                713,338        9,615,027
------------------------------------------------------------------------------------------------------------------------
Kingfisher PLC (Specialty Stores)                                                             1,951,760       10,128,522
------------------------------------------------------------------------------------------------------------------------
NEXT PLC (General Merchandise)                                                                  244,090        6,296,933
------------------------------------------------------------------------------------------------------------------------
Reckitt Benckiser PLC (Consumer Goods & Services)                                               750,140       21,228,502
------------------------------------------------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks & Credit Companies)                                     288,115        8,294,506
------------------------------------------------------------------------------------------------------------------------
Vodafone Group PLC (Telecommunications - Wireless)                                            6,638,905       14,533,083
------------------------------------------------------------------------------------------------------------------------
William Hill Ltd. (Gaming & Lodging)                                                          1,006,320       10,106,948
------------------------------------------------------------------------------------------------------------------------
Yell Group PLC (Broadcast & Cable TV)                                                           321,600        2,009,993
------------------------------------------------------------------------------------------------------------------------
                                                                                                            $118,783,428
------------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                        $588,432,543
------------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $525,622,745)                                                                $588,432,543
------------------------------------------------------------------------------------------------------------------------

Short-Term Obligation - 2.6%
------------------------------------------------------------------------------------------------------------------------
                                                                                         PAR AMOUNT
ISSUER                                                                                 (000 Omitted)             $ VALUE
------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 1.48%, due 7/01/04, at Amortized Cost                           $15,976      $15,976,000
------------------------------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 22.0%
------------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                           SHARES          $ VALUE
------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value                   133,229,976     $133,229,976
------------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $674,828,721)                                                           $737,638,519
------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (21.9)%                                                                    (132,651,482)
------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                         $604,987,037
------------------------------------------------------------------------------------------------------------------------
* Non-income producing security.
^ All or a portion of this security is on loan.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 6/30/04

Investments, at value, including $126,749,447 of securities on loan
(identified cost, $674,828,721)                                                          $737,638,519
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                          137,088
-----------------------------------------------------------------------------------------------------------------------------
Foreign currency, at value (identified cost, $696,748)                                        689,050
-----------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold                                                             3,114,812
-----------------------------------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                                             1,756,539
-----------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                                             829,160
-----------------------------------------------------------------------------------------------------------------------------
Other assets                                                                                      135
-----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                     $744,165,303
-----------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                                          $3,448,984
-----------------------------------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                                          2,485,781
-----------------------------------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                                                133,229,976
-----------------------------------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                               13,525
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                $139,178,266
-----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                       $604,987,037
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                                          $521,029,002
-----------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation of assets and liabilities
in foreign currencies                                                                      62,806,476
-----------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain on investments and foreign
currency transactions                                                                      15,521,266
-----------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                             5,630,293
-----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                       $604,987,037
-----------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                                          41,069,690
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)                                                               $14.73
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS          STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 6/30/04

NET INVESTMENT INCOME (LOSS)

Income
-----------------------------------------------------------------------------------------------------------------------------
  Dividends                                                                                 $9,938,328
-----------------------------------------------------------------------------------------------------------------------------
  Interest                                                                                     422,842
-----------------------------------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                                                    (1,216,380)
-----------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                            $9,144,790
-----------------------------------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                            $2,953,350
-----------------------------------------------------------------------------------------------------------------------------
  Trustees' compensation                                                                         7,480
-----------------------------------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                                                   33,210
-----------------------------------------------------------------------------------------------------------------------------
  Administrative fee                                                                            36,922
-----------------------------------------------------------------------------------------------------------------------------
  Custodian fee                                                                                447,979
-----------------------------------------------------------------------------------------------------------------------------
  Printing                                                                                      31,689
-----------------------------------------------------------------------------------------------------------------------------
  Postage                                                                                        1,195
-----------------------------------------------------------------------------------------------------------------------------
  Auditing fees                                                                                 33,820
-----------------------------------------------------------------------------------------------------------------------------
  Legal fees                                                                                     4,130
-----------------------------------------------------------------------------------------------------------------------------
  Miscellaneous                                                                                 63,969
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                     $3,613,744
-----------------------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                                          (7,036)
-----------------------------------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                                                 (653,358)
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                       $2,953,350
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                              $6,191,440
-----------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) (identified cost basis)
-----------------------------------------------------------------------------------------------------------------------------
  Investment transactions                                                                  $30,587,267
-----------------------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                                                               (277,679)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                                                $30,309,588
-----------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
-----------------------------------------------------------------------------------------------------------------------------
  Investments                                                                              $51,390,177
-----------------------------------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies                                    3,357
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency translation                                               $51,393,534
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currency                                              $81,703,122
-----------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                                            $87,894,562
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

YEARS ENDED 6/30                                                                           2004                    2003

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS

Net investment income                                                                      $6,191,440              $1,527,748
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions                  30,309,588              (5,687,086)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency translation                        51,393,534              11,016,194
-----------------------------------------------------------------------------------      ------------            ------------
Increase in net assets from operations                                                    $87,894,562              $6,856,856
-----------------------------------------------------------------------------------      ------------            ------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                                                $(1,588,046)              $(400,352)
-----------------------------------------------------------------------------------      ------------            ------------
Net increase in net assets from fund share transactions                                  $315,884,459            $128,146,942
-----------------------------------------------------------------------------------      ------------            ------------
Total increase in net assets                                                             $402,190,975            $134,603,446
-----------------------------------------------------------------------------------      ------------            ------------

NET ASSETS

At beginning of period                                                                   $202,796,062             $68,192,616
-----------------------------------------------------------------------------------------------------------------------------
At end of period (including accumulated undistributed net investment income of
$5,630,293 and $1,303,635, respectively)                                                 $604,987,037            $202,796,062
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the period of the fund's operation. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions)
held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

YEARS ENDED 6/30                                                   2004           2003           2002         2001         2000

Net asset value, beginning of period                             $11.61         $11.77         $12.17       $16.38       $12.91
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                        $0.21          $0.17          $0.09        $0.10        $0.28
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                 2.97          (0.27)         (0.41)       (2.83)        3.75
-----------------------------------------------------------      ------         ------         ------       ------       ------
Total from investment operations                                  $3.18         $(0.10)        $(0.32)      $(2.73)       $4.03
-----------------------------------------------------------      ------         ------         ------       ------       ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                     $(0.06)        $(0.06)        $(0.08)      $(0.18)      $(0.07)
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign
  currency transactions                                              --             --             --        (1.28)       (0.49)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments and foreign
  currency transactions                                              --             --             --        (0.02)          --
-----------------------------------------------------------      ------         ------         ------       ------       ------
Total distributions declared to shareholders                     $(0.06)        $(0.06)        $(0.08)      $(1.48)      $(0.56)
-----------------------------------------------------------      ------         ------         ------       ------       ------
Net asset value, end of period                                   $14.73         $11.61         $11.77       $12.17       $16.38
-----------------------------------------------------------      ------         ------         ------       ------       ------
Total return (%)                                                  27.39          (0.82)         (2.50)      (17.46)       31.38
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                                         0.75           0.78           0.86         0.86         0.85
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                              1.57           1.66           0.79         0.70         1.78
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                   53             55             73           65           89
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                      $604,987       $202,796        $68,193      $54,721      $60,925
-------------------------------------------------------------------------------------------------------------------------------

(S) Prior to November 1, 2002, the investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.10% of average daily net assets. Effective
    November 1, 2002, the investment adviser has contractually agreed to pay all of the fund's operating expenses, exclusive of management fees. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

Net investment income                                             $0.19          $0.14          $0.06        $0.06        $0.24
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                         0.92           1.04           1.11         1.11         1.12
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                              1.40           1.40           0.54         0.45         1.51
-------------------------------------------------------------------------------------------------------------------------------

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Institutional International Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended June 30, 2004, the fund's custodian fees were reduced by $2,321 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For year ended June 30, 2004, the fund's miscellaneous expenses were reduced by $4,715 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the years ended June 30, 2004 and June 30, 2003 was as follows:

                                              6/30/04     6/30/03

              Distributions declared
              from ordinary income         $1,588,046    $400,352
              ---------------------------------------------------

During the year ended June 30, 2004, accumulated undistributed net investment income decreased by $276,736, and accumulated undistributed net realized gain on investments and foreign currency transactions increased by $276,736, due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of June 30, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

              Undistributed ordinary income          $11,017,150
              --------------------------------------------------
              Undistributed long-term capital gain    11,872,830
              --------------------------------------------------
              Unrealized appreciation                 61,144,538
              --------------------------------------------------
              Other temporary differences                (76,483)
              --------------------------------------------------

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has contractually agreed to pay the fund's operating expenses, exclusive of management fees. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

The MFS funds, including this fund, have entered into a services agreement (the "Agreement") which provides for payment of fees by the MFS funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the MFS funds. The ICCO is an officer of the MFS funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the MFS funds for a proportional share of substantially all of the payments made by the MFS funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The MFS funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

              First $2 billion                           0.0175%
              --------------------------------------------------
              Next $2.5 billion                          0.0130%
              --------------------------------------------------
              Next $2.5 billion                          0.0005%
              --------------------------------------------------
              In excess of $7 billion                    0.0000%
              --------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

              First $2 billion                          0.01120%
              --------------------------------------------------
              Next $2.5 billion                         0.00832%
              --------------------------------------------------
              Next $2.5 billion                         0.00032%
              --------------------------------------------------
              In excess of $7 billion                   0.00000%
              --------------------------------------------------

For the year ended June 30, 2004, the fund paid MFS $36,922 equivalent to 0.00938% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%, which amounted to $29,538 for the year ended June 30, 2004. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $1,511 for the year ended June 30, 2004 as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $510,674,597 and $198,928,402, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

              Aggregate cost                        $676,490,659
              --------------------------------------------------
              Gross unrealized appreciation           65,335,024
              --------------------------------------------------
              Gross unrealized depreciation           (4,187,164)
              --------------------------------------------------
              Net unrealized appreciation            $61,147,860
              --------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                        Year Ended June 30, 2004           Year Ended June 30, 2003
                                                        SHARES            AMOUNT           SHARES            AMOUNT

Shares sold                                             29,452,363      $399,381,836       12,413,007      $136,032,707
-----------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                               98,007         1,366,220           34,096           363,801
-----------------------------------------------------------------------------------------------------------------------
Shares reacquired                                       (5,950,233)      (84,863,597)        (772,625)       (8,249,566)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                            23,600,137      $315,884,459       11,674,478      $128,146,942
-----------------------------------------------------------------------------------------------------------------------

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended June 30, 2004, was $2,224, and is included in miscellaneous expense. The fund had no significant borrowings during the year ended June 30, 2004.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan administered by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards and Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades. As part of the settlement, MFS has retained an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MFS Institutional International Equity Fund (one of the series comprising the MFS Institutional Trust) (the "Trust") as of June 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Institutional International Equity Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 16, 2004

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

For the year ended June 30, 2004, income from foreign sources was $9,938,313, and the fund designated a foreign tax credit of $1,157,668.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

--------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years.
(Their titles may have varied during that period.) The business address of each Trustee and officer is 500 Boylston Street,
Boston, Massachusetts 02116.

                                  POSITION(s) HELD       TRUSTEE/OFFICER        PRINCIPAL OCCUPATIONS & OTHER DIRECTORSHIPS(2)
NAME, DATE OF BIRTH                  WITH FUND              SINCE(1)                      DURING THE PAST FIVE YEARS
-------------------               ----------------       ---------------        ----------------------------------------------
INTERESTED TRUSTEES
John W. Ballen(3)                Trustee and President   August 2001 until      Massachusetts Financial Services Company, Chief
(born 09/12/59)                                          February 2004          Executive Officer and Director (until February
                                                                                2004)

Robert J. Manning(3)             Trustee and President   February 2004          Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                                 Executive Officer, President, Chief Investment
                                                                                Officer and Director

Kevin R. Parke(3)                Trustee                 January 2002 until     Massachusetts Financial Services Company,
(born 12/14/59)                                          February 2004          President, Chief Investment Officer and Director
                                                                                (until February 2004)

Robert C. Pozen(3)               Trustee                 February 2004          Massachusetts Financial Services Company, Chairman
(born 08/08/46)                                                                 (since February 2004); Harvard Law School
                                                                                (education), John Olin Visiting Professor (since
                                                                                July 2002); Secretary of Economic Affairs, The
                                                                                Commonwealth of Massachusetts (January 2002 to
                                                                                December 2002); Fidelity Investments, Vice Chairman
                                                                                (June 2000 to December 2001); Fidelity Management &
                                                                                Research Company (investment adviser), President
                                                                                (March 1997 to July 2001); The Bank of New York
                                                                                (financial services), Director; Bell Canada
                                                                                Enterprises (telecommunications), Director; Telesat
                                                                                (satellite communications), Director

Jeffrey L. Shames(3)             Trustee                 October 1993 until     Massachusetts Financial Services Company, Chairman
(born 06/02/55)                                          February 2004          (until February 2004)

INDEPENDENT TRUSTEES
J. Atwood Ives                   Chairman                February 1992          Private investor; KeySpan Corporation (energy
(born 05/01/36)                                                                 related services), Director; Eastern Enterprises
                                                                                (diversified services company), Chairman, Trustee
                                                                                and Chief Executive Officer (until November 2000)

Lawrence H. Cohn, M.D.           Trustee                 August 1993            Brigham and Women's Hospital, Chief of Cardiac
(born 03/11/37)                                                                 Surgery; Harvard Medical School, Professor of
                                                                                Surgery

David H. Gunning                 Trustee                 January 2004           Cleveland-Cliffs, Inc. (mining products and service
(born 05/30/42)                                                                 provider), Vice Chairman/Director (since April
                                                                                2001); Encinitos Ventures (private investment
                                                                                company), Principal (1997 to April 2001); Lincoln
                                                                                Electric Holdings, Inc. (welding equipment
                                                                                manufacturer), Director; Southwest Gas Corporation
                                                                                (natural gas distribution company), Director

William R. Gutow                 Trustee                 December 1993          Private investor and real estate consultant;
(born 09/27/41)                                                                 Capitol Entertainment Management Company (video
                                                                                franchise), Vice Chairman

Amy B. Lane                      Trustee                 January 2004           Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                                 Director, Investment Banking Group (1997 to
                                                                                February 2001); Borders Group, Inc. (book and music
                                                                                retailer), Director; Federal Realty Investment
                                                                                Trust (real estate investment trust), Trustee

Lawrence T. Perera               Trustee                 July 1981              Hemenway & Barnes (attorneys), Partner
(born 06/23/35)

William J. Poorvu                Trustee                 August 1982            Private investor; Harvard University Graduate
(born 04/10/35)                                                                 School of Business Administration, Class of 1961
                                                                                Adjunct Professor in Entrepreneurship Emeritus; CBL
                                                                                & Associates Properties, Inc. (real estate
                                                                                investment trust), Director

J. Dale Sherratt                 Trustee                 August 1993            Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                 specialists), President; Wellfleet Investments
                                                                                (investor in health care companies), Managing
                                                                                General Partner (since 1993); Cambridge
                                                                                Nutraceuticals (professional nutritional products),
                                                                                Chief Executive Officer (until May 2001)

Elaine R. Smith                  Trustee                 February 1992          Independent health care industry consultant
(born 04/25/46)

Ward Smith                       Trustee                 October 1992           Private investor
(born 09/13/30)

OFFICERS
Robert J. Manning(3)             President and Trustee   February 2004          Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                                 Executive Officer, President, Chief Investment
                                                                                Officer and Director

John W. Ballen(3)                President and Trustee   August 2001 until      Massachusetts Financial Services Company, Chief
(born 09/12/59)                                          February 2004          Executive Officer and Director (until February
                                                                                2004)

James R. Bordewick, Jr.(3)       Assistant Secretary     September 1990         Massachusetts Financial Services Company, Senior
(born 03/06/59)                  and Assistant Clerk                            Vice President and Associate General Counsel

Stephen E. Cavan(3)              Secretary and Clerk     December 1989 until    Massachusetts Financial Services Company, Senior
(born 11/06/53)                                          March 2004             Vice President, General Counsel and Secretary
                                                                                (until March 2004)

Stephanie A. DeSisto(3)          Assistant Treasurer     May 2003               Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                                 President (since April 2003); Brown Brothers
                                                                                Harriman & Co., Senior Vice President (November
                                                                                2002 to April 2003); ING Groep N.V./Aeltus
                                                                                Investment Management, Senior Vice President (prior
                                                                                to November 2002)

Robert R. Flaherty(3)            Assistant Treasurer     August 2000            Massachusetts Financial Services Company, Vice
(born 09/18/63)                                                                 President (since August 2000); UAM Fund Services,
                                                                                Senior Vice President (prior to August 2000)

Richard M. Hisey(3)              Treasurer               August 2002            Massachusetts Financial Services Company, Senior
(born 08/29/58)                                                                 Vice President (since July 2002); The Bank of New
                                                                                York, Senior Vice President (September 2000 to July
                                                                                2002); Lexington Global Asset Managers, Inc.,
                                                                                Executive Vice President and Chief Financial
                                                                                Officer (prior to September 2000); Lexington Funds,
                                                                                Chief Financial Officer (prior to September 2000)

Ellen Moynihan(3)                Assistant Treasurer     April 1997             Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                                 President

Frank L. Tarantino               Independent Chief       June 2004              Tarantino LLC (provider of compliance services),
(born 03/07/44)                  Compliance Officer                             Principal (since June 2004); CRA Business
                                                                                Strategies Group (consulting services), Executive
                                                                                Vice President (April 2003 to June 2004); David L.
                                                                                Babson & Co. (investment adviser), Managing
                                                                                Director, Chief Administrative Officer and Director
                                                                                (February 1997 to March 2003)

James O. Yost(3)                 Assistant Treasurer     September 1990         Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                                 Vice President

------------------
(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each
Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                              CUSTODIAN
Massachusetts Financial Services Company                        State Street Bank and Trust Company
500 Boylston Street, Boston, MA  02116-3741                     225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                                     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                                     Deloitte & Touche LLP
500 Boylston Street, Boston, MA                                 200 Berkeley Street, Boston, MA 02116
02116-3741

PORTFOLIO MANAGERS
David R. Mannheim
Marcus L. Smith

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

MFS Service Center, Inc.
P.O. Box 2281
Boston,MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired individuals, call toll free:
1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf).

For share prices, account balances, exchanges or stock and bond outlooks, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

WORLD WIDE WEB

mfs.com


[logo] M F S(R)
INVESTMENT MANAGEMENT

(C)2004 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                   IIE-ANN 8/04

MFS(R) Institutional Trust

ANNUAL REPORT 6/30/04

MFS(R) INSTITUTIONAL INTERNATIONAL
RESEARCH EQUITY FUND

A path for pursuing opportunity

[graphic omitted]

                                                             [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

MFS(R) INSTITUTIONAL INTERNATIONAL RESEARCH EQUITY FUND

Objective: Seeks capital appreciation.

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------

MFS PRIVACY POLICY
--------------------------------------------------------------
LETTER FROM THE CEO                                          1
--------------------------------------------------------------
MANAGEMENT REVIEW                                            3
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          5
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     7
--------------------------------------------------------------
FINANCIAL STATEMENTS                                        11
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               15
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     20
--------------------------------------------------------------
FEDERAL TAX INFORMATION                                     21
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       22
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER

-------------------------------------------------------------------------------
A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
      NOT A DEPOSIT         NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    July 19, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

The turnaround in global stock markets that began in 2003 continued into the first quarter of 2004. We believe the release of increasingly positive economic, corporate earnings, and corporate capital spending numbers helped drive global equity markets, and stocks generally performed well for the one-year period ended June 30, 2004.

In the second quarter of 2004, many measures of the global economy - including employment, consumer spending, corporate capital expenditures, and earnings - continued to improve. However, stock prices, which made only modest gains in the second quarter, generally did not reflect these improvements as the period came to a close.

We believe that several factors held back equity markets later in the period. One was the expectation that we were entering a period of rising interest rates, particularly in the United States. The U.S. Federal Reserve Board fulfilled these expectations with a rate increase of 0.25% on the last day of the period. The Bank of England, meanwhile, announced a pair of rate hikes in the first half of 2004 and set the expectation for more in the future.

Investors may also have felt that corporations would have difficulty showing strong year-over-year gains in the latter half of 2004, after earnings growth had improved strongly in the second half of 2003.

Investor concerns about geopolitical instability seemed, in our view, to hold back stock prices as well. We believe the March 2004 train bombings in Spain, continued unrest in Iraq, and terrorism in Saudi Arabia brought international political concerns to the forefront of investors' minds. Political instability in the Middle East, which could constrict oil supplies and bring additional oil price hikes, caused many investors, we think, to assume that the global economic recovery might slow down. Finally, in our view, worries that the Chinese economic engine would sputter acted as a drag on the global economy. Companies around the world supply China with raw materials and finished goods. As a result, any changes in the conditions of China's economy can have considerable ripple effects around the world.

DETRACTORS FROM PERFORMANCE

Stock selection in the leisure sector was a primary detractor from performance. In particular, we had an overweighted position in VNU during a time in which it generated negative returns.

A number of utilities and communications stocks inhibited performance as well, including Vodafone and Hanaro Telecom, which were the two leading individual detractors from relative performance during the period. However, the utilities and communication sector overall provided positive absolute and relative returns. The list of leading individual detractors from performance also included the Royal Bank of Scotland, Molson, Novartis, and Ericsson. Molson was sold from the fund before the end of the period. In addition, the fund's relative performance was harmed by not owning a position in benchmark holding Mizuho Financial Group, which posted very strong positive results during the period.

The fund's limited cash position also had a negative impact on relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets outperformed cash, holding any cash hurt performance against the Fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

The fund benefited most strongly from our stock selections in the basic materials and autos and housing sectors and from slightly overweighted positions in these sectors during a period in which they outperformed the broader market, as measured by the fund's benchmark.

Several of our basic materials holdings generated solid contributions to absolute and relative returns, highlighted by Celanese, BHP Billiton PLC, and Syngenta. However, none of these stocks were among the top 10 individual contributors to the portfolio's performance. Returns from the autos and housing sector, meanwhile, were paced by Sekisui Chemical, which was the single greatest contributor to relative performance among all holdings in the portfolio.

Other leading individual contributors to performance were Fast Retailing, Nokia, and Brothers Industries. We held an overweighted position in Fast Retailing during a period in which it outperformed the broader market. Conversely, we had an underweighted position in Nokia when it underperformed the market. Brother Industries generated strong absolute returns and is not tracked by the fund's benchmark. This had the effect of boosting its contribution to relative returns. Another leading source of strong relative returns was our decision to avoid a position in GlaxoSmithKline. This health care stock underperformed the wider market and is a holding within the benchmark.

Several of these positions, including BHP Billiton, Brother Industries, Celanese, Fast Retailing, and Nokia were sold from the portfolio by the end of the period.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The views expressed in this report are those of the Director of Global Equity Research only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 6/30/04
--------------------------------------------------------------------------------

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

VISIT INSTITUTIONAL.MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, July 16, 2002, through June 30, 2004.
Index information is from August 1, 2002.)

                     MFS Institutional            Morgan Stanley
                      International            Capital International
                    Research Equity Fund        (MSCI) EAFE Index#

        7/02           $3,000,000                  $3,000,000
        6/03            3,135,000                   3,127,000
        6/04            4,100,843                   4,153,822

TOTAL RETURNS

--------------
Average annual
--------------
                      Fund
                commencement date                           1-yr     Life*
------------------------------------------------------------------------------
                    7/16/2002                               30.82%    17.33%
------------------------------------------------------------------------------

--------------
Average annual
--------------

Comparative benchmark
------------------------------------------------------------------------------
Morgan Stanley Capital
International
(MSCI) EAFE Index#                                          32.85%    18.50%
------------------------------------------------------------------------------

--------------
Cumulative
--------------

------------------------------------------------------------------------------
                    7/16/2002                               30.82%    36.69%
------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, July 16, 2002, through June 30, 2004. Index information is from
  August 1, 2002.
# Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

MSCI EAFE INDEX  - a commonly used measure of the international stock market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

These risks may increase share price volatility. See the prospectus for further information regarding these and other risk considerations.

------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 6/30/04
------------------------------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your series.
It is categorized by broad-based asset classes.

Stocks - 98.0%
------------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                           SHARES          $ VALUE
------------------------------------------------------------------------------------------------------------------------
Foreign Stocks - 96.9%
------------------------------------------------------------------------------------------------------------------------
Australia - 1.9%
------------------------------------------------------------------------------------------------------------------------
News Corp. Ltd. (Broadcast & Cable TV)                                                          115,650       $1,019,324
------------------------------------------------------------------------------------------------------------------------
Westpac Banking Corp. (Banks & Credit Companies)                                                 80,647          986,616
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $2,005,940
------------------------------------------------------------------------------------------------------------------------
Austria - 0.9%
------------------------------------------------------------------------------------------------------------------------
Erste Bank der oesterreichischen Sparkassen AG (Banks & Credit Companies)                         5,690         $894,790
------------------------------------------------------------------------------------------------------------------------

Bermuda - 0.6%
------------------------------------------------------------------------------------------------------------------------
ESPRIT Holdings Ltd. (Specialty Stores)                                                         134,000         $599,587
------------------------------------------------------------------------------------------------------------------------

Brazil - 2.8%
------------------------------------------------------------------------------------------------------------------------
Anacruz Celulose S.A., ADR (Forest & Paper Products)                                             39,500       $1,290,070
------------------------------------------------------------------------------------------------------------------------
Brasil Telecom Participacoes S.A., ADR (Telephone Services)                                       9,500          291,650
------------------------------------------------------------------------------------------------------------------------
Companhia Vale do Rio Doce, ADR (Metals & Mining)                                                28,400        1,350,420
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $2,932,140
------------------------------------------------------------------------------------------------------------------------
Canada - 1.1%
------------------------------------------------------------------------------------------------------------------------
CoolBrands International, Inc. (Food & Non-Alcoholic Beverages)*                                 14,200         $231,971
------------------------------------------------------------------------------------------------------------------------
EnCana Corp. (Energy - Independent)                                                              20,490          880,676
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $1,112,647
------------------------------------------------------------------------------------------------------------------------
China - 0.5%
------------------------------------------------------------------------------------------------------------------------
Huaneng Power International, Inc. (Utilities - Electric Power)                                  544,000         $484,737
------------------------------------------------------------------------------------------------------------------------

Finland - 0.5%
------------------------------------------------------------------------------------------------------------------------
Stora Enso Oyj (Forest & Paper Products)                                                         36,900         $501,169
------------------------------------------------------------------------------------------------------------------------

France - 7.3%
------------------------------------------------------------------------------------------------------------------------
AXA (Insurance)                                                                                  94,600       $2,085,703
------------------------------------------------------------------------------------------------------------------------
Credit Agricole S.A. (Banks & Credit Companies)                                                  50,409        1,228,064
------------------------------------------------------------------------------------------------------------------------
Pernod Ricard (Alcoholic Beverages)                                                               7,900        1,011,376
------------------------------------------------------------------------------------------------------------------------
Renault S.A. (Automotive)                                                                         3,900          297,387
------------------------------------------------------------------------------------------------------------------------
Sanofi-Synthelabo (Pharmaceuticals)                                                              21,130        1,340,973
------------------------------------------------------------------------------------------------------------------------
Suez S.A. (Utilities - Electric Power)                                                           76,600        1,596,473
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $7,559,976
------------------------------------------------------------------------------------------------------------------------
Germany - 4.8%
------------------------------------------------------------------------------------------------------------------------
Bayerische Motoren Werke AG (Automotive)                                                         43,460       $1,925,377
------------------------------------------------------------------------------------------------------------------------
Deutsche Telekom AG (Telephone Services)                                                         59,200        1,041,290
------------------------------------------------------------------------------------------------------------------------
Hypo Real Estate Holding AG (Real Estate)*                                                       31,000          910,420
------------------------------------------------------------------------------------------------------------------------
Porsche AG, Preferred (Automotive)                                                                1,701        1,139,697
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $5,016,784
------------------------------------------------------------------------------------------------------------------------
Greece - 0.7%
------------------------------------------------------------------------------------------------------------------------
Coca-Cola Hellenic Bottling Co. S.A. (Food & Non-Alcoholic Beverages)                            31,700         $739,067
------------------------------------------------------------------------------------------------------------------------

Hong Kong - 2.1%
------------------------------------------------------------------------------------------------------------------------
China Mengniu Dairy (Food & Non-Alcoholic Beverages)*                                           908,000         $587,894
------------------------------------------------------------------------------------------------------------------------
CNOOC Ltd. (Energy - Independent)                                                             2,618,000        1,107,658
------------------------------------------------------------------------------------------------------------------------
Star Cruises Ltd. (Gaming & Lodging)                                                          1,838,000          459,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $2,155,052
------------------------------------------------------------------------------------------------------------------------

Hungary - 2.0%
------------------------------------------------------------------------------------------------------------------------
MOL Magyar Olaj-es Gazipari Rt., GDR (Energy - Integrated)+                                      23,500         $916,500
------------------------------------------------------------------------------------------------------------------------
OTP Bank Ltd., GDR (Banks & Credit Companies)                                                    27,700        1,142,625
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $2,059,125
------------------------------------------------------------------------------------------------------------------------
India - 0.2%
------------------------------------------------------------------------------------------------------------------------
HDFC Bank Ltd., ADR (Banks & Credit Companies)                                                    8,800         $236,368
------------------------------------------------------------------------------------------------------------------------

Ireland - 1.3%
------------------------------------------------------------------------------------------------------------------------
Anglo Irish Bank Corp. PLC (Banks & Credit Companies)                                            50,345         $791,095
------------------------------------------------------------------------------------------------------------------------
DEPFA BANK PLC (Banks & Credit Companies)                                                        41,000          596,308
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $1,387,403
------------------------------------------------------------------------------------------------------------------------
Italy - 1.2%
------------------------------------------------------------------------------------------------------------------------
Italcementi S.p.A. (Construction)                                                                32,100         $276,053
------------------------------------------------------------------------------------------------------------------------
Riunione Adriatica di Sicurta S.p.A. (Insurance)                                                 56,400        1,024,329
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $1,300,382
------------------------------------------------------------------------------------------------------------------------
Japan - 25.4%
------------------------------------------------------------------------------------------------------------------------
Aiful Corp. (Banks & Credit Companies)                                                           18,150       $1,890,608
------------------------------------------------------------------------------------------------------------------------
Bridgestone Corp. (Automotive)                                                                   51,000          956,148
------------------------------------------------------------------------------------------------------------------------
Canon, Inc. (Personal Computers & Peripherals)                                                   32,000        1,682,747
------------------------------------------------------------------------------------------------------------------------
Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                                                 65,100        1,019,262
------------------------------------------------------------------------------------------------------------------------
Funai Electric Co. Ltd. (Electronics)                                                             7,200        1,082,519
------------------------------------------------------------------------------------------------------------------------
HUNET, Inc. (Real Estate)                                                                        86,000          225,726
------------------------------------------------------------------------------------------------------------------------
Jaccs Co. Ltd. (Banks & Credit Companies)                                                        54,000          347,670
------------------------------------------------------------------------------------------------------------------------
KDDI Corp. (Telephone Services)                                                                     214        1,221,236
------------------------------------------------------------------------------------------------------------------------
Kibun Food Chemifa Co. Ltd. (Food & Non-Alcoholic Beverages)                                     45,000          823,083
------------------------------------------------------------------------------------------------------------------------
Lawson, Inc. (Specialty Stores)                                                                  19,800          814,852
------------------------------------------------------------------------------------------------------------------------
Seiko Epson Corp. (Electronics)                                                                  56,000        2,033,198
------------------------------------------------------------------------------------------------------------------------
Sekisui Chemical Co. Ltd. (Construction)                                                        291,000        2,451,059
------------------------------------------------------------------------------------------------------------------------
SOFTBANK CORP. (Business Services)                                                               61,700        2,708,491
------------------------------------------------------------------------------------------------------------------------
Sumitomo Bakelite Co. Ltd. (Specialty Chemicals)                                                173,000        1,208,761
------------------------------------------------------------------------------------------------------------------------
Sumitomo Mitsui Financial Group, Inc. (Banks & Credit Companies)                                    118          807,207
------------------------------------------------------------------------------------------------------------------------
Takefuji Corp. (Banks & Credit Companies)                                                        23,160        1,675,391
------------------------------------------------------------------------------------------------------------------------
Tamron Co. Ltd. (Leisure & Toys)                                                                 15,000          677,672
------------------------------------------------------------------------------------------------------------------------
Tanabe Seiyaku Co. Ltd. (Pharmaceuticals)                                                       122,000        1,088,957
------------------------------------------------------------------------------------------------------------------------
Tokyo Gas Co. Ltd. (Natural Gas - Distribution)                                                 562,000        1,989,062
------------------------------------------------------------------------------------------------------------------------
Toyota Motor Corp. (Automotive)                                                                  42,400        1,713,915
------------------------------------------------------------------------------------------------------------------------
                                                                                                             $26,417,564
------------------------------------------------------------------------------------------------------------------------
Luxembourg - 0.9%
------------------------------------------------------------------------------------------------------------------------
Tenaris S.A., ADR (Oil Services)                                                                 28,800         $943,200
------------------------------------------------------------------------------------------------------------------------

Mexico - 3.0%
------------------------------------------------------------------------------------------------------------------------
America Movil S.A. de C.V., ADR (Telecommunications - Wireless)                                  21,700         $789,229
------------------------------------------------------------------------------------------------------------------------
CEMEX S.A. de C.V., ADR (Construction)                                                           37,443        1,089,591
------------------------------------------------------------------------------------------------------------------------
Grupo Elektra S.A. de C.V. (Specialty Stores)                                                    70,800          418,680
------------------------------------------------------------------------------------------------------------------------
Grupo Televisa S.A., ADR (Broadcast & Cable TV)                                                  18,800          851,076
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $3,148,576
------------------------------------------------------------------------------------------------------------------------
Netherlands - 1.2%
------------------------------------------------------------------------------------------------------------------------
VNU N.V. (Printing & Publishing)                                                                 41,710       $1,212,761
------------------------------------------------------------------------------------------------------------------------

Norway - 0.8%
------------------------------------------------------------------------------------------------------------------------
DnB Holding A.S.A. (Banks & Credit Companies)                                                   125,860         $858,933
------------------------------------------------------------------------------------------------------------------------

Singapore - 2.0%
------------------------------------------------------------------------------------------------------------------------
DBS Group Holdings Ltd. (Banks & Credit Companies)                                              124,000       $1,037,355
------------------------------------------------------------------------------------------------------------------------
Singapore Telecommunications Ltd. (Telephone Services)                                          777,000        1,015,657
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $2,053,012
------------------------------------------------------------------------------------------------------------------------
South Korea - 1.8%
------------------------------------------------------------------------------------------------------------------------
Hanaro Telecom, Inc. (Telephone Services)                                                       201,092         $457,700
------------------------------------------------------------------------------------------------------------------------
Hyundai Motor Co. Ltd. (Automotive)                                                              15,550          598,180
------------------------------------------------------------------------------------------------------------------------
Kookmin Bank (Banks & Credit Companies)                                                          26,030          808,721
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $1,864,601
------------------------------------------------------------------------------------------------------------------------
Spain - 4.4%
------------------------------------------------------------------------------------------------------------------------
Altadis S.A. (Tobacco)                                                                           51,700       $1,599,584
------------------------------------------------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria S.A. (Banks & Credit Companies)                                 130,000        1,738,715
------------------------------------------------------------------------------------------------------------------------
Repsol YPF S.A. (Energy - Independent)                                                           54,100        1,186,185
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $4,524,484
------------------------------------------------------------------------------------------------------------------------
Sweden - 4.3%
------------------------------------------------------------------------------------------------------------------------
Atlas Copco AB, "A" (Machinery & Tools)                                                          27,700       $1,028,720
------------------------------------------------------------------------------------------------------------------------
Autoliv, Inc. (Automotive)                                                                       13,700          572,502
------------------------------------------------------------------------------------------------------------------------
Ericsson, Inc., "B" (Telecommunications - Wireline)                                             436,900        1,288,756
------------------------------------------------------------------------------------------------------------------------
Sandvik AB (Machinery & Tools)                                                                   46,800        1,598,140
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $4,488,118
------------------------------------------------------------------------------------------------------------------------
Switzerland - 6.5%
------------------------------------------------------------------------------------------------------------------------
Credit Suisse Group (Banks & Credit Companies)                                                   22,300         $792,675
------------------------------------------------------------------------------------------------------------------------
Novartis AG (Pharmaceuticals)                                                                    27,560        1,216,303
------------------------------------------------------------------------------------------------------------------------
Roche Holding AG (Pharmaceuticals)                                                               17,900        1,772,985
------------------------------------------------------------------------------------------------------------------------
Syngenta AG (Chemicals)                                                                          10,710          898,275
------------------------------------------------------------------------------------------------------------------------
UBS AG (Banks & Credit Companies)                                                                28,749        2,026,599
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $6,706,837
------------------------------------------------------------------------------------------------------------------------
United Kingdom - 18.7%
------------------------------------------------------------------------------------------------------------------------
AstraZeneca PLC (Pharmaceuticals)                                                                51,420       $2,306,248
------------------------------------------------------------------------------------------------------------------------
Aviva PLC (Insurance)                                                                           154,730        1,596,103
------------------------------------------------------------------------------------------------------------------------
Barclays PLC (Banks & Credit Companies)                                                         165,500        1,409,415
------------------------------------------------------------------------------------------------------------------------
BP PLC, ADR (Energy - Integrated)                                                                64,280        3,443,480
------------------------------------------------------------------------------------------------------------------------
Cadbury Schweppes PLC (Food & Non-Alcoholic Beverages)*                                         124,900        1,077,247
------------------------------------------------------------------------------------------------------------------------
easyJet Airline Co. Ltd. (Airlines)                                                             146,300          423,038
------------------------------------------------------------------------------------------------------------------------
Johnston Press PLC (Printing & Publishing)                                                       70,890          728,046
------------------------------------------------------------------------------------------------------------------------
Kingfisher PLC (Specialty Stores)                                                               227,916        1,182,754
------------------------------------------------------------------------------------------------------------------------
Reckitt Benckiser PLC (Consumer Goods & Services)                                                44,300        1,253,663
------------------------------------------------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks & Credit Companies)                                      73,175        2,106,626
------------------------------------------------------------------------------------------------------------------------
Vodafone Group PLC (Telecommunications - Wireless)                                            1,204,700        2,637,183
------------------------------------------------------------------------------------------------------------------------
William Hill Ltd. (Gaming & Lodging)                                                             52,200          524,269
------------------------------------------------------------------------------------------------------------------------
Yell Group PLC (Broadcast & Cable TV)                                                           113,060          706,622
------------------------------------------------------------------------------------------------------------------------
                                                                                                             $19,394,694
------------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                        $100,597,947
------------------------------------------------------------------------------------------------------------------------

U.S. Stock - 1.1%
------------------------------------------------------------------------------------------------------------------------
Business Services - 1.1%
------------------------------------------------------------------------------------------------------------------------
Manpower, Inc.                                                                                   22,640       $1,149,433
------------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $89,722,189)                                                                 $101,747,380
------------------------------------------------------------------------------------------------------------------------

Short-Term Obligation - 1.7%
------------------------------------------------------------------------------------------------------------------------
                                                                                         PAR AMOUNT
ISSUER                                                                                 (000 Omitted)             $ VALUE
------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 1.48%, due 7/01/04, at Amortized Cost                            $1,829       $1,829,000
------------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $91,551,189)                                                            $103,576,380
------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.3%                                                                            280,767
------------------------------------------------------------------------------------------------------------------------

Net Assets - 100.0%                                                                                         $103,857,147
------------------------------------------------------------------------------------------------------------------------
* Non-income producing security.
+ Restricted security.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 6/30/04

Investments, at value (identified cost, $91,551,189)                                     $103,576,380
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                              796
-----------------------------------------------------------------------------------------------------------------------------
Foreign currency, at value (identified cost, $74,894)                                          74,345
-----------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                                             148,460
-----------------------------------------------------------------------------------------------------------------------------
Receivable from investment adviser                                                            147,111
-----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                     $103,947,092
-----------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                                             $26,225
-----------------------------------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                                2,137
-----------------------------------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                                                      61
-----------------------------------------------------------------------------------------------------------------------------
  Administrative fee                                                                               32
-----------------------------------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                                         61,490
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                     $89,945
-----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                       $103,857,147
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                                           $81,181,107
-----------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation of assets and liabilities
in foreign currencies                                                                      12,026,986
-----------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain on investments and foreign
currency transactions                                                                       9,504,910
-----------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                             1,144,144
-----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                       $103,857,147
-----------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                                           7,715,072
-----------------------------------------------------------------------------------------------------------------------------
Net asset value per share
(net assets / shares of beneficial interest outstanding)                                                               $13.46
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS          STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 6/30/04

NET INVESTMENT INCOME (LOSS)

Income
-----------------------------------------------------------------------------------------------------------------------------
  Dividends                                                                                 $2,238,536
-----------------------------------------------------------------------------------------------------------------------------
  Interest                                                                                      20,119
-----------------------------------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                                                      (214,473)
-----------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                            $2,044,182
-----------------------------------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                              $622,060
-----------------------------------------------------------------------------------------------------------------------------
  Trustees' compensation                                                                         2,490
-----------------------------------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                                                    6,328
-----------------------------------------------------------------------------------------------------------------------------
  Administrative fee                                                                             7,508
-----------------------------------------------------------------------------------------------------------------------------
  Custodian fee                                                                                138,915
-----------------------------------------------------------------------------------------------------------------------------
  Printing                                                                                       5,144
-----------------------------------------------------------------------------------------------------------------------------
  Postage                                                                                            3
-----------------------------------------------------------------------------------------------------------------------------
  Auditing fees                                                                                 35,095
-----------------------------------------------------------------------------------------------------------------------------
  Legal fees                                                                                     2,998
-----------------------------------------------------------------------------------------------------------------------------
  Miscellaneous                                                                                 32,853
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                       $853,394
-----------------------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                                          (1,282)
-----------------------------------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                                                 (147,111)
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                         $705,001
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                              $1,339,181
-----------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
-----------------------------------------------------------------------------------------------------------------------------
  Investment transactions                                                                  $12,681,851
-----------------------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                                                                (31,968)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                                                $12,649,883
-----------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
-----------------------------------------------------------------------------------------------------------------------------
  Investments                                                                               $6,714,857
-----------------------------------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies                                    3,076
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency translation                                                $6,717,933
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currency                                              $19,367,816
-----------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                                            $20,706,997
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

YEARS ENDED 6/30                                                                           2004                    2003

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS

Net investment income                                                                      $1,339,181                $631,870
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions                  12,649,883              (2,752,992)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency translation                         6,717,933               5,309,053
-----------------------------------------------------------------------------------      ------------             -----------
Increase in net assets from operations                                                    $20,706,997              $3,187,931
-----------------------------------------------------------------------------------      ------------             -----------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                                                  $(680,541)               $(76,133)
-----------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments and foreign currency transactions                      (462,214)                     --
-----------------------------------------------------------------------------------      ------------             -----------
Total distributions declared to shareholders                                              $(1,142,755)               $(76,133)
-----------------------------------------------------------------------------------      ------------             -----------
Net increase in net assets from fund share transactions                                   $25,035,318             $56,145,789
-----------------------------------------------------------------------------------      ------------             -----------
Total increase in net assets                                                              $44,599,560             $59,257,587
-----------------------------------------------------------------------------------      ------------             -----------

NET ASSETS

At beginning of period                                                                     59,257,587                      --
-----------------------------------------------------------------------------------------------------------------------------
At end of period (including accumulated undistributed net investment income of
$1,144,144 and $517,898, respectively)                                                   $103,857,147             $59,257,587
-----------------------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, July 16, 2002, through June 30, 2003.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS          FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

                                                                                                   YEAR               PERIOD
                                                                                                  ENDED               ENDED
                                                                                                 6/30/04             6/30/03*
Net asset value, beginning of period                                                             $10.43              $10.00
---------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                                                        $0.20               $0.14
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency                             3.00                0.31
------------------------------------------------------------------------------------------     --------             -------
Total from investment operations                                                                  $3.20               $0.45
------------------------------------------------------------------------------------------     --------             -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                                                     $(0.10)             $(0.02)
---------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign currency transactions                         (0.07)                 --
------------------------------------------------------------------------------------------     --------             -------
Total distributions declared to shareholders                                                     $(0.17)             $(0.02)
------------------------------------------------------------------------------------------     --------             -------
Net asset value, end of period                                                                   $13.46              $10.43
------------------------------------------------------------------------------------------     --------             -------
Total return (%)                                                                                  30.82                4.49++
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                                                                         0.85                0.85+
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                              1.61                1.55+
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                                  109                  97
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                                      $103,857             $59,258
---------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser has contractually agreed under a temporary expense agreement to reimburse all of the fund's operating expenses, exclusive of management fee, in excess of 0.10% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and ratio would have been:

Net investment income                                                                             $0.18               $0.12
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                                         1.03                1.11+
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                              1.43                1.29+
---------------------------------------------------------------------------------------------------------------------------

  * For the period from the commencement of the fund's investment operations, July 16, 2002, through June 30, 2003.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Institutional International Research Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended June 30, 2004 the fund's custodian fees were reduced by $521 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For year ended June 30, 2004, the fund's miscellaneous expenses were reduced by $761 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the year ended June 30, 2004 and the period ended June 30, 2003 was as follows:

                                               6/30/04      6/30/03*

          Distributions declared from:
          ----------------------------------------------------------
            Ordinary income                   $950,444       $76,133
          ----------------------------------------------------------
            Long-term capital gain             192,311            --
          ----------------------------------------------------------
          Total distributions declared      $1,142,755       $76,133
          ----------------------------------------------------------

* For the period from the commencement of the fund's investment operations, July 16, 2002, through June 30, 2003.

During the year ended June 30, 2004, accumulated undistributed net investment income decreased by $32,394, accumulated undistributed net realized gain on investments and foreign currency transactions increased by $31,968, and paid- in capital increased by $426 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of June 30, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

              Undistributed ordinary income           $5,811,156
              --------------------------------------------------
              Undistributed long-term capital gain     5,077,026
              --------------------------------------------------
              Unrealized appreciation                 11,794,616
              --------------------------------------------------
              Other temporary differences                 (6,758)
              --------------------------------------------------

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The investment adviser has contractually agreed to reimburse the fund's operating expenses exclusive of management fees such that the fund's other expenses do not exceed 0.10% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

The MFS funds, including this fund, have entered into a services agreement (the "Agreement") which provides for payment of fees by the MFS funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the MFS funds. The ICCO is an officer of the MFS funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the MFS funds for a proportional share of substantially all of the payments made by the MFS funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The MFS funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

              First $2 billion                           0.0175%
              --------------------------------------------------
              Next $2.5 billion                          0.0130%
              --------------------------------------------------
              Next $2.5 billion                          0.0005%
              --------------------------------------------------
              In excess of $7 billion                    0.0000%
              --------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

              First $2 billion                          0.01120%
              --------------------------------------------------
              Next $2.5 billion                         0.00832%
              --------------------------------------------------
              Next $2.5 billion                         0.00032%
              --------------------------------------------------
              In excess of $7 billion                   0.00000%
              --------------------------------------------------

For the year ended June 30, 2004, the fund paid MFS $7,508, equivalent to 0.00905% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%, which amounted to $6,221 for the year ended June 30, 2004. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $65 for the year ended June 30, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $112,445,959 and $ 88,031,034, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

              Aggregate cost                         $91,783,559
              --------------------------------------------------
              Gross unrealized appreciation          $13,150,342
              --------------------------------------------------
              Gross unrealized depreciation           (1,357,521)
              --------------------------------------------------
              Net unrealized appreciation            $11,792,821
              --------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                        Year Ended June 30, 2004          Period Ended June 30, 2003*
                                                        SHARES            AMOUNT           SHARES            AMOUNT

Shares sold                                              2,253,582       $27,919,864        5,821,756       $57,478,766
--------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                                   --                --               79               768
--------------------------------------------------------------------------------------------------------------------------
Shares reacquired                                         (218,064)       (2,884,546)        (142,281)       (1,333,745)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                             2,035,518       $25,035,318        5,679,554       $56,145,789
--------------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, July 16, 2002, through June 30, 2003.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended June 30, 2004, was $445 and is included in miscellaneous expense. The fund had no significant borrowings during the year ended June 30, 2004.

(7) RESTRICTED SECURITIES

The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 2004, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.9% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                               DATE OF
DESCRIPTION                ACQUISITION      SHARES          COST         VALUE
MOL Magyar Olaj-es
Gazipari Rt., GDR            4/2/2004      23,500      $865,384      $916,500
------------------------------------------------------------------------------

(8) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan administered by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards and Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades. As part of the settlement, MFS has retained an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional International Research Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MFS Institutional International Research Equity Fund (one of the series comprising the MFS Institutional Trust) (the "Trust") as of June 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the period from the commencement of the fund's operations, July 16, 2002, through June 30, 2003, and the financial highlights for the year then ended and the period from the commencement of the fund's operations, July 16, 2002, through June 30, 2003. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Institutional International Research Equity Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from the commencement of the fund's operations, July 16, 2002, through June 30, 2003, and the financial highlights for the year in the period then ended and the period from the commencement of the fund's operations, July 16, 2002, through June 30, 2003, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

August 16, 2004

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

The fund has designated $192,311 as a capital gain dividend for the year ended June 30, 2004.

For the year ended June 30, 2004, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 0.21%.

For the year ended June 30, 2004, income from foreign sources was $2,230,189, and the fund designated a foreign tax credit of $211,809.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

--------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years.
(Their titles may have varied during that period.) The business address of each Trustee and officer is 500 Boylston Street,
Boston, Massachusetts 02116.

                                  POSITION(s) HELD       TRUSTEE/OFFICER        PRINCIPAL OCCUPATIONS & OTHER DIRECTORSHIPS(2)
NAME, DATE OF BIRTH                  WITH FUND              SINCE(1)                      DURING THE PAST FIVE YEARS
-------------------               ----------------       ---------------        ----------------------------------------------
INTERESTED TRUSTEES
John W. Ballen(3)                Trustee and President   August 2001 until      Massachusetts Financial Services Company, Chief
(born 09/12/59)                                          February 2004          Executive Officer and Director (until February
                                                                                2004)

Robert J. Manning(3)             Trustee and President   February 2004          Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                                 Executive Officer, President, Chief Investment
                                                                                Officer and Director

Kevin R. Parke(3)                Trustee                 January 2002 until     Massachusetts Financial Services Company,
(born 12/14/59)                                          February 2004          President, Chief Investment Officer and Director
                                                                                (until February 2004)

Robert C. Pozen(3)               Trustee                 February 2004          Massachusetts Financial Services Company, Chairman
(born 08/08/46)                                                                 (since February 2004); Harvard Law School
                                                                                (education), John Olin Visiting Professor (since
                                                                                July 2002); Secretary of Economic Affairs, The
                                                                                Commonwealth of Massachusetts (January 2002 to
                                                                                December 2002); Fidelity Investments, Vice Chairman
                                                                                (June 2000 to December 2001); Fidelity Management &
                                                                                Research Company (investment adviser), President
                                                                                (March 1997 to July 2001); The Bank of New York
                                                                                (financial services), Director; Bell Canada
                                                                                Enterprises (telecommunications), Director; Telesat
                                                                                (satellite communications), Director

Jeffrey L. Shames(3)             Trustee                 October 1993 until     Massachusetts Financial Services Company, Chairman
(born 06/02/55)                                          February 2004          (until February 2004)

INDEPENDENT TRUSTEES
J. Atwood Ives                   Chairman                February 1992          Private investor; KeySpan Corporation (energy
(born 05/01/36)                                                                 related services), Director; Eastern Enterprises
                                                                                (diversified services company), Chairman, Trustee
                                                                                and Chief Executive Officer (until November 2000)

Lawrence H. Cohn, M.D.           Trustee                 August 1993            Brigham and Women's Hospital, Chief of Cardiac
(born 03/11/37)                                                                 Surgery; Harvard Medical School, Professor of
                                                                                Surgery

David H. Gunning                 Trustee                 January 2004           Cleveland-Cliffs, Inc. (mining products and service
(born 05/30/42)                                                                 provider), Vice Chairman/Director (since April
                                                                                2001); Encinitos Ventures (private investment
                                                                                company), Principal (1997 to April 2001); Lincoln
                                                                                Electric Holdings, Inc. (welding equipment
                                                                                manufacturer), Director; Southwest Gas Corporation
                                                                                (natural gas distribution company), Director

William R. Gutow                 Trustee                 December 1993          Private investor and real estate consultant;
(born 09/27/41)                                                                 Capitol Entertainment Management Company (video
                                                                                franchise), Vice Chairman

Amy B. Lane                      Trustee                 January 2004           Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                                 Director, Investment Banking Group (1997 to
                                                                                February 2001); Borders Group, Inc. (book and music
                                                                                retailer), Director; Federal Realty Investment
                                                                                Trust (real estate investment trust), Trustee

Lawrence T. Perera               Trustee                 July 1981              Hemenway & Barnes (attorneys), Partner
(born 06/23/35)

William J. Poorvu                Trustee                 August 1982            Private investor; Harvard University Graduate
(born 04/10/35)                                                                 School of Business Administration, Class of 1961
                                                                                Adjunct Professor in Entrepreneurship Emeritus; CBL
                                                                                & Associates Properties, Inc. (real estate
                                                                                investment trust), Director

J. Dale Sherratt                 Trustee                 August 1993            Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                 specialists), President; Wellfleet Investments
                                                                                (investor in health care companies), Managing
                                                                                General Partner (since 1993); Cambridge
                                                                                Nutraceuticals (professional nutritional products),
                                                                                Chief Executive Officer (until May 2001)

Elaine R. Smith                  Trustee                 February 1992          Independent health care industry consultant
(born 04/25/46)

Ward Smith                       Trustee                 October 1992           Private investor
(born 09/13/30)

OFFICERS
Robert J. Manning(3)             President and Trustee   February 2004          Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                                 Executive Officer, President, Chief Investment
                                                                                Officer and Director

John W. Ballen(3)                President and Trustee   August 2001 until      Massachusetts Financial Services Company, Chief
(born 09/12/59)                                          February 2004          Executive Officer and Director (until February
                                                                                2004)

James R. Bordewick, Jr.(3)       Assistant Secretary     September 1990         Massachusetts Financial Services Company, Senior
(born 03/06/59)                  and Assistant Clerk                            Vice President and Associate General Counsel

Stephen E. Cavan(3)              Secretary and Clerk     December 1989 until    Massachusetts Financial Services Company, Senior
(born 11/06/53)                                          March 2004             Vice President, General Counsel and Secretary
                                                                                (until March 2004)

Stephanie A. DeSisto(3)          Assistant Treasurer     May 2003               Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                                 President (since April 2003); Brown Brothers
                                                                                Harriman & Co., Senior Vice President (November
                                                                                2002 to April 2003); ING Groep N.V./Aeltus
                                                                                Investment Management, Senior Vice President (prior
                                                                                to November 2002)

Robert R. Flaherty(3)            Assistant Treasurer     August 2000            Massachusetts Financial Services Company, Vice
(born 09/18/63)                                                                 President (since August 2000); UAM Fund Services,
                                                                                Senior Vice President (prior to August 2000)

Richard M. Hisey(3)              Treasurer               August 2002            Massachusetts Financial Services Company, Senior
(born 08/29/58)                                                                 Vice President (since July 2002); The Bank of New
                                                                                York, Senior Vice President (September 2000 to July
                                                                                2002); Lexington Global Asset Managers, Inc.,
                                                                                Executive Vice President and Chief Financial
                                                                                Officer (prior to September 2000); Lexington Funds,
                                                                                Chief Financial Officer (prior to September 2000)

Ellen Moynihan(3)                Assistant Treasurer     April 1997             Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                                 President

Frank L. Tarantino               Independent Chief       June 2004              Tarantino LLC (provider of compliance services),
(born 03/07/44)                  Compliance Officer                             Principal (since June 2004); CRA Business
                                                                                Strategies Group (consulting services), Executive
                                                                                Vice President (April 2003 to June 2004); David L.
                                                                                Babson & Co. (investment adviser), Managing
                                                                                Director, Chief Administrative Officer and Director
                                                                                (February 1997 to March 2003)

James O. Yost(3)                 Assistant Treasurer     September 1990         Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                                 Vice President

------------------
(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each
Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                              CUSTODIAN
Massachusetts Financial Services Company                        State Street Bank and Trust Company
500 Boylston Street, Boston, MA  02116-3741                     225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                                     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                                     Deloitte & Touche LLP
500 Boylston Street, Boston, MA                                 200 Berkeley Street, Boston, MA 02116
02116-3741

DIRECTOR OF GLOBAL EQUITY RESEARCH
David A. Antonelli

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

MFS Service Center, Inc.
P.O. Box 2281
Boston,MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired individuals, call toll free:
1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf).

For share prices, account balances, exchanges or stock and bond outlooks, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

WORLD WIDE WEB

mfs.com


[logo] M F S(R)
INVESTMENT MANAGEMENT

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                  IRE-ANN 8/04

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. J. Atwood Ives and Ward Smith and Ms. Amy B. Lane, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. In addition, Messrs. Ives and Smith and Ms. Lane are "independent" members of the Audit Committee as defined in the instructions to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(A) THROUGH 4(D) AND 4(G):
The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to the Registrant ("Funds"). In addition, Deloitte may provide non-audit related services to the Funds and/or to the Funds' investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended June 30, 2004 and 2003, audit fees billed to the Funds by Deloitte were as follows:
                                                        Registrant's
                                                         Audit Fees
 Fees billed by Deloitte:                                    2004         2003
                                                           -------     -------
   MFS Institutional Emerging Equities Fund                $28,700      $26,000
   MFS Institutional International Equity Fund              28,550       26,175
   MFS Institutional International Research Equity Fund     10,600       11,000
   MFS Institutional Large Cap Growth Fund                  28,300       25,800
   MFS Institutional Large Cap Value Fund                   25,450       11,000
   MFS Institutional Mid-Cap Growth Fund                    28,000       25,675
   MFS Institutional Research Fund                          28,000       25,675
                                                            ------       ------
              Total                                       $177,600     $151,325


For the fiscal years ended June 30, 2004 and 2003, fees billed by Deloitte for audit-related, tax and other services provided to the Funds, MFS and MFS Related Entities were as follows:

                                                                                                                 Total
                                                  Audit-Related Fees(1)  Tax Fees(2)       All Other Fees(3)  Non-Audit Fees

                                                       2004       2003      2004     2003       2004       2003    2004     2003
                                                       ----       ----      ----     ----       ----       ----    ----     ----
Fees billed by Deloitte:
MFS Institutional Emerging Equities Fund                $ 0        $ 0    $4,300   $3,800        $ 0        $ 0    $4,300    $3,800
MFS Institutional International Equity Fund               0          0     4,700    4,125          0          0     4,700     4,125
MFS Institutional International Research Equity Fund      0          0     4,400    4,000          0          0     4,400     4,000
MFS Institutional Large Cap Growth Fund                   0          0     4,400    4,000          0          0     4,400     4,000
MFS Institutional Large Cap Value Fund                    0          0     4,400    4,000          0          0     4,400     4,000
MFS Institutional Mid-Cap Growth Fund                     0          0     4,700    4,125          0          0     4,700     4,125
MFS Institutional Research Fund                           0          0     4,700    4,125          0          0     4,700     4,125
                                                          -          -     -----    -----          -          -     -----     -----
           Total fees billed by Deloitte                 $0         $0   $31,600  $28,175         $0         $0   $31,600   $28,175
To MFS and MFS Related Entities                     601,650    126,500    35,000   44,329    101,000     87,433   737,650   258,262
                                                    -------    -------    ------   ------    -------     ------   -------   -------
       Total fees billed                           $601,650   $126,500   $66,600  $72,504   $101,000    $87,433  $769,250  $286,437
       -----------------                           --------   --------   -------  -------   --------    -------  --------  --------

(1) There were no Audit-Related services provided to the Funds by Deloitte for the fiscal years ended June 30, 2004 and 2003. Audit-Related Fees billed by Deloitte to MFS and MFS Related Entities includes fees for internal control reviews.
(2) Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. This category includes fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, and tax advice related to income recognition and distribution policies.
(3) All Other Fees include fees for services related to financial information system implementation, and consultation on internal cost allocations.

ITEM 4(E)(1):
Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: Pre-approval is needed for all planned and anticipated audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and/or financial reporting of the Registrant. In the event such services arise between regular meetings of the Audit Committee and it is not practical to seek pre-approval at the next regular meeting of the Audit Committee, such services may be referred to the Chair of the Audit Committee for approval; provided that, the Chair may not approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(E)(2):
None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the funds and MFS and MFS Related Entities disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

ITEM 4(F): Not applicable.

ITEM 4(H): Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time. [Applicable for periods ending on or after July 9, 2004 (beginning with Form N-CSRs filed at the end of September, 2004 for July 31, 2004 reporting period.)]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted procedures by which shareholders may send communications, including recommendations for nominees to the Registrant's Board, to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of series of the Registrant], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, c/o Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the series of the Registrant to which it relates, and (iii) identify the class and number of shares held by the shareholder.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

     (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS INSTITUTIONAL TRUST



By (Signature and Title)* ROBERT J. MANNING
                          -----------------------------
                          Robert J. Manning, President

Date:   August 23, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)*  ROBERT J. MANNING
                          -----------------------------
                           Robert J. Manning, President
                           (Principal Executive Officer)

Date:  August 23, 2004


By (Signature and Title)*  RICHARD M. HISEY
                          -----------------------------
                           Richard M. Hisey, Treasurer
                           (Principal Financial Officer and Accounting Officer)

Date:  August 23, 2004


* Print name and title of each signing officer under his or her signature.